Exhibit 10.1

Certain confidential material contained in this document has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission. Each omission has been marked with “[Redacted].”

AGGREGATE EXCESS OF LOSS REINSURANCE AGREEMENT

by and between

AIG ASSURANCE COMPANY

AIG PROPERTY CASUALTY COMPANY

AIG SPECIALTY INSURANCE COMPANY

AIU INSURANCE COMPANY

AMERICAN HOME ASSURANCE COMPANY

COMMERCE AND INDUSTRY INSURANCE COMPANY

GRANITE STATE INSURANCE COMPANY

ILLINOIS NATIONAL INSURANCE CO.

LEXINGTON INSURANCE COMPANY

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

NEW HAMPSHIRE INSURANCE COMPANY

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

(the “Reinsured”)

and

NATIONAL INDEMNITY COMPANY

(the “Reinsurer”)

Dated as of January 20, 2017

TABLE OF CONTENTS

ARTICLE I DEFINITIONS

1.1	DEFINITIONS.	1

ARTICLE II REINSURANCE CEDED

2.1	REINSURANCE COVERAGE.	13
2.2	COMMENCEMENT OF THE REINSURER’S LIABILITY; FOLLOW FORTUNES AND SETTLEMENTS.	14
2.3	ULTIMATE NET LOSS.	14
2.4	NET RETENTION.	15
2.5	EXCLUSIONS.	15
2.6	SANCTIONS EXCLUSION.	16
2.7	TRANSFER RIGHTS.	16

ARTICLE III REINSURANCE CONSIDERATION & CLOSING CONDITIONS

3.1	CONSIDERATION; INTEREST.	17
3.2	FINAL PAYMENT DATE.	17
3.3	CLOSING.	17
3.4	ADDITIONAL DELIVERIES ON OR PRIOR TO CLOSING.	18
3.5	CONDITIONS PRECEDENT TO THE OBLIGATION OF THE REINSURER TO CLOSE.	18
3.6	CONDITIONS PRECEDENT TO THE OBLIGATION OF THE REINSURED TO CLOSE.	18
3.7	PRE-CLOSING TERMINATION.	19
3.8	EFFECT OF TERMINATION.	19

ARTICLE IV REPORTING AND SETTLEMENT

4.1	QUARTERLY REPORTING.	19
4.2	QUARTERLY SETTLEMENT.	20
4.3	SETTLEMENT PAYMENTS.	20
4.4	OFFSET AND RECOUPMENT RIGHTS.	20
4.5	AIG CLAIM-IN-CONSULTATION.	20

ARTICLE V CLAIM AUTHORITY

5.1	CLAIM AUTHORITY.	20
5.2	CLAIMS PRACTICES.	21
5.3	GENERAL RIGHT OF ASSOCIATION.	21
5.4	REINSURER CONSULTATION RIGHTS.	22
5.5	OTHER DISPUTES.	23

ARTICLE VI RESERVING REQUIREMENTS

6.1	RESERVES.	23
6.2	RESERVE INFORMATION.	23

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ARTICLE VII DURATION AND TERMINATION

7.1	DURATION AND TERMINATION.	23
7.2	EFFECT OF TERMINATION.	24
7.3	SPECIAL TERMINATION OR SETTLEMENT.	24

ARTICLE VIII REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE REINSURED

8.1	WARRANTIES.	27
8.2	DISCLOSED INFORMATION.	28
8.3	NO OTHER REPRESENTATIONS OR WARRANTIES BY THE REINSUREDS.	28
8.4	EXCLUSIVE REMEDY FOR REINSURED MISREPRESENTATIONS AND BREACHES.	29
8.5	NET LOSSES ACTUALLY PAID.	29

ARTICLE IX REPRESENTATIONS AND WARRANTIES OF THE REINSURER

9.1	WARRANTIES.	29

ARTICLE X ACCOUNTING AND TAX TREATMENT

10.1	ACCOUNTING AND TAX TREATMENT.	30

ARTICLE XI INSOLVENCY

11.1	INSOLVENCY OF THE REINSURED.	31

ARTICLE XII COLLATERAL TRUST ACCOUNT

12.1	ESTABLISHMENT OF COLLATERAL TRUST ACCOUNT.	32
12.2	INITIAL FUNDING OF THE COLLATERAL TRUST ACCOUNT.	32
12.3	ONGOING FUNDING OF COLLATERAL TRUST ACCOUNT.	32
12.4	COLLATERAL TRUST ASSETS.	32
12.5	SETTLEMENTS.	33
12.6	MODIFICATION UPON OCCURRENCE OF COLLATERAL TRIGGERING EVENT.	33
12.7	MODIFICATION UPON OCCURRENCE OF A REINSURANCE CREDIT EVENT.	33
12.8	WITHDRAWAL OF COLLATERAL TRUST ASSETS BY THE REINSURED OTHER THAN DURING THE PENDENCY OF A REINSURANCE CREDIT EVENT.	35
12.9	WITHDRAWAL OF COLLATERAL TRUST ASSETS BY REINSURED DURING THE PENDENCY OF A REINSURANCE CREDIT EVENT.	36
12.10	REINSURANCE CREDIT.	37

ARTICLE XIII DISPUTE RESOLUTION

13.1	NEGOTIATION.	37
13.2	ARBITRATION.	38

ARTICLE XIV REGULATORY MATTERS

14.1	REGULATORY MATTERS.	39

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ARTICLE XV ACCESS TO RECORDS & CONFIDENTIALITY

15.1	ACCESS TO RECORDS.	39
15.2	CONFIDENTIALITY.	40

ARTICLE XVI PUBLICITY

16.1	PUBLICITY.	41

ARTICLE XVII ERRORS AND OMISSIONS

17.1	ERRORS AND OMISSIONS.	42

ARTICLE XVIII MISCELLANEOUS PROVISIONS

18.1	NOTICES.	42
18.2	ENTIRE AGREEMENT.	43
18.3	WAIVER AND AMENDMENT.	43
18.4	SUCCESSORS AND ASSIGNS.	44
18.5	WAIVER OF DUTY OF UTMOST GOOD FAITH.	44
18.6	CONSTRUCTION; INTERPRETATION.	44
18.7	GOVERNING LAW AND JURISDICTION.	45
18.8	NO THIRD PARTY BENEFICIARIES.	45
18.9	COUNTERPARTS.	45
18.10	SEVERABILITY.	45
18.11	AGENT.	45
18.12	INCONTESTABILITY.	46
18.13	CURRENCY.	47
18.14	SPECIFIC PERFORMANCE.	47
18.15	TAXES.	47
18.16	EXPENSES.	47
18.17	SERVICE OF SUIT.	47

Attachments:

EXHIBIT A		1

EXHIBIT B		1

EXHIBIT C		2

EXHIBIT D		3

SCHEDULE 3.1		1

SCHEDULE 8.1(A)		2

SCHEDULE 8.1(E)		3

SCHEDULE 8.2		4

LIMITATIONS AND QUALIFICATIONS		17

SCHEDULE 8.2-1		18

SCHEDULE 8.5		19

iii

AGGREGATE EXCESS OF LOSS REINSURANCE AGREEMENT

This AGGREGATE EXCESS OF LOSS REINSURANCE AGREEMENT (this “Reinsurance Agreement”), dated as of January 20, 2017 (the “Execution Date”) is made and entered into by and between AIG Assurance Company, AIG Property Casualty Company, AIG Specialty Insurance Company, AIU Insurance Company, American Home Assurance Company, Commerce and Industry Insurance Company, Granite State Insurance Company, Illinois National Insurance Co., Lexington Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., New Hampshire Insurance Company and The Insurance Company of the State of Pennsylvania (individually or collectively referred to as the “Reinsured” unless otherwise specifically set forth herein), and National Indemnity Company, a Nebraska stock property and casualty insurance company (hereinafter referred to as the “Reinsurer”, and together with the Reinsured, the “Parties”).

WHEREAS, the Reinsured desires to cede to the Reinsurer Ultimate Net Loss in excess of the Retention, subject to the Reinsurer’s Share of the Aggregate Limit, as set forth herein, and the Reinsurer wishes to assume its share of such Liabilities, as of the Effective Date, under and pursuant to the terms and conditions of this Reinsurance Agreement;

NOW, THEREFORE, in consideration of the mutual and several promises and undertakings herein contained, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. The following terms shall have the respective meanings set forth below throughout this Reinsurance Agreement:

“2016 Exit” means Liabilities under the following coverage classified by the Reinsured as legacy run-off business after the Effective Date:

(a)	Lexington Buffer Trucking: (i) all Policies issued by the Reinsured to non-Affiliates and (ii) reinsurance assumed by the Reinsured from AIG Europe Limited or predecessor entities thereto and, for both (i) and (ii), classified by the Reinsured as falling within the Lexington buffer trucking facility, all of which reside in the Reinsured’s Division 92 immediately prior to the Effective Date (under which other, non-excluded Policies also reside);

(b)	Healthcare Product Liability: all Policies issued by the Reinsured to non-Affiliates and classified by the Reinsured as: (i) primary or excess occurrence or claims made product liability or product recall coverage issued to pharmaceutical companies or manufacturers of healthcare equipment, or (ii) reinsurance issued by the Reinsured to AIG Europe Limited or predecessor entities thereto to the extent such reinsurance covers primary or excess occurrence or claims made coverage for product liability or product recall coverage issued to pharmaceutical companies or manufacturers of healthcare equipment. Each of (i) and (ii) resides in the Reinsured’s Divisions 9, 29 or 97 immediately prior to the Effective Date (under which other, non-excluded Policies also reside); and

(c)	Pollution Legal Liability: all Policies issued by the Reinsured to non-Affiliates and reinsurance issued by the Reinsured to Affiliates that are classified by the Reinsured as pollution legal liability coverage.

For the sake of clarity, “2016 Exit” (i) refers to the reserves listed under the identification entitled “2016 Exit” in Slide 6 of the information memorandum entitled ADC-IM-2016_August 12.pdf and attached hereto as Exhibit C (Slide 6 referred to herein as “Exhibit C”) and (ii) is as also set forth in the Data Room Reports and the Materials.

“Accounting Adjustments” means the statutory accounting reserve adjustments listed under the identification entitled “Acctg Adjustments” in the portion of Exhibit C entitled “Not Included in ADC”.

“Actually Paid” with respect to an item at a given time, means that liability on the item has been discharged as of such time, whether by payment or by offset. For the avoidance of doubt, the amount of liability that is Actually Paid is measured by the amount of consideration given for discharging the liability, not by the carrying value of the liability before discharge.

“Actually Received” with respect to an item at a given time, means that liability on the item has been discharged as of such time by the actual receipt of payment or by offset. For the avoidance of doubt, the amount of liability that is Actually Received is measured by the amount of consideration given for discharging the liability, not by the carrying value of the liability before discharge.

“Additional Retention” has the meaning set forth in Section 2.1(b)(i).

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Aggregate Limit” has the meaning set forth in Section 2.1(c).

“AIG-in-Consultation” has the meaning set forth in Section 5.4(a).

“Allocated Loss Adjustment Expenses” means:

(i)	all obligations of the Reinsured for external defense costs and similar expenses arising from (a) the terms and conditions of the Covered Business, or (b) interinsurer obligations arising from equitable contribution or similar claims to the extent related to the Covered Business, and

(ii)	external costs incurred in connection with or in any way relating to the adjustment, appraisal, defense, resistance, investigation, audit, negotiation, settlement, payment or appeal of claims under, or the pursuit or enforcement of any Salvage And Subrogation with respect to, the Covered Business and/or coverage disputes and/or claims involving actual or alleged Extra-Contractual Obligations related thereto, including court costs, arbitration, mediation, or other dispute resolution costs, attorneys’ fees, expenses, and pre- and post-judgment interest, and salaries, charges and expenses incurred through the use of Affiliated claims or technical services companies, in all cases, only to the extent such sums are allocated to the Covered Business, it being understood that

a.	fees of staff counsel expressly charged with performing functions generally performed by outside counsel are Allocated Loss Adjustment Expenses, and that

b.	the general expense of the Reinsured and/or Affiliated claims or technical service companies not incurred in connection with any specific claim but allocated to claims that are part of the Covered Business in accordance with the Reinsured’s practice as of the Effective Date (or any other subsequent practice to the extent such new or modified practice does not materially adversely affect the Reinsurer) for allocating unallocated loss adjustment expense are Allocated Loss Adjustment Expenses, but that

c.	other personnel costs, overhead, or similar internal costs for the pursuit of reinsurance or that are not attributable to the handling of a claim file arising from the Covered Business, including such overhead or internal costs incurred by Affiliated claims companies or by other subcontractors of the Reinsured, are not Allocated Loss Adjustment Expenses.

For the purposes of this Reinsurance Agreement, such definition of “Allocated Loss Adjustment Expenses” shall apply regardless of how the Reinsured or Reinsurer reserves for Allocated Loss Adjustment Expenses on their annual and quarterly statutory financial statements filed with Governmental Authorities. Further, the date on which any such Allocated Loss Adjustment Expenses are incurred by the Reinsured will be deemed, in all circumstances, to be the Date of Loss of the claims or alleged claims to which such Allocated Loss Adjustment Expenses relate. Allocated Loss Adjustment Expenses do not include any expenses for collection of, or similar activities with respect to, Ceded Reinsurance.

“Attachment” means the point at which Ultimate Net Loss Actually Paid by the Reinsured equals the Retention; provided, that if such Ultimate Net Loss thereafter decreases to an amount that is less than the Retention, “Attachment” shall be deemed to occur at any subsequent time as of which Ultimate Net Loss Actually Paid by the Reinsured again equals the Retention.

“Balance of Consideration Outstanding with Accrued Interest” shall have the meaning set forth in Section 3.1(b)(i).

“Bankruptcy Code” shall mean 11 U.S.C. §§ 101 et seq., as amended from time to time, and any successor statute.

“Beneficiaries’ Agent” has the meaning set forth in the Collateral Trust Agreement.

“Berkshire” means Berkshire Hathaway Inc.

“Books and Records” means originals or copies of all records and all other data and information (in whatever form maintained) in the possession or control of a Reinsured or its Affiliates and relating to the Covered Business, including (i) administrative records, (ii) claim records, (iii) Policy files, (iv) sales records, (v) reinsurance records, (vi) underwriting records, and (vii) accounting records, but excluding any (a) Tax Returns and Tax records and all other data and information with respect to Tax, (b) files, records, data and information with respect to the employees, (c) records, data and information with respect to any employee benefit plan, and (d) any materials prepared for the boards of directors of the Reinsured or its Affiliates; provided, that if any such records or data referred to in the foregoing clauses (i) through (vi) contain information which does not relate to the Covered Business or relates to Covered Business not included within the Subject Liabilities, such information shall not constitute “Books and Records” for purposes of this Reinsurance Agreement; provided that notwithstanding the foregoing, the Reinsured shall have the right to review books and records related to claims or non-Ceded Reinsurance that do not relate to Covered Business to the extent that such claims or non-Ceded Reinsurance relate to a policyholder of a Policy included within the Covered Business or a ceded reinsurer that provided the Reinsured with Ceded Reinsurance, but in each case, only to the extent relevant to the Reinsurer’s exercise of its association, consultation or dispute rights hereunder.

“Business Day” means any day other than a Saturday, Sunday or day on which commercial banks in Omaha, Nebraska or New York, New York are required or authorized by Law to be closed.

“Ceded Reinsurance” means all reinsurance agreements purchased or acquired by any company included in the Reinsured from non-Affiliates, excluding this Reinsurance Agreement, in effect as of December 31, 2015, but only to the extent of the coverage provided by such agreements to such Reinsured for Losses and/or Allocated Loss Adjustment Expenses and/or Extra-Contractual Obligations and/or Salvage And Subrogation in respect of losses with Dates of Loss prior to the Effective Date. Ceded Reinsurance does not include any cessions that (i) were voided or commuted prior to the Effective Date, (ii) were made to reinsurers that the Reinsured had identified as insolvent reinsurers for purposes of its December 31, 2015 financial statements, (iii) were made to entities that were Affiliates of the Reinsured, including intercompany pooling agreements, at inception of such cession, or (iv) were purchased or acquired by the Reinsured on or after the Effective Date, and the existence of all such cessions in clauses (i) through (iv) shall be disregarded in determining Ultimate Net Loss hereunder. For the sake of clarity, Ceded Reinsurance means such reinsurance and retrocession only to the extent it was placed to cover the Subject Liabilities (subject to any amendments thereto prior to January 1, 2017), and does not include coverage provided for Excluded Liabilities. Under no circumstances (other than corrections of coding or other entirely administrative errors or as otherwise permitted by the preceding sentence) shall modifications, amendments, commutations, concessions, insolvencies or litigation/arbitration losses in respect of Ceded Reinsurance made or taken after the Effective Date affect the Reinsurer’s exposure to or Liability for Net Losses or Net Allocated Loss Adjustment Expenses; except that, where agreements that came into place between the Effective Date and January 1, 2017 modify the amounts recoverable under any Ceded Reinsurance, such modifications shall be given effect in determining the amount of Ceded Reinsurance billable but only as respects the first fifteen million Dollars ($15,000,000) of Ultimate Net Loss from a modification arising from any single such agreement. In addition, the Reinsured shall use its commercially reasonable efforts to provide its good faith estimate to the Reinsurer of the total sum of such modifications that were made or taken during 2016; if such good faith estimate exceeds seventy five million ($75,000,000) of Ultimate Net Loss, the Reinsured shall provide supporting detail describing the nature of the modifications.

“Change of Control” shall be deemed to have occurred with respect to any Party if: (a) any Person, organization or association of Persons or organizations acting in concert, excluding Affiliates of a Party, acquires twenty percent (20%) or more of the outstanding voting stock of that Party or any of its controlling Affiliates; (b) any Person, organization or association of Persons or organizations acting in concert succeeds in electing a majority of directors to the boards of a Party in any election in opposition to those directors proposed by the board of directors of such Party, as applicable; (c) a Party transfers all or substantially all of its properties and assets to another Person, organization or association of Persons or organizations, excluding to any Affiliate of that Party; or (d) a Party consolidates with or merges into any Person, firm, corporation or other entity unless that Party, as applicable, shall be the continuing corporation or the successor corporation thereof. A Change of Control shall not be deemed to occur with respect to either Party if there is a change of control at either the American International Group, Inc. level or the Berkshire level.

“Change Notice” has the meaning set forth in Section 5.2(a).

“Closing” has the meaning set forth in Section 3.3.

“Closing Date” has the meaning set forth in Section 3.3.

“Collateral Reduction Event” has the meaning set forth in Section 12.6 hereof.

“Collateral Triggering Agreement” has the meaning set forth in the Collateral Trust Agreement.

“Collateral Triggering Event” has the meaning set forth in the Collateral Trust Agreement.

“Collateral Trust Account” has the meaning set forth in Section 12.1.

“Collateral Trust Agreement” means any trust agreement entered into by and among National Union Fire Insurance Company of Pittsburgh, Pa., on its own behalf and as beneficiaries’ agent, the Reinsurer and the Trustee relating to the establishment of the Collateral Trust Account, which agreement is attached as Exhibit A hereto.

“Collateral Trust Assets” means the assets held in the Collateral Trust Account.

“Confidential Information” has the meaning set forth in Section 15.2(c).

“Consideration” means twelve billion two hundred million Dollars (US$12,200,000,000).

“Covered Business” means, except as otherwise specifically excluded hereunder, all Policies issued, written or assumed by or on behalf of any Reinsured prior to the Effective Date, including any endorsement or addendum thereto issued prior to January 1, 2017, that were classified by the Reinsured as long tail commercial lines as set forth in Exhibit C and were either (i) subject to review per the Data Room Reports or (ii) Non-reviewed Segments, in each case, as set forth in the Data Room Reports and the Materials, it being the express mutual understanding of the Parties that issues concerning whether any Liabilities are or are not Covered Business shall be resolved in the first instance by reference to the Data Room Reports and Materials and the data from which such Data Room Reports and Materials were derived.

“Cure Period” has the meaning set forth in Section 12.7(e).

“Data Room Reports” means the documents in “Data Room Folder” 1.4 as set forth on Schedule 8.2 hereof.

“Date of Loss” means, with respect to any claim, the date of loss assigned in good faith and consistent with the terms and conditions of the applicable Policies to such claim by the Reinsured (including any good faith changes thereto) in accordance with its usual claims handling practices.

“DBA War Hazard” means only those Liabilities arising out of Policies issued and classified by the Reinsured as Defense Base Act coverage that are classified by the Reinsured as “war risk hazard”, and then only to the extent that such Liabilities are reimbursable by the United States Government under a final determination that such Liabilities resulted from a “war-risk hazard” under the War Hazards Compensation Act, 17 U.S.C § 1704. For the sake of clarity, “DBA War Hazard” (i) refers to the reserves listed under the identification entitled “DBA War Hazard” in Exhibit C and (ii) as also set forth in the Data Room Reports and the Materials.

“Designated Court” has the meaning set forth in Section 13.2(f).

“Disclosing Party” has the meaning set forth in Section 15.2(a).

“Dispute” has the meaning set forth in Section 13.1.

“Dispute Notice” has the meaning set forth in Section 13.1.

“Divested Reinsured” means any company included in the Reinsured that experiences a Change of Control.

“Dollars” or “$” refers to United States dollars.

“Eaglestone Liabilities” means all Liabilities that the Reinsured has reinsured with Eaglestone Reinsurance Company (“Eaglestone”) including, without limitation, under the following reinsurance agreements (as each has been amended and subject to the exclusions contained therein): (a) The Amended and Restated Loss Portfolio Transfer Reinsurance Agreement, dated as of June 17, 2011 and effective January 1, 2011; (b) The Excess Workers Compensation Loss Portfolio Transfer Reinsurance Agreement, dated as of March 31, 2011 and effective January 1, 2011; (c) The Environmental Liability Loss Portfolio Transfer Reinsurance Agreement, dated as of December 31, 2012 and effective October 1, 2012 (effective December 10, 2012 as respects Surety as defined therein); (d) The Public Entity Liability Loss Portfolio Transfer Reinsurance Agreement, dated as of September 23, 2014 and effective April 1, 2014; (e) The Occupational Accident Loss Portfolio Transfer Reinsurance Agreement, dated as of September 23, 2014 and effective April 1, 2014; (f) The 2015 Environmental Liability Loss Portfolio Transfer Reinsurance Agreement, dated and effective December 31, 2015; (g) The Revised Run-Off Divisions Liability Loss Portfolio Transfer Reinsurance Agreement, dated and effective December 31, 2015; (h) The Legacy Environmental Liability Loss Portfolio Transfer Reinsurance Agreement, dated and effective December 31, 2015; and (i) The Physicians and Surgeons Professional Liability [Named Insured] Loss Portfolio Transfer Reinsurance Agreement, dated and effective December 31, 2015. Copies of the foregoing reinsurance agreements shall be provided to the Reinsurer upon request. To the extent that any reinsurance agreement with Eaglestone has any aggregate limit, caps or any other similar limitation, the Liabilities reinsured with Eaglestone shall remain deemed Eaglestone Liabilities for purposes hereof even if such limit, cap or limitation is exceeded or exhausted. Under no circumstances shall modifications, amendments, commutations, concessions, insolvencies or litigation/arbitration losses in respect of the reinsurance agreements ceded to Eaglestone affect the Reinsurer’s exposure to or Liability for Net Losses or Net Allocated Loss Adjustment Expenses. For the sake of clarity, none of the Eaglestone Liabilities are reflected or contained in any of the reserves identified on Exhibit C.

“Effective Date” means January 1, 2016.

“Eligible Investments” has the meaning set forth in the Collateral Trust Agreement.

“Excluded Liabilities” has the meaning set forth in Section 2.5.

“Execution Date” has the meaning set forth in the Preamble.

“Exposure Value” means, at any time with respect to any claim or set of related claims, the Reinsured’s reasonable estimate at such time of probable ultimate gross cost to the Reinsured of such claim or set of related claims, based on facts known at the time when sufficient information is available.

“Extra-Contractual Obligations” means those Liabilities arising from the handling of any claim on business covered hereunder, including Liability arising from wrongful denial of coverage, delayed payment of claims, failure to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparations or prosecution of an appeal consequent upon such action, and will also include what is generally understood as “loss in excess of policy limits”; provided however, any Liability of Reinsured for the fraudulent, intentional and malicious acts or omissions of their own employees, officers, or directors (as so determined by final adjudication after all appeals and the expiration of the time to appeal by any order, writ, injunction, directive, judgment, or decree of a court of competent jurisdiction) is not within Extra-Contractual Obligations and shall be paid by Reinsured at their Own Expense. The date on which any such Extra-Contractual Obligation is incurred by the Reinsured will be deemed, in all circumstances, to be the original Date of Loss (or, in the absence of coverage, the Date of Loss the Reinsured would have assigned in good faith had there been coverage). Nothing herein will be construed to create a separate or distinct loss apart from the original Loss that gave rise thereto. Subject always to the proviso above, this Reinsurance Agreement covers Extra-Contractual Obligations as defined herein to the maximum extent permitted by the Law of the most permissive jurisdiction that could reasonably be held to apply under New York choice of law rules.

“FATCA” has the meaning set forth in Section 18.15.

“Final Order” means (a) an order or award of an arbitration panel that is by its terms final and as to which the time to petition for review has expired or (b) an order or judgment of a court of competent jurisdiction (including an order of the Designated Court with respect to an arbitration award) that is by its terms final and is no longer subject to appeal, either as of right or discretionary.

“Final Payment Date” means June 30, 2017.

“Foreign Assumed” means that intercompany reinsurance assumed by the Reinsured from any of its Affiliates, that as of the Effective Date were not domiciled in the United States. For the sake of clarity, “Foreign Assumed” (i) refers to the reserves listed under the identification entitled “Foreign Assumed” in Exhibit C and (ii) as also set forth in the Data Room Reports and the Materials.

“GAAP” means United States generally accepted accounting principles or such other accounting principles, practices or standards as may succeed United States generally accepted accounting principles.

“Governmental Authority” means any government, political subdivision, court, board, commission, regulatory or administrative agency or other instrumentality thereof, whether federal, state, provincial, local or foreign and including any regulatory authority which may be partly or wholly autonomous.

“Impacted Reinsured” has the meaning set forth in Section 12.7(h).

“Initial Security Amount” means the positive excess, if any, of (i) the Reinsurer’s Share of the Consideration plus all interest paid by the Reinsured thereon minus (ii) Ultimate Net Loss Actually Paid by the Reinsurer.

“Interest Rate” means 4% per annum.

“Law” means any domestic or foreign, federal, state or local statute, law, ordinance or code, or any written rules, regulations or administrative or judicial interpretations or policies issued by any Governmental Authority pursuant to any of the foregoing, and any applicable Order of a court or tribunal of competent jurisdiction.

“Liability” or “Liabilities” means any and all debts, liabilities, duties, commitments and obligations of any kind, character or description, whether direct or indirect, fixed or unfixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or not accrued, asserted or unasserted, known or unknown, disputed or undisputed, joint or several, secured or unsecured, determined, determinable or otherwise, whenever or however arising (including whether arising out of any contract or tort based on negligence or strict liability) and whether or not the same would be required by SAP or by accepted actuarial practices in the jurisdiction of domicile of the Reinsured to be reflected in its financial statements or disclosed in the notes thereto.

“Loss” or “Losses” means all obligations of the Reinsured, other than obligations for Allocated Loss Adjustment Expenses, to make payments to or for the benefit of their respective insureds or reinsureds under the coverage provisions of the Covered Business, including obligations arising from direct actions by claimants and interinsurer obligations arising from Subject Liabilities for equitable contribution or similar claims.

“Materials” means all documents and information set forth on Schedule 8.2 hereof.

“Mixed Claim” means a claim or set of related claims that includes elements of both Covered Business and Excluded Liabilities.

“Net Allocated Loss Adjustment Expenses” means Allocated Loss Adjustment Expenses, net of:

(i) recoverables in respect of Allocated Loss Adjustment Expenses billable under Ceded Reinsurance, whether or not collected (provided, however, that Allocated Loss Adjustment Expenses billable shall reflect correction of coding or other entirely administrative errors);

(ii) recoverables in respect of Allocated Loss Adjustment Expenses for deductibles, self-insured retentions, retrospectively rated insurance program or other similar credit related receivables, whether collected or not; and

(iii) expenses directly associated with the handling of failures of annuity providers within the scope of paragraph (iii) of the definition of Net Losses,

all in respect of the Subject Liabilities arising from Covered Business.

For the avoidance of doubt, any reinsurance recoverables excluded from the definition of “Ceded Reinsurance” below shall be disregarded in the deductions from Losses and Allocated Loss Adjustment Expenses.

“Net Cash Settlement Amount” has the meaning set forth in Section 4.2(a).

“Net Cash Settlement Statement” has the meaning set forth in Section 4.2(a).

“Net Losses” shall mean Losses, net of:

(i) recoverables in respect of Losses billable under Ceded Reinsurance, whether or not collected (provided, however, that Losses so billable shall reflect correction of coding or other administrative errors);

(ii) recoverables in respect of Losses for deductibles, self-insured retentions, retrospectively rated insurance program or other similar credit related receivables, whether collected or not; and

(iii) any structured settlement annuities obligations arising out of the failure of any annuity provider to meet its obligations thereunder,

all in respect of the Subject Liabilities arising from Covered Business.

For the avoidance of doubt, any reinsurance recoverables excluded from the definition of “Ceded Reinsurance” shall be disregarded in the deductions from Losses and Allocated Loss Adjustment Expenses.

“Neutral Panel Rules” has the meaning set forth in Section 13.2(b).

“NICO Change of Control” has the meaning set forth in Section 7.3(a)(i).

“Non-reviewed Segments” means the long tail commercial lines of business underwritten by the Reinsured that were classified as (i) Div 66 - Programs Casualty Business Written on US Pool Paper, (ii) Commutes and Insolvents, (iii) Div 14 Aviation and Aviation Workers’ Compensation; (iv) certain Div 7 (Personal Umbrella, Personal Auto Liability, Yacht and Workers’ Compensation), (v) Div 47 Compulsory Cessions Acct, (vi) ECO, (vii) Div 48 Internal Reins Acct, (viii) Fidelity US, (ix) certain Healthcare, and (x) other sub-segments not reviewed in the Data Room Reports, in each case as set forth in the reserve numbers identified in Exhibit C and as also set forth in the Data Room Reports and Materials.

“Obligations” has the meaning set forth in Section 7.3(h).

“Order” means any order, writ, judgment, injunction, decree, stipulation, directive, determination or award entered by or with any Governmental Authority.

“Original Retention” has the meaning set forth in Section 2.1(b)(i).

“Own Expense” has the meaning set forth in Section 2.3(c).

“Parental Guarantee Agreement” means the parental guarantee agreement, to be dated as of the date hereof, by and among the Reinsured, the Reinsurer and Berkshire, which agreement is attached as Exhibit B hereto.

“Partial RCE” has the meaning set forth in Section 12.7(h).

“Parties” has the meaning set forth in the Preamble.

“Payment Date” means each Business Day on which the Reinsured makes a payment of accrued interest and/or Consideration as contemplated in Section 3.1.

“Permit” has the meaning set forth in Section 8.1(d).

“Permitted Investments” has the meaning set forth in the Collateral Trust Agreement.

“Person” means any natural person, corporation, partnership, limited liability company, trust, joint venture or other entity, including any Governmental Authority.

“Personal Information” shall have the meaning set forth in Section 15.2(d).

“Policy(ies)” means any policy, contract, slip, binder or other evidence of insurance or reinsurance issued, written or assumed by or on behalf of any company included within the Reinsured prior to the Effective Date, including any endorsement or addendum thereto issued, written or assumed by or on behalf of any company included within the Reinsured prior to January 1, 2017.

“Privacy Laws” shall have the meaning set forth in Section 15.2(d).

“Quarterly Report” has the meaning set forth in Section 4.1(a).

“Quarterly Settlement Period” means each calendar quarterly period beginning on and including the first day of a calendar quarter and ending on the last day of such calendar quarter, except that (a) the first Quarterly Settlement Period shall begin as of Attachment and end on the last day of a calendar quarter during which Attachment occurs and (b) the final Quarterly Settlement Period shall end on the date that this Reinsurance Agreement terminates in accordance with Article VII.

“Quarterly Settlement Report” has the meaning set forth in Section 4.2(a).

“Receiving Party” has the meaning set forth in Section 15.2 (a).

“Reinsurance Agreement” has the meaning set forth in the Preamble.

“Reinsurance Credit Event” has the meaning set forth in Section 12.7(a).

“Reinsurance Credit Event I” has the meaning set forth in Section 12.7(b).

“Reinsurance Credit Event II” has the meaning set forth in Section 12.7(b).

“Reinsurance Credit Event Notice” has the meaning set forth in Section 12.7(c).

“Reinsured” has the meaning set forth in the Preamble. For the sake of clarity, the term “Reinsured” shall apply individually or collectively to all reinsured companies included therein unless otherwise specifically set forth herein, and shall include, subject to the other terms of this Reinsurance Agreement, any predecessor or successor of such entity, whether by reason of merger, consolidation or otherwise.

“Reinsurer” has the meaning set forth in the Preamble. For the sake of clarity, the term “Reinsurer” shall include any predecessor or successor of such entity.

“Reinsurer’s Share” has the meaning set forth in Section 2.1(e).

“Relevant Jurisdictions” means any domiciliary State in the United States that governs the ability of a legal entity included in the “Reinsured” to take statutory financial statement credit for reinsurance for the business ceded under this Reinsurance Agreement.

“Remaining Aggregate Limit” means, as of any date of determination, the Aggregate Limit less the aggregate amount Actually Paid by the Reinsurer hereunder in respect of Ultimate Net Loss on or prior to such date.

“Representatives” means, with respect to any Person, such Person’s officers, directors, employees, managing directors, agents, advisors and other representatives.

“Reserves” means, with respect to a Party, as required by SAP or applicable Law, reserves (including any gross, net and ceded reserves, reinsurance loss recoverables, case reserves and incurred-but-not reported reserves), funds or provisions for losses, claims, unearned premiums, benefits, costs and expenses (including Allocated Loss Adjustment Expenses), and Extra-Contractual Obligations in respect of the Ultimate Net Loss reinsured by the Reinsurer under this Reinsurance Agreement.

“Residual Balance” has the meaning set forth in Section 3.1(b)(ii).

“Residual Market” means Liabilities arising out of the Reinsured’s participation in any residual marketplace plan (i.e., insurance or reinsurance coverage that the Reinsured is statutorily required to provide as a voluntary market participant). For the sake of clarity, “Residual Market” refers (i) to the reserves listed under the identification entitled “Residual Market” in Exhibit C and (ii) is as also set forth in the Data Room Reports and the Materials.

“Retention” has the meaning set forth in Section 2.1(b)(i).

“Retro/Bulk” means the following Liabilities arising out of loss sensitive insurance Policies underwritten by the Reinsured’s Risk Management Group and residing immediately prior to the Effective Date in Reinsured Divisions 21, 54, 55, 59, 82 or 89 (under which other, non-excluded Liabilities also reside): (a) full cover retention (i.e., Liabilities from such Policies with Retrospective Premium rated to match actual loss experience); (b) close-out (i.e., Liabilities the Reinsured has reassumed from the policyholder through voluntary payment, modification of the insurance contract or the policyholder’s bankruptcy); and (c) aggregate excess (i.e., Liabilities to the Reinsured arising from the exhaustion of any aggregate retention contained in such loss sensitive insurance Policies). It is further understood and agreed that the term “Retro/Bulk” does not include: (x) “guaranteed cost” insurance coverage (i.e., where the Reinsured provides “first dollar” coverage for a fixed premium) or; (y) “specific excess” (i.e., the Liability the Reinsured insures for a single occurrence or claim in excess of a per-claim or per-occurrence self-insured retention). For the sake of clarity, “Retro/Bulk” (i) refers to the reserves listed under the identification entitled “Retro/Bulk” in Exhibit C and (ii) is as also set forth in the Data Room Reports and the Materials.

“Retrospective Premiums” means any amounts due to or from a policyholder or insured or reinsured under a Policy, other than Losses or Allocated Loss Adjustment Expenses, based upon the claims or loss experience thereunder. For purposes of clarity, Retrospective Premiums includes amounts due from policyholders or others under “indemnity agreements” or similar documents previously used by AIG Risk Management, Inc. in its loss sensitive programs.

“Run-off Segment” means Liabilities arising out of discontinued segments of business associated with the reserves listed under the identification entitled “Run-off Segment” in Exhibit C and as also set forth in the Data Room Reports and the Materials.

“Salvage And Subrogation” means salvage, subrogation and similar recoveries in respect of the Covered Business but does not include any reinsurance recoverables. All references to amounts of Salvage And Subrogation in this Reinsurance Agreement, including Ceded Reinsurance with respect thereto, are only to amounts Actually Received by the Reinsured and/or Actually Paid to reinsurers on Ceded Reinsurance.

“SAP” means, as to any Person, the statutory accounting principles prescribed or permitted by the Governmental Authority of the U.S. State responsible for the regulation of insurance companies in the jurisdiction in which such Person is domiciled; provided, that if the Reinsurer is not domiciled in any U.S. State, SAP shall refer to the Governmental Authority responsible for the regulation of insurance companies in the jurisdiction in which the Reinsurer is then domiciled.

“Scheduled Segments” means the Liabilities arising from the segments and sub-segments included within the Data Room Reports and Materials that were identified as not being included within the Subject Liabilities as set forth in Exhibit D hereto.

“Security Amount” has the meaning set forth in the Collateral Trust Agreement.

“Short-Tail” means Liabilities arising out of coverage issued by the Reinsured and classified by the Reinsured as providing coverage, either in whole or in part, for the following: (a) commercial property; (b) “stand alone” accident and health insurance; (c) Homeowners (real and personal property coverage portion of package Policies); (d) Marine Cargo; (e) commercial auto physical damage; (f) warranty; (g) Inland Marine; and (h) Automobile physical damage (both personal and commercial). For the sake of clarity, “Short Tail” (i) refers to the reserves listed under the identification entitled “Short-tail” in Exhibit C and (ii) as also set forth in the Data Room Reports and the Materials.

“Streamlined Rules” has the meaning set forth in Section 13.2(c).

“Subject Liabilities” means any Liabilities or obligations of any Reinsured that (i) arise out of claims on the Covered Business (including obligations arising from direct actions by claimants against the Reinsured) having a Date of Loss prior to the Effective Date or (ii) are incurred by any Reinsured in the settlement of or in protection against the making of future such claims (i.e., for the sake of clarity, future claims that would have a Date of Loss prior to the Effective Date).

“Substitute Agent” has the meaning set forth in Section 18.11(a).

“Tax” means any and all federal, state, foreign or local income, gross receipts, premium, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, ad valorem, personal property, stamp, excise, occupation, sales, use, transfer, value added, alternative minimum, estimated or other tax, fee, duty, levy, custom, tariff, impost, assessment, obligation or charge of the same or of a similar nature to any of the foregoing, including any interest, penalty or addition thereto.

“Tax Authority” means, with respect to any Tax, any government or political subdivision thereof that imposes such Tax, and any agency charged with the collection, assessment, determination or administration of such Tax for such government or subdivision.

“Tax Return” means any return, report, declaration, claim for refund, certificate, bill, or other return or statement, including any schedule or attachment thereto, and any amendment thereof, filed or required to be filed with any Tax Authority in connection with the determination, assessment or collection of any Tax.

“Transaction Documents” means this Reinsurance Agreement, the Collateral Trust Agreement, the Parental Guarantee Agreement and each of the agreements, exhibits, annexes, schedules and other attachments thereto.

“Trustee” means any trustee named in the Collateral Trust Agreement and any successor trustee appointed as such pursuant to the terms of such Collateral Trust Agreement.

“Unallocated Loss Adjustment Expenses” means any loss adjustment expenses that are not Allocated Loss Adjustment Expenses. For purposes of this Reinsurance Agreement, this definition of “Unallocated Loss Adjustment Expenses” will apply regardless of how the Reinsureds or Reinsurer reserves for Unallocated Loss Adjustment Expenses on their annual and quarterly statutory financial statements filed with Governmental Authorities.

“Ultimate Net Loss” has the meaning set forth in Section 2.3(a).

ARTICLE II

REINSURANCE CEDED

2.1 Reinsurance Coverage.

(a) Cession: Subject to the Closing and effective as of the Effective Date, the Reinsured hereby cedes to Reinsurer, and Reinsurer accepts as indemnity reinsurance, the Reinsurer’s Share of the Reinsured’s Ultimate Net Loss in excess of the Retention.

(b) Retention.

(i) The Reinsured shall retain an amount of Ultimate Net Loss (the “Retention”) equal to the sum of (x) the amount of such Ultimate Net Loss that was Actually Paid or accounted for as paid by the Reinsured prior to the Effective Date (the “Original Retention”) plus (y) Twenty-Five Billion Dollars ($25,000,000,000.00) (the “Additional Retention”), and Reinsurer shall have no Liability whatsoever for any Ultimate Net Loss within the Retention.

(ii) The Retention is a single aggregate retention applicable to the group of reinsured companies included in the Reinsured.

(iii) Further to, and in implementation of, Section 2.2(b), the amount of Ceded Reinsurance included in the Original Retention shall be fixed as of the Effective Date, and not thereafter subject to adjustment, as the sum of (x) Ceded Reinsurance that was Actually Received by the Reinsured prior to the Effective Date, plus (y) the recoverables and receivables the Reinsured had booked as of the Effective Date in respect of amounts the Reinsured had Actually Paid prior to the Effective Date.

(c) Limit of Liability. The “Aggregate Limit” is Twenty-Five Billion Dollars ($25,000,000,000.00) and is a single aggregate limit applicable for the group of reinsured companies included in the Reinsured. Notwithstanding any other provision in this Reinsurance Agreement to the contrary, in no event and under no circumstances, howsoever arising with respect to this Reinsurance Agreement, shall the Reinsurer be liable by reason of entering into this Reinsurance Agreement for an amount of Ultimate Net Loss in excess of the Reinsurer’s Share of the Aggregate Limit, which Share shall be equal to Twenty Billion Dollars ($20,000,000,000.00).

(d) Territory. The territorial limits provided under this Reinsurance Agreement shall be identical to the territory of the Policies in the Covered Business.

(e) Reinsurer’s Share. The “Reinsurer’s Share” is 80%.

2.2 Commencement of the Reinsurer’s Liability; Follow Fortunes and Settlements.

(a) Reinsurer’s Liability shall attach simultaneously with that of the Reinsured on the Covered Business and the attachment of Reinsured’s Liability thereto, and all reinsurance with respect to which Reinsurer shall be liable shall be subject in all respects to the same risks, terms, rates, conditions, interpretations, and waivers, and to the same good faith modifications, alterations, and cancellations, as are the Covered Business and the Subject Liabilities to which Liability under this Reinsurance Agreement attaches, the true intent of this Reinsurance Agreement being that Reinsurer shall follow the fortunes and the settlements of the Reinsured and shall, subject to the terms, conditions, and provisions of this Reinsurance Agreement, be bound by all good faith payments and settlements entered into by or on behalf of the Reinsured. All of the Reinsured’s Liability as determined by a court or arbitration panel or arising from a judgment, settlement, compromise, adjustment, or commutation of claims or losses under Covered Business, including payments involving coverage issues involving Policies included within Covered Business, and/or the resolution of whether such claims or losses are required by Law, regulation, or regulatory authority to be covered (or not to be excluded), shall be binding on the Reinsurer regardless of whether such court or arbitration determination, judgment, settlement, compromise, adjustment, or commutation is in respect of a Liability recognized by or contrary to the governing Law of this Reinsurance Agreement. Such court or arbitration determination, judgment, settlement, compromise, or adjustment shall be considered a satisfactory proof of loss. The Reinsured’s good faith allocation of Ultimate Net Loss, including allocation in the case of claims involving Covered Business and Excluded Liabilities and allocations of reinsurance recoveries between Ceded Reinsurance and any other reinsurance (including allocations at variance from court or arbitration decisions relating to claims under the Policies), shall be binding on the Reinsurer. Except as set forth in Section 5.4(d)(i), the burden is on the Reinsurer to establish that a given settlement or allocation by the Reinsured was not in good faith in light of the relative economic risk of the Parties under, and within the scope of, this Reinsurance Agreement.

(b) Notwithstanding anything herein to the contrary, solely with respect to the Reinsured’s actions prior to, and only prior to, January 1, 2017, the Reinsurer is absolutely bound to follow the Reinsured’s fortunes, settlements (including ex gratia), and allocations. For the sake of clarity, the immediately preceding sentence does not apply to Reinsured’s actions on or after January 1, 2017, including any actions taken after January 1, 2017 that revise, modify or otherwise affect the consequences of actions taken prior January 1, 2017.

(c) Special rules and procedures for certain settlement and allocation decisions are set forth in Article V below.

2.3 Ultimate Net Loss.

(a) “Ultimate Net Loss” means:

Net Losses with respect to Subject Liabilities, plus

Net Allocated Loss Adjustment Expenses with respect to Subject Liabilities, plus

Extra-Contractual Obligations with respect to Subject Liabilities, net of Ceded Reinsurance billable thereon, less

Salvage And Subrogation with respect to Subject Liabilities, but only to the extent Actually Received by the Reinsured and net of corresponding amounts Actually Paid in respect of Ceded Reinsurance.

(b) Nothing in the foregoing definition shall be construed as implying that amounts are not recoverable hereunder until a final determination of Ultimate Net Loss.

(c) Where this Reinsurance Agreement refers to an act or obligation as being “at the expense of” a Party or at the Party’s “own expense” (“Own Expense”), the cost of performing such act or discharging such obligation is not included within Ultimate Net Loss, notwithstanding that such cost might otherwise be so includable.

2.4 Net Retention.

In recognition of its retention of responsibility for claims handling and reinsurance on the Covered Business as set forth herein, the Reinsured hereby covenants and agrees that the Reinsured and its Affiliates shall not reinsure and shall retain net for its own account both the twenty percent (20%) share of the Ultimate Net Loss excess of the Retention, up to the Aggregate Limit, that is not being assumed by the Reinsurer under this Reinsurance Agreement and a twenty percent (20%) share of the Ultimate Net Loss of the Additional Retention. In the event of any claim for breach hereof, the panel shall only be authorized to award economic damages to put the prevailing Party in substantially the same economic position it would have been but for the other Party’s disputed action or inaction.

2.5 Exclusions.

The Reinsurer shall not be liable under this Reinsurance Agreement for any of the following Liabilities (collectively, the “Excluded Liabilities”). However, notwithstanding anything to the contrary herein, items Sections 2.5(a) through 2.5(g) are Excluded Liabilities only to the extent such Liabilities are reflected in the Data Room Reports and Materials as excluded segments. To the extent not so identified, such items (Sections 2.5(a) through 2.5(g)) are part of Covered Business:

(a) Foreign Assumed;

(b) Retro/Bulk;

(c) Short-Tail;

(d) 2016 Exit;

(e) Run-off Segment;

(f) Residual Market;

(g) DBA War Hazard;

(h) Accounting Adjustments;

(i) Eaglestone Liabilities;

(j) Any Liability of the Reinsured to pay Taxes or assessments, whether paid directly by the Reinsured or billed to the Reinsured or by or through a policyholder, other insured or reinsured, regardless of whether such Tax is denominated as income tax, excise tax, premium tax, surplus lines tax, or any other Tax assessment;

(k) Any Liability of the Reinsured for Retrospective Premium;

(l) Any Liability of any Divested Reinsured from and after the first date of a Change of Control, and all of the Reinsurer’s Liability therefor shall automatically cease with respect to the Covered Business ceded by such Divested Reinsured upon the Change of Control except to the extent the remaining entities included within the “Reinsured” that have not experienced a Change of Control assumed from the Divested Reinsured the responsibility for the Subject Liabilities, including maintaining the same economic interest as the Divested Reinsured had in any and all such Subject Liabilities constituting Covered Business (whether by reinsurance, by indemnification or otherwise) and the same control of claims arising from such Subject Liabilities as the Divested Reinsured had therefor; provided, that the insolvency of such Divested Reinsured shall not in any way accelerate or enlarge the Reinsurer’s liability hereunder;

(m) Any Liability arising from any policy written, issued or assumed by the Reinsured that incepted or renewed on or after January 1, 2016 (other than Subject Liabilities arising from endorsements or addenda written, issued or assumed by or on behalf the Reinsured prior to January 1, 2017 that are otherwise included within the definition of “Policy” herein);

(n) Any Liability of the Reinsured arising from a claim with a Date of Loss on or after the Effective Date; and

(o) Without duplication of any of Section 2.5(a) through (n), Scheduled Segments.

2.6 Sanctions Exclusion.

The Reinsurer will not be liable to provide any coverage or make any payment hereunder if to do so would be in violation of any sanctions Law or regulation that would expose the Reinsurer to any sanctions, prohibition, restriction or penalty under applicable sanctions Law or regulation.

2.7 Transfer Rights.

Any reinsured company included in the Reinsured may novate, reinsure or otherwise transfer all or a portion of the Covered Business, whether within or outside its Retention, to a direct or indirect wholly-owned subsidiary of American International Group, Inc. with the prior written consent of Reinsurer, such consent not to be unreasonably withheld, delayed or conditioned, with such novated, reinsured or otherwise transferred business and assuming company continuing to be reinsured hereby. Consent shall not be required for novations, reinsurance or other transfers among reinsured companies included in the Reinsured. If any novation, reinsurance or other transfer of all or a portion of the Covered Business occurs, or a Reinsured is redomesticated, with or without the Reinsurer’s consent, such novation, reinsurance, redomestication or other transfer shall not create any credit for reinsurance obligations beyond the statutory credit for reinsurance requirements that were applicable to the transferee/cedent prior to such transfer for all purposes under this Reinsurance Agreement and the Reinsured shall bear all risk of any change in credit for reinsurance requirements as a result of such novation, reinsurance, redomestication or transfer and any such change shall be disregarded for all purposes under this Reinsurance Agreement. The Reinsured shall not be permitted to subject any Covered Business to any statutory scheme of arrangement or any similar mechanism which would have the effect of accelerating or resolving by statutory scheme or similar mechanism any of the Covered Business.

ARTICLE III

REINSURANCE CONSIDERATION & CLOSING CONDITIONS

3.1 Consideration; Interest.

(a) As consideration for the reinsurance provided hereunder, the Reinsured shall pay to the Reinsurer the Reinsurer’s Share of the Consideration (i.e. nine billion, seven hundred sixty million Dollars ($9,760,000,000)). From and after the Effective Date, the Reinsured shall also pay the Reinsurer interest at the Interest Rate as set forth below. All such Consideration and interest shall be paid in cash and shall be paid directly by the Reinsured into the Collateral Trust Account, such direct payments into the Collateral Trust Account to satisfy Reinsured’s payment obligation to Reinsurer in the amount thereof.

(b) Such Consideration and interest shall be paid as follows:

(i) The Parties shall monitor the Balance of Consideration Outstanding with Accrued Interest. Prior to the first payment hereunder, the “Balance of Consideration Outstanding with Accrued Interest” shall equal the Reinsurer’s Share of Consideration plus the Reinsurer’s Share of interest accrued thereon at the Interest Rate for each day in the period from the Effective Date to, but excluding, the first Payment Date.

(ii) Following the first payment, the “Residual Balance” owed shall equal the Balance Outstanding with Accrued Interest to, but excluding, the first Payment Date minus the amount of the payment Actually Paid by Reinsured at that first Payment Date.

(iii) On each subsequent Payment Date, the Balance of Consideration Outstanding with Accrued Interest shall equal the Residual Balance outstanding as of the immediately preceding Payment Date plus interest accrued thereon at the Interest Rate for each day in the period from the prior Payment Date to, but excluding, such current Payment Date.

(c) An illustrative example of a payment schedule and relevant calculations is attached as Schedule 3.1. Day-counts shall be treated on the basis of the actual number of days over 365 or 366, as applicable. Such Schedule shall control in the event of any conflicts between this Section 3.1 and Schedule 3.1.

3.2 Final Payment Date.

The Reinsured shall ensure that the Residual Balance equals zero Dollars ($0) on or prior to the Final Payment Date. However, the Reinsured may in its sole discretion make interim payments of such amounts from time to time.

3.3 Closing.

Unless otherwise agreed by the Parties, subject to the satisfaction or waiver of the conditions set forth in this Article III, the closing (the “Closing”) of this transaction shall take place on the Business Day after all of the conditions set forth in Section 3.5 and 3.6 are satisfied or waived by the Party or Parties entitled to waive the same (other than those conditions that by their nature are to be satisfied at Closing, but subject to the satisfaction or waiver of those conditions at Closing) at the Stamford, Connecticut offices of the Reinsurer, unless another date, time or place is agreed in writing by the Parties. If and when the Closing is effected, the Parties’ rights and obligations under this Reinsurance Agreement shall commence on the Closing Date but shall be effective as of the Effective Date, as set forth herein. Notwithstanding the foregoing, the Closing may occur at such other place, at such other time or on such other date as the Reinsured and the Reinsurer may mutually agree. The date on which the Closing takes place is referred to herein as the “Closing Date”. The Closing shall be deemed to have occurred at 12:01 a.m., Eastern Time, on the Closing Date.

3.4 Additional Deliveries on or prior to Closing.

The Reinsured and the Reinsurer shall, and shall cause their applicable Affiliates to, enter into and deliver to each other Party, on or prior to the Closing Date, each Transaction Document and such other agreements, instruments and documents as are required hereunder or thereunder to be executed and delivered by the Reinsured, the Reinsurer and any respective Affiliates thereof.

3.5 Conditions Precedent to the Obligation of the Reinsurer to Close.

The Reinsurer’s obligation to consummate the transactions contemplated hereby and by the other Transaction Documents is subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) Each Transaction Document shall have been duly executed and delivered by the Reinsured and the Trustee, as applicable, and such agreements shall be in full force and effect with respect to the Reinsured on the Closing.

(b) No Order issued by any court or other Governmental Authority of competent jurisdiction with valid enforcement authority restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Reinsurance Agreement or the other Transaction Documents shall be in effect.

The Reinsurer may not rely on the failure of any condition set forth in this Section 3.5 to be satisfied if such failure was caused by the Reinsurer’s failure to use its commercially reasonable efforts to consummate the transactions contemplated by this Reinsurance Agreement and the other Transaction Documents.

3.6 Conditions Precedent to the Obligation of the Reinsured to Close.

The Reinsured’s obligation to consummate the transactions contemplated hereby and by the other Transaction Documents is subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) The Transaction Documents, including the Parental Guarantee Agreement, shall have been duly executed and delivered by the Reinsurer, Berkshire and/or the Trustee, as applicable, and such agreements shall be in full force and effect with respect to the Reinsurer and Berkshire on the Closing.

(b) The Reinsurer’s financial strength rating by A.M. Best Company, Inc. has not been reduced below “A++”.

(c) The insurance regulators of the Relevant Jurisdictions shall have provided to the Reinsured all requisite regulatory consents and approvals for the transactions contemplated hereby, in each case, without the imposition of a materially burdensome condition on the Reinsured or the Reinsurer, or terms materially inconsistent with those outlined herein.

(d) No Order issued by any court or other Governmental Authority of competent jurisdiction with valid enforcement authority restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Reinsurance Agreement or the other Transaction Documents shall be in effect.

The Reinsured may not rely on the failure of any condition set forth in this Section 3.6 to be satisfied if such failure was caused by the Reinsured’s failure to use its commercially reasonable efforts to consummate the transactions contemplated by this Reinsurance Agreement and the other Transaction Documents.

3.7 Pre-Closing Termination.

This Reinsurance Agreement may be terminated at any time prior to the Closing:

(a) By mutual written consent of the Reinsured and the Reinsurer.

(b) By either the Reinsured or the Reinsurer in the event of the issuance of a final nonappealable Order restraining, enjoining or otherwise prohibiting the transactions contemplated by this Reinsurance Agreement and the other Transaction Documents; provided, however, that the right to terminate this Reinsurance Agreement under this Section 3.7(b) shall not be available to a Party if the issuance of such final, nonappealable Order was primarily due to the failure of such Party to perform any of its obligations under this Reinsurance Agreement.

(c) By the Reinsured in the event that A.M. Best Company, Inc. has reduced its rating of the Reinsurer such as would cause the condition set forth in Section 3.6(b) to fail to be satisfied, and such reduction has not publicly been reversed within ten (10) calendar days such that the condition in Section 3.6(b) would then be satisfied.

(d) By either Party on or after February 21, 2017 if the condition set forth in Section 3.6(c) has not been satisfied in full or waived by the Reinsured on or prior to such date; provided, that such date may be extended by the Parties upon mutual agreement thereto; provided further, that the Parties agree to cooperate in good faith and seek such consents and approvals as promptly as practicable from and after the date hereof until the later of February 20, 2017 or such mutually agreed extension date contemplated in this clause (d).

3.8 Effect of Termination. In the event of termination of this Reinsurance Agreement pursuant to Section 3.7 hereof, written notice of termination shall be given pursuant to the notice provisions herein, and this Reinsurance Agreement shall forthwith become null and void and there shall be no Liability by any Party hereto, except (a) that the provisions of Article XIII and Articles XVI and XVIII shall remain in full force and effect and (b) any confidentiality obligations of the Parties (arising under this Reinsurance Agreement or under any other confidentiality agreement entered into by the Reinsured, or its Affiliates, and the Reinsurer) shall survive such termination.

ARTICLE IV

REPORTING AND SETTLEMENT

4.1 Quarterly Reporting.

From and after the calendar quarter ending December 31, 2016 and prior to Attachment, the Reinsured shall deliver to the Reinsurer, within sixty (60) calendar days after the end of each calendar quarter, a report (each a “Quarterly Report”), the specific format and contents of which the Parties shall reasonably agree upon within sixty (60) calendar days of the date hereof; provided, however, that the reports for the calendar quarters ending on December 31, 2016 (which shall be an annual report), March 31, 2017 and June 30, 2017 shall be delivered by August 31, 2017.

4.2 Quarterly Settlement.

(a) Following Attachment, within sixty (60) calendar days after the end of each Quarterly Settlement Period, the Reinsured shall deliver to the Reinsurer a report (the “Quarterly Settlement Report”), the form and contents of which the Parties shall reasonably agree upon within one hundred twenty (120) calendar days of the date hereof, which Quarterly Settlement Report shall include a statement (the “Net Cash Settlement Statement”) which shall set out a calculation of the net amount due to the Reinsured from the Reinsurer, or the Reinsurer from the Reinsured, under this Reinsurance Agreement for the relevant Quarterly Settlement Period (the “Net Cash Settlement Amount”).

4.3 Settlement Payments.

(a) If the Net Cash Settlement Amount reflects a payment owed to the Reinsured or the Reinsurer, any such payment shall be made by the applicable Party within ten (10) Business Days following the date of delivery of the applicable Quarterly Settlement Report.

(b) All payments between the Parties made pursuant to this Reinsurance Agreement shall be made either (i) by wire transfer of United States dollars in cash to such bank account or accounts as designated by the recipient or (ii) by direct deposit or direct debit through the Automated Clearing House (ACH) system, in each case, as elected by the Party entitled to receipt of payment.

(c) For the sake of clarity, all payments by the Reinsurer to the Reinsured shall be made directly to the Reinsured or to its liquidator, receiver or its statutory successor, as applicable.

4.4 Offset and Recoupment Rights.

Any debits or credits incurred in favor of or against either the Reinsured or the Reinsurer with respect to this Reinsurance Agreement are deemed mutual debits or credits, as the case may be, and shall be set off and recouped, and only the net balance shall be allowed or paid. This Section 4.4 shall apply notwithstanding the initiation or commencement of a liquidation, insolvency, rehabilitation, conservation, supervision or similar proceeding by or against the Reinsured or the Reinsurer.

4.5 AIG Claim-in-Consultation.

Between January 30, 2017 and the Closing Date, Reinsured will provide notice to the Reinsurer in writing of the settlement of any AIG Claim in Consultation or any action that would materially impact the terms of such settlement, in each case, as promptly as reasonably practicable.

ARTICLE V

CLAIM AUTHORITY

5.1 Claim Authority.

The Reinsured shall retain sole responsibility for its claims handling and reinsurance on the Covered Business, including Ceded Reinsurance, and for the pursuit and collection of any Salvage And Subrogation with respect thereto. The Reinsured shall administer and manage such claims, reinsurance and Salvage And Subrogation, both within and in excess of the Retention, in good faith, and in a prudent manner consistent with its practices and to the same service levels as of the Effective Date, as though this Reinsurance Agreement had not been issued. The protocols set forth in the remainder of this Article V shall also be followed after the Closing Date.

5.2 Claims Practices.

(a) The Reinsured shall notify Reinsurer of any material changes that the Reinsured makes to its claims handling practices after January 1, 2017, including claims staffing models, which impact the Covered Business, which notice shall include an explanation of the rationale for such changes (the “Change Notice”). If the Reinsured changes its claims practices or, without a formal change, engages in a pattern of claims practices having, in the aggregate, the effect of such a change, in a manner that Reinsurer determines has had a material adverse effect on Reinsurer’s Liability or the attachment of Reinsurer’s Liability, including, without limitation, because of a material difference in the claims operation for the Covered Business as compared to the long-tail commercial business not covered (i.e., accident years 2016 and later), the Reinsurer must raise any such determination promptly after its discovery thereof. If the Reinsured agrees, the Parties will work together in good faith to modify such change to the practices.

(b) If the Parties, acting in good faith, are unable to agree with respect to whether there has been a material adverse change in claims practices or whether and how a corrective change shall be implemented or to the impact of such changes, then the Reinsurer must notice a Dispute pursuant to Article XIII hereof, and the procedures set forth in Section 5.4(d) regarding burden of proof and specificity of findings shall apply to any ensuing arbitration. Any such arbitration must be commenced within thirty-six (36) months following the Reinsurer’s receipt of the Change Notice relating to the disputed claims practice.

(c) To the extent that the panel determines that there was a material change to the claims handling practices and that the change did cause a material adverse effect to Reinsurer’s Liability or the attachment thereof, then the panel shall be authorized to adjust the calculation of Ultimate Net Loss under this Reinsurance Agreement, with the Reinsured bearing the difference at its Own Expense, to put the Reinsurer in substantially the same economic position it would have been in had the Reinsured not made the adverse change to its claims practices, and the Reinsured at its Own Expense shall implement in a reasonable time frame and in good faith steps to cure the cause of the material adverse effect that the panel determined the Reinsurer suffered or incurred as a result of such practice, action or inaction.

5.3 General Right of Association.

(a) At all times, Reinsurer will have the right to associate in any claim subject to this Reinsurance Agreement at its Own Expense and in a manner to be mutually agreed to by the Parties in good faith, but the Reinsurer’s general right to associate shall not trigger any additional claim reporting obligations for the Reinsured beyond those agreed in this Reinsurance Agreement.

(b) In addition to Reinsurer’s audit and access rights, the Reinsured will make its claims and related managerial personnel available at the reasonable request of Reinsurer to review and discuss strategy and management of the Reinsured’s claims operation.

(c) In addition to the Reinsured’s reporting obligations under Article IV, the Reinsured will agree to provide such other information and reports related to the Reinsured’s claims operation to the Reinsurer as reasonably requested.

5.4 Reinsurer Consultation Rights.

(a) “AIG-in-Consultation”. The following claims shall be treated as “AIG-in-Consultation”:

(i) any claim or set of related claims in the Covered Business that has an Exposure Value of $100 million or more before the Retention has been exceeded, or $50 million or more after the Retention has been exceeded; and

(ii) any Mixed Claim that has an Exposure Value of the Covered Business component of such Mixed Claim of $75 million or more before the Retention has been exceeded, or $50 Million or more after the Retention has been exceeded.

(b) For claims that are “AIG-in-Consultation”, the Reinsured retains ultimate decision making authority for the handling of the claim and any disposition thereof, but the Reinsured is obligated to consult with Reinsurer in good faith as soon as reasonably practicable after a triggering estimation of Exposure Value under Section 5.4(a) is made and before any settlement of such claim or set of related claims.

(c) Reinsurer shall honor the Reinsured’s calculations of Ultimate Net Loss related to settlement of AIG-in-Consultation claims and, following Attachment, shall settle in the ordinary course Ultimate Net Loss as so calculated, provided, however, that Reinsurer shall then have the right to notice a Dispute subject to Article XIII, which shall be resolved in accordance with such Article and the following additional framework:

(i) When determining the reasonableness of the Reinsured’s settlements or allocations in any such arbitration, the panel shall consider whether such settlement or allocation would have been different had this Reinsurance Agreement not been entered into.

(ii) If the panel determines that the Reinsured’s settlement or allocation decisions would have been different had this Reinsurance Agreement not been entered into, the panel shall, to the extent Ultimate Net Loss Actually Paid by Reinsured has exceeded Attachment, award the Reinsurer all monetary damages (including interest, legal fees, and costs), if any, sufficient to put Reinsurer in substantially the same position had Reinsured’s settlements or allocation decisions been made without regard to the existence of this Reinsurance Agreement. The panel shall determine the corresponding adjustments to the calculation of Ultimate Net Loss in this regard. Prior to Ultimate Net Loss exceeding the Attachment, no such monetary damages, other than legal fees and costs, shall be awarded, and the adjustment to the calculation of Ultimate Net Loss shall be the sole remedy in this regard.

(iii) Under no circumstance shall the panel award any damages (other than legal fees and costs) to compensate the Reinsurer for the failure of the Reinsured to act in good faith.

(iv) For the avoidance of doubt, the remedies set forth in subsections (ii) and (iii) above are the Reinsurer’s exclusive monetary remedies in respect of AIG-in-Consultation claims.

(d) In addition to the procedures set forth in Article XIII, the following additional procedures apply to arbitration of “AIG-in-Consultation” claims:

(i) The burden of proof is on the Reinsurer except that where both (x) the issue is one of allocation and (y) the Reinsured’s allocation was at variance with a judgment or award in the underlying claim, the burden shall be on the Reinsured to prove that allocation was nevertheless reasonable.

(ii) If any Party’s position in the arbitration is determined not to have been taken or maintained in good faith and not consistent with the mutual intent of the Parties as expressed in this Reinsurance Agreement, the panel shall have the power to award attorneys’ fees and costs to the other Party, which shall be at the losing Party’s Own Expense.

5.5 Other Disputes.

Any Dispute involving this Reinsurance Agreement for which a dispute resolution mechanism is not otherwise provided herein shall be referred to arbitration in accordance with Article XIII and shall be resolved, subject to the terms of this Reinsurance Agreement, in accordance with the standards applicable in ordinary course of business to disputes between a reinsurer and reinsured under a reinsurance agreement; provided, however, in the absence of a specific remedy therefor otherwise set forth herein or in another Transaction Document, the panel shall only be authorized to award economic damages to put the prevailing Party in substantially the same economic position it would have been in but for the other Party’s disputed action or inaction, including legal fees, costs and interest.

ARTICLE VI

RESERVING REQUIREMENTS

6.1 Reserves.

On and after the Closing Date, the Reinsurer shall establish and at all times maintain a reserve liability on its statutory financial statements with respect to the Reserves for the Liabilities reinsured hereunder, which shall be determined by the Reinsurer in accordance with SAP, including applicable actuarial principles.

6.2 Reserve Information.

The Reinsured shall promptly provide the Reinsurer with such actuarial data as the Reinsurer may reasonably request in order to establish and maintain a reserve Liability on its statutory financial statements with respect to the Subject Liabilities reinsured hereunder, which data shall be segmented in a manner similar to that used for the Data Room Report and Materials and shall include loss triangles for the Non-reviewed Segments to the extent such loss triangles were provided in the Data Room Report and Materials. Actuaries from each of the Reinsured and the Reinsurer will meet annually to discuss modifications to the level of granularity of such data as may be mutually agreed by the Parties throughout the term of the Reinsurance Agreement.

ARTICLE VII

DURATION AND TERMINATION

7.1 Duration and Termination.

If and when the Closing is effected, the Parties’ rights and obligations under this Reinsurance Agreement shall commence on the Closing Date but shall be effective as of the Effective Date as set forth herein, and continue in force until: (a) such time as the Reinsurer’s Liability with respect to all Liabilities reinsured hereunder terminates, which will be the earlier of (i) the date that the Reinsured’s liability with respect to the Liabilities reinsured hereunder is terminated and all amounts due to the Reinsured under this Reinsurance Agreement with respect to the Liabilities reinsured hereunder have been Actually Paid and (ii) the date that the Reinsurer has Actually Paid an aggregate net amount in respect of Ultimate Net Loss equal to the Reinsurer’s Share of the Aggregate Limit; (b) a termination pursuant to Section 7.3, or (c) this Reinsurance Agreement is terminated by the mutual written consent of the Parties. Subject to the fulfillment of the Reinsured’s obligations under Article III and other than as set forth in the following sentence or in Section 7.3, the Reinsured and the Reinsurer agree that this Reinsurance Agreement cannot be cancelled unilaterally by either Party following Closing. Further, following Closing and to the extent required by applicable Law, other than a termination pursuant to Section 7.1, this Reinsurance Agreement shall not be terminated, cancelled or rescinded without the prior written consent of the insurance commissioners of the Relevant Jurisdictions, if necessary.

7.2 Effect of Termination.

In the event of a termination of this Reinsurance Agreement pursuant to Section 7.1, written notice of termination shall be given pursuant to the notice provisions hereof (unless otherwise set forth in Section 7.3 for a termination pursuant thereto), and this Reinsurance Agreement shall forthwith become null and void and there shall be no further Liability by any Party hereto. However, notwithstanding the other provisions of this Article VII, the terms and conditions of Article I, Article XIII, Section 15.2, Article XV XVI, XVII and XVIII shall remain in full force and effect after the termination of this Reinsurance Agreement.

7.3 Special Termination or Settlement.

Without regard to any master reinsurance security agreement between the Reinsured or any of its Affiliates and the Reinsurer or any of its Affiliates hereunder, the terms of this Article shall apply as follows:

(a) Termination. The Reinsured may terminate this Reinsurance Agreement forthwith in the event that any of (i), (ii) or (iii) occurs:

(i) There is a Change of Control of the Reinsurer, but only if Berkshire or one of its Affiliates has not assumed from the Reinsurer the responsibility for the Subject Liabilities, including maintaining the same economic interest as the Reinsurer had in any and all such Subject Liabilities constituting Covered Business (whether by reinsurance, by indemnification or otherwise) and the control over the exercise of the Reinsurer’s rights hereunder (“NICO Change of Control”); or

(ii) The Reinsurer makes an application for any insurance business transfer of substantially all of its business pursuant to Part VII of the Financial Services and Markets Act 2000 or a scheme of arrangement pursuant to 895-899 of the Companies Act 2006, or any provision which replaces the foregoing, or has a similar effect as the foregoing in any jurisdiction; or

(iii) Both (a) and (b) of this clause (iii) occur:

(a) The Reinsurer should at any time (whether voluntarily or otherwise) become insolvent or the subject of any liquidation, administration, rehabilitation, receivership, supervision, conservation, or bankruptcy action or proceeding (whether judicial or otherwise), provided however that this Reinsurance Agreement shall terminate automatically in the event that the Reinsurer becomes subject to an order of liquidation, administration or rehabilitation or similar order of a non-

United States jurisdiction (in the event of such an order, termination of this Reinsurance Agreement shall be on a clean-cut basis, with the Reinsurer liable on and as of the termination date for all Obligations under this Reinsurance Agreement, as set forth in clause (h) below); and

(b) (1) Berkshire should at any time file a voluntary petition or commence a voluntary case seeking liquidation, winding-up, reorganization, dissolution, arrangement, readjustment of debts or any other relief under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar Law now or hereafter in effect, or (2) any involuntary petition or case shall be filed or commenced against Berkshire seeking liquidation, winding-up, reorganization, dissolution, arrangement, readjustment of debts, the appointment of a custodian, trustee, receiver or similar official for it or all or a substantial part of its properties or any other relief under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, and such petition or case shall continue undismissed and unstayed for a period of sixty (60) days; or an order, judgment or decree approving or ordering any of the foregoing shall be entered in any such proceeding.

(b) Termination under Section 7.3(a) shall be effected by written notice. Unless otherwise stated the Reinsured will elect whether the termination shall be on a run-off basis or a clean-cut basis with an immediate settlement of all Obligations under this Reinsurance Agreement. Even if the Reinsured initially elects termination on a run-off basis, it is agreed that the Reinsured shall retain the right to require an immediate settlement of all Obligations at any subsequent date. Notwithstanding the foregoing, the Reinsured must elect to exercise its rights under Section 7.3(a)(i) within ninety (90) days of the occurrence of a NICO Change of Control and shall remain bound by its initial election therefor.

(c) If the Reinsured elects termination on a clean-cut basis with an immediate settlement of all Obligations (i.e., commutation), then the Reinsured shall provide the Reinsurer with a final billing setting forth the amount of the Reinsurer’s Obligations, along with a copy of the Reinsured’s most recent quarter-end reserve statement relative to the Reinsurer. If the Reinsurer agrees with the final billing, it shall pay the full amount set forth therein within ten (10) Business Days of its receipt thereof or within thirty (30) Business Days in the case of NICO Change of Control. Solely to the extent the Parties disagree as to the amount of IBNR or case reserves included within the Obligations set forth in the final billing, or if the Reinsured does not provide the Reinsurer with a copy of the Reinsured’s most recent quarter-end reserve statement relative to the Reinsurer, the Parties shall submit to expedited arbitration as set forth immediately below solely with respect to the disputed amount, with the Reinsurer paying any undisputed amounts within the aforementioned ten (10) Business Day period or within the aforementioned thirty (30) Business Days in the case of NICO Change of Control.

(d) Within thirty (30) days of the Reinsurer alerting the Reinsured to a disputed IBNR or case reserve amount, the Reinsured and the Reinsurer shall appoint a mutually agreed actuarial firm to determine the amount of IBNR or case reserves in dispute; if the Parties are unable to agree upon the appointment within such time period, the procedure in (e) below shall control.

(e) In the event it shall become necessary to select and appoint a disinterested actuary under this Article, the following process shall be utilized by the Reinsured and the Reinsurer. Within seven (7) days, each Party shall submit the names of three (3) candidates whom it shall consider to be disinterested. Unless otherwise agreed by the Parties, each candidate must be a current Fellow of the Casualty Actuarial Society in good standing and neither presently retained by, nor presently or formerly employed by, or Affiliated with either the Reinsured or the Reinsurer or any company Affiliated with either the Reinsured or the Reinsurer. Moreover, in contacting possible candidates to serve as disinterested actuaries, neither Party shall disclose the nature of the dispute or its own position to such candidates, but may only describe the identities of the Reinsured and the Reinsurer, the type of business reinsured and the fact that an issue exists as to the value of the reserves and/or the present value of future obligations under a reinsurance agreement. From the list of six (6) candidates thus produced, within five (5) Business Days, each of the Reinsured and the Reinsurer shall strike two names so that among the remaining names a disinterested actuary shall be chosen by drawing lots. The candidate selected from this method shall be the disinterested actuary who shall resolve the difference as described above. The cost of the actuarial review shall be shared equally between the Reinsured and Reinsurer; provided, however, that if the review is conducted in connection with a dispute otherwise existing and arising out of this Reinsurance Agreement, a panel established pursuant to Article XIII shall have the discretion to allocate such costs between the Parties. The actuary shall evaluate which of the Parties’ two results is the more reasonable calculation in light of the evidence provided by both Parties in support of their calculations. Thirty (30) days after the commencement of this evaluation process, the actuary shall pick one and only one of the results from the two parties and advise the Parties in writing thereof. The Parties agree to be bound by the written response of the actuary in this regard.

(f) The Reinsurer shall have five (5) Business Days (or thirty (30) Business Days in the case of NICO Change of Control) from the receipt of the appointed actuarial firm’s written valuation of the disputed IBNR or case reserve amount to pay it to the Reinsured via wire transfer (wire transfer instructions to be provided within one (1) Business Day of the date the Reinsured receives such amount) or to post the applicable collateral amount under Article XII above, as applicable. For the sake of clarity, the dispute resolution mechanism set forth in this subparagraph shall be the exclusive remedy for the resolution of any such IBNR or case reserve dispute under this Section 7.3 and Article XIII shall not be applicable in this regard.

(g) For purposes of this Reinsurance Agreement, “termination” means that the term of this Reinsurance Agreement ends on the date of termination. “Termination” does not necessarily mean that all Liabilities of the Parties become fixed as of the date of termination; the consequences of termination are set forth in this Article and elsewhere in this Reinsurance Agreement.

(h) The term “Obligations” shall mean the Reinsurer’s Share of 100%, or any higher percentage required by any applicable Law, regulation, or regulatory authority, of: (i) losses and expenses due from but not recovered from the Reinsurer; (ii) reserves for losses and expenses reported and outstanding (case reserves); (iii) reserves for losses and expenses incurred but not reported (IBNR); and (iv) unearned premium, inclusive, in each case, of Extra-Contractual Obligations. For the sake of clarity, the Reinsured will offset any ceded balances payable by it to the Reinsurer from the Obligations under this Reinsurance Agreement.

(i) In no event shall this Section 7.3 be construed to limit the amount of, or the rights and obligations of the Parties with respect to, any security required pursuant to Article XII, if applicable.

(j) Settlements under this Section 7.3 shall be adjusted for net present value.

(k) In the event of an immediate settlement of all Obligations, upon receipt of final payment, the Reinsured and the Reinsurer shall execute a full and final commutation and mutual release of their respective Liabilities under this Reinsurance Agreement.

ARTICLE VIII

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE REINSURED

8.1 Warranties.

As of the date hereof, each reinsured company included in the Reinsured hereby represents and warrants as to itself to the Reinsurer the following:

(a) Organization, Standing and Authority. It is an insurance company duly organized, validly existing and in good standing under the laws of its domiciliary state and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on the operations of its business as they are now being conducted. Except as set forth in Schedule 8.1(a), it has obtained all authorizations and approvals required under applicable Law to enter into and perform its obligations under this Reinsurance Agreement and the other Transaction Documents and it shall maintain throughout the term of this Reinsurance Agreement and the other Transaction Documents all licenses, permits or permissions of any Governmental Authority that shall be required in order to perform its obligations under this Reinsurance Agreement and the other Transaction Documents;

(b) Authorization. It has all requisite corporate power and authority to enter into this Reinsurance Agreement and the other Transaction Documents and to perform its obligations hereunder and thereunder. Its execution and delivery of this Reinsurance Agreement and the other Transaction Documents, and its performance of its obligations hereunder and thereunder, have been duly authorized by all necessary corporate action. This Reinsurance Agreement and the other Transaction Documents, when duly executed and delivered by the other Parties hereto and thereto, will be a valid and binding obligation, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar Laws affecting creditors’ rights generally, by applicable insurance insolvency and liquidation statutes and regulations and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) No Conflict or Violation. The execution, delivery and performance of this Reinsurance Agreement and the other Transaction Documents and its consummation of the transactions contemplated hereby and thereby will not (a) violate any provision of its Articles of Incorporation, Bylaws or other charter or organizational document applicable to it, (b) violate any order, judgment, injunction, award or decree of any court, arbitrator or Governmental Authority against, or binding upon it, or any agreement with, or condition imposed by, any Governmental Authority binding upon it, or (c) conflict with, result in a breach of or a default (with or without notice or lapse of time or both) under, give rise to, or result in a right of, acceleration, amendment or termination under, or, except for the Collateral Trust Agreement, result in the creation of any lien on any of its property or assets under, any contract or agreement to which it is a party or by which it or its property or assets is bound or subject except to the extent that such conflict, breach or default would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect on the Reinsured hereunder, including in its ability to perform its obligations hereunder and thereunder;

(d) Governmental Licenses. It has all licenses, certificates of authority or other similar certificates, registrations, franchises, permits, approvals or other similar authorizations issued by Governmental Authorities (collectively, “Permits”) necessary to conduct its business as currently conducted, except in such cases where the failure to have a Permit has not had and would not reasonably be expected to have a material adverse effect on its business. All Permits that are material to the conduct of its business are valid and in full force and effect. It is not subject to any pending action or, to its knowledge, any threatened action that seeks the revocation, suspension, termination, modification or impairment of any Permit that, if successful, would reasonably be expected to have, or with the passage of time become, a material adverse effect on its business.

(e) Domicile and Reserves Ceded. The Reinsured, after due inquiry, is not aware of any circumstance that would constitute a Reinsurance Credit Event under the Transaction Documents. Set forth on Schedule 8.1(e) hereto with respect to each reinsured company included in the Reinsured are (i) such reinsured company’s state of domicile as of the date hereof, and (ii) each reinsured company’s pool share of the AIG Property Casualty’s Combined Pool as of January 1, 2017.

8.2 Disclosed Information.

The Reinsured has provided to the Reinsurer the information listed in Schedule 8.2 to this Reinsurance Agreement. The Reinsured acknowledges that such information was material to the Reinsurer in agreeing to enter this Reinsurance Agreement and the other Transaction Documents. Except as set forth in Schedule 8.2, to the knowledge of the individual Persons identified on Schedule 8.2-1, after reasonable inquiry, no item so provided is inaccurate or incomplete in any material respect as to the matters set forth therein.

8.3 No Other Representations or Warranties by the Reinsureds.

(a) Notwithstanding anything contained in this Reinsurance Agreement or the other Transaction Documents to the contrary,

(i) neither the Reinsureds nor any other Person acting on behalf of the Reinsureds has made or is making any representation or warranty whatsoever, express or implied, beyond those expressly made in Sections 8.1 and 8.2.

(ii) Reinsurer has not been induced by, or relied upon, any representations, warranties, or statements (written or oral), whether express or implied, made by any Person that are not expressly set forth in Sections 8.1 and 8.2.

(iii) except with respect to the express representations listed in Section 8.2, the Reinsurer acknowledges that it is entering into the transactions contemplated hereby notwithstanding the existence and/or substance of any information not disclosed to it by the Reinsureds.

(b) Without limiting the generality of the foregoing, the Reinsurer acknowledges that:

(i) no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or claim or reserve information that has or may have been made available to the Reinsurer, its Affiliates or any of their respective Representatives;

(ii) no representations or warranties are made with respect to any other information or documents made available to the Reinsurer or any of its Affiliates or Representatives except, in the case of this clause (ii) only, as expressly covered by a representation or warranty contained in Section 8.1 or 8.2, and

(iii) the Reinsurer has conducted its own independent review and analysis of the Subject Liabilities.

8.4 Exclusive Remedy for Reinsured Misrepresentations and Breaches.

The exclusive remedy for misrepresentation (including knowing and intentional misrepresentation) or breach of warranty with respect to Section 8.1 or 8.2 is a claim for damages to be brought in an arbitration pursuant to Article XIII. Any such proceeding shall be commenced no later than three (3) years following the Closing Date. In any such proceeding the arbitrators may not award rescission or damages or reformation in lieu thereof but shall be limited to awarding damages proximately caused by the misrepresentation or breach of warranty, as measured by the economic difference, as to the specific item referenced, between the value to the transaction of the item as represented and the value to the transaction of the item under the actual facts.

8.5 Net Losses Actually Paid.

The Reinsured provided the Reinsurer with the document listed on Schedule 8.5 representing the Reinsured’s good faith estimate, as of January 13, 2017 based on unaudited data, of Net Losses Actually Paid by the Reinsured during calendar year 2016. The Reinsurer acknowledges that such estimate was not audited prior to its receipt thereof. The Reinsured will provide an update of such document for material changes thereto, if any, after its audited financial statements for 2016 are complete, but the Reinsured acknowledges that any such change to the estimate shall not constitute an action taken prior to January 1, 2017.

ARTICLE IX

REPRESENTATIONS AND WARRANTIES OF THE REINSURER

9.1 Warranties.

As of the date hereof, the Reinsurer hereby represents and warrants to the Reinsured the following:

(a) Organization, Standing and Authority. It is an insurance company duly organized, validly existing and in good standing under the laws of its domiciliary state and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on the operations of its business as they are now being conducted. It has obtained all authorizations and approvals required under applicable law to enter into and perform its obligations under this Reinsurance Agreement and the other Transaction Documents and it shall maintain throughout the term of this Reinsurance Agreement and other Transaction Documents all licenses, permits or permissions of any Governmental Authority that shall be required in order to perform its obligations under this Reinsurance Agreement and the other Transaction Documents;

(b) Authorization. It has all requisite corporate power and authority to enter into this Reinsurance Agreement and the other Transaction Documents to which it is party and to perform its obligations hereunder and thereunder. Its execution and delivery hereof and thereof, and its performance of its obligations hereunder and thereunder, have been duly authorized by all necessary corporate action. This Reinsurance Agreement and the other Transaction Documents, when duly executed and delivered by the other Parties hereto, will be a valid and binding obligation, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by applicable insurance insolvency and liquidation statutes and regulations and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at Law);

(c) No Conflict or Violation. The execution, delivery and performance of this Reinsurance Agreement and the other Transaction Documents and its consummation of the transactions contemplated hereby and thereby will not (a) violate any provision of its Articles of Incorporation, Bylaws or other charter or organizational document applicable to it, (b) violate any order, judgment, injunction, award or decree of any court, arbitrator or Governmental Authority against, or binding upon it, or any agreement with, or condition imposed by, any Governmental Authority binding upon it, or (c) conflict with, result in a breach of or a default (with or without notice or lapse of time or both) under, give rise to, or result in a right of, acceleration, amendment or termination under, or result in the creation of any lien on any of its property or assets under, any contract or agreement to which it is a party or by which it or its property or assets is bound or subject except to the extent that such conflict, breach or default would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect on the Reinsurer, including in its ability to perform its obligations hereunder and thereunder; and

(d) Governmental Licenses. It has all Permits necessary to conduct its business as currently conducted, except in such cases where the failure to have a Permit has not had and would not reasonably be expected to have a material adverse effect on its business. All Permits that are material to the conduct of its business are valid and in full force and effect. It is not subject to any pending action or, to its knowledge, any threatened action that seeks the revocation, suspension, termination, modification or impairment of any Permit that, if successful, would reasonably be expected to have, or with the passage of time become, a material adverse effect on its business.

ARTICLE X

ACCOUNTING AND TAX TREATMENT

10.1 Accounting and Tax Treatment.

(a) Each Party to the transactions provided for in this Reinsurance Agreement represents to the other Party that it has conducted, prior to execution of this Reinsurance Agreement, such risk transfer testing analysis as that Party deems appropriate, in its independent judgment in order to report properly such transaction for applicable financial reporting and federal income Tax purposes. Based on such analysis, each Party has independently determined that the transactions provided for in this Reinsurance Agreement are properly accounted for on its financial reports as reinsurance for financial reporting and federal income tax purposes and hereby covenants and agrees that, except as may otherwise be required by SAP, GAAP or applicable Law following the date hereof, it shall account for, and report for tax purposes, such transaction accordingly.

(b) Without limitation of Section 10.1(a), (i) neither Party has made, hereby makes or shall make any representation or warranty to the other Party as to (A) the proper accounting or tax treatment by such other Party of the transactions provided for in this Reinsurance Agreement or (B) the proper future accounting or tax treatment of the transactions provided for in this Reinsurance Agreement and (ii) each Party acknowledges and agrees that, in making its independent determination that the transactions provided for in this Reinsurance Agreement are properly accounted for as reinsurance for SAP, GAAP and federal income tax purposes, it did not rely, in any respect, upon any representation or determination made by the other Parties.

ARTICLE XI

INSOLVENCY

11.1 Insolvency of the Reinsured.

(a) The Reinsurer hereby agrees that in the event of the insolvency of the Reinsured and the appointment of a conservator, liquidator, receiver, administrator or statutory successor of the Reinsured, all amounts due to the Reinsured under this Reinsurance Agreement shall be payable by the Reinsurer directly to the Reinsured or to any conservator, liquidator, receiver or statutory successor of the Reinsured on the basis of the Liability of the Reinsured without diminution because of such insolvency, or because the conservator, liquidator, receiver, administrator or statutory successor of the Reinsured has failed to pay all or a portion of any claims. Payments by the Reinsurer as set forth in this Section 11.1 shall be made directly to the Reinsured or to its conservator, liquidator, receiver, or statutory successor, except (i) where this Reinsurance Agreement specifically provides for another payee of such reinsurance in the event of the insolvency of the Reinsured, (ii) as provided by Section 4118(a)(1)(A) and 1114(c) of the New York Insurance Law, (iii) where the Reinsurer, with the consent of the direct insured(s) has voluntarily assumed such Policy obligations of the Reinsured as direct obligations of the Reinsurer to payees under such Policies in substitution for obligations of the Reinsured to the payees, or (iv) where provided otherwise under applicable Law. Unless otherwise required by applicable Law, under no circumstances shall the Reinsurer’s Liability hereunder be accelerated, diminished or enlarged by the insolvency of the Reinsured or any of its Affiliates.

(b) It is agreed and understood, however, that in the event of the insolvency of the Reinsured, the liquidator, conservator, receiver, administrator or statutory successor of the Reinsured shall give written notice of the pendency of a claim against the Reinsured on any Subject Liability that in either case would involve a possible Liability on the part of the Reinsurer, indicating the Policy(ies) reinsured, within a reasonable period of time after such claim is filed in the conservation or liquidation proceeding or in the receivership and that during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Reinsured or its liquidator, receiver, conservator, administrator or statutory successor. It is further understood that the expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the Reinsured as part of the expense of administrator or liquidation to the extent of a proportionate share of the benefit which may accrue to the Reinsured solely as a result of the defense undertaken by Reinsurer.

(c) This Article shall apply severally to each reinsured company referenced within the definition of “Reinsured” in this Reinsurance Agreement.

ARTICLE XII

COLLATERAL TRUST ACCOUNT

12.1 Establishment of Collateral Trust Account.

In accordance with the terms of the Collateral Trust Agreement to be entered into among the Parties and the Trustee as of the Closing Date, Reinsurer shall have procured, on or prior to the date hereof, with and in the name of the Trustee a segregated trust account maintained by the Trustee (the “Collateral Trust Account”), to be held for the benefit of the Reinsured pursuant to the provisions of the Collateral Trust Agreement.

12.2 Initial Funding of the Collateral Trust Account.

The Initial Security Amount shall be deposited directly into the Collateral Trust Account as contemplated in Sections 3.1 and 3.2.

12.3 Ongoing Funding of Collateral Trust Account.

In accordance with the requirements of the Collateral Trust Agreement and notwithstanding any amendments to “Security Articles” as contemplated in any master reinsurance security agreement between the Reinsured or its Affiliates and the Reinsurer or its Affiliates (or any amendment thereto), unless there is a Collateral Triggering Event or a Reinsurance Credit Event, the Reinsurer shall not be required to deposit additional assets into the Collateral Trust Account after deposit of all amounts therein pursuant to Sections 3.1 and 3.2. All transfers to and withdrawals from the Collateral Trust Account shall be in accordance with the terms set forth herein and subject to the requirements set forth in the Collateral Trust Agreement.

12.4 Collateral Trust Assets

(a) Prior to the occurrence of a Reinsurance Credit Event, the assets that may be held in the Collateral Trust Account shall consist solely of Eligible Investments. Upon and after the occurrence of a Reinsurance Credit Event that is not a Partial RCE, however, in accordance with the requirements of the Collateral Trust Agreement and Section 12.7, hereof, the assets in the Collateral Trust Account shall consist solely of Permitted Investments. Upon and after the occurrence of a Partial RCE, in accordance with the requirements of the Collateral Trust Agreement and Section 12.7 hereof, the assets in the Collateral Trust Account shall contain sufficient Eligible Investments as detailed in the Trust Agreement.

(b) Reinsurer shall, prior to depositing any Eligible Investments or Permitted Investments, as applicable, into the Collateral Trust Account, and from time to time as required, execute all assignments and endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or any other assets requiring assignment in order that the Trustee, upon direction of the Reinsured, may whenever necessary negotiate any such assets without consent or signature from the Reinsurer or any other entity.

(c) The Reinsured may, at its discretion, require payment of any sum in default instead of resorting to any security held, and it shall be no defense to any such claim that the Reinsured might have had recourse to any such security.

12.5 Settlements.

Unless otherwise agreed by the Parties, all withdrawals from or deposits into the Collateral Trust Account under the Collateral Trust Agreement shall be made in Dollars in cash or its equivalent.

12.6 Modification Upon Occurrence of Collateral Triggering Event.

Subject to Section 12.7, which controls when it applies, upon the occurrence of a Collateral Triggering Event, all references to “Security Amount” in the Collateral Trust Agreement shall be deemed modified in accordance with its definition to give effect to such Collateral Triggering Event. In addition, as soon as is practicable, but no later than contemporaneously with the posting of the collateral under any Collateral Triggering Agreement that results in Reinsurer posting one billion dollars ($1,000,000,000) or more of collateral either on an individual or aggregate basis, Reinsurer shall deposit such additional assets into the Collateral Trust Account so that the aggregate fair market value of the Eligible Investments in the Collateral Trust Account equals the newly computed Security Amount. Until such time as (i) all events, changes or conditions that gave rise to the collateral requirement under any Collateral Triggering Agreements cease to exist or apply and (ii) Reinsurer has withdrawn or reduced the aggregate amount of collateral posted under Collateral Triggering Agreements ((i) and (ii) together, the “Collateral Reduction Event”), Reinsurer shall ensure that the Collateral Trust Account shall hold at all times Eligible Investments with a fair market value of no less than 100% of the Security Amount (as defined in clause (ii) of the definition thereof); provided, however, if a Collateral Reduction Event has occurred, the Security Amount shall be reduced by a percentage which is proportionate to each percentage reduction of all collateral posted under the Collateral Triggering Agreements; provided further, however, in no event shall the Security Amount be reduced to an amount less than 100% of the Security Amount (as defined in clause (i) of the definition thereof); and provided further, in no event shall the Security Amount be reduced by reason of a withdrawal or reduction of the aggregate amount of collateral posted under any Collateral Triggering Agreement(s) to the extent that the withdrawn collateral was applied to satisfy the obligations secured thereby. Nothing herein shall interfere with the Reinsurer’s obligations during the continuance of a Reinsurance Credit Event.

12.7 Modification Upon Occurrence of a Reinsurance Credit Event.

(a) The references in this Reinsurance Agreement and the Collateral Trust Agreement to changes in rights, obligations, and procedures upon the occurrence of a Reinsurance Credit Event are intended, and shall be interpreted, to conform fully to the requirements of the laws and regulations governing credit for reinsurance of the Relevant Jurisdictions, so that Reinsured shall continue to receive full credit for reinsurance in the Relevant Jurisdictions for the coverage provided by this Reinsurance Agreement for the period of time during which the Reinsurance Credit Event continues to apply. Any event, other than a change or modification of the Inter-Company Pooling Agreement by and among the companies included in the Reinsured or any other voluntary action taken by the Reinsured that results in a change in the permitted practices related to such pooling arrangement that occurs at the request of the Reinsured, that results in Reinsured being unable to obtain full statutory financial statement credit for the reinsurance provided under this Reinsurance Agreement in any Relevant Jurisdiction at any point in time during the term of this Reinsurance Agreement shall be referenced herein as a “Reinsurance Credit Event.” Reinsurer shall promptly notify Reinsured and the Trustee of any event or change or condition that will reasonably likely result in a Reinsurance Credit Event.

(b) The Parties acknowledge that a Reinsurance Credit Event may occur as a result of the financial impairment of Reinsurer, or it may occur as a result of other causes, some of which may be cured by Reinsurer within a reasonable period of time. For purposes of this Article XII, a Reinsurance Credit Event resulting from or likely to result from any financial impairment of Reinsurer shall be referred to as a “Reinsurance Credit Event I” and a Reinsurance Credit Event resulting from or likely to result from causes other than the financial impairment of Reinsurer shall be referred to as a “Reinsurance Credit Event II.” A Reinsurance Credit Event resulting or likely to result both from financial impairment and other causes shall be a Reinsurance Credit Event I.

(c) Should either Party become aware of a Reinsurance Credit Event or the likelihood of the occurrence of a Reinsurance Credit Event, such Party shall provide prompt written notice (a “Reinsurance Credit Event Notice”) to the other either (x) certifying that a Reinsurance Credit Event has occurred or is likely to occur or (y) describing the circumstances and cause for such notice. Such notice shall indicate whether the Reinsurance Credit Event is (or is expected to be) a Reinsurance Credit Event I or a Reinsurance Credit Event II and shall state the date, if known, on which the Reinsurance Credit Event occurred or is expected to occur. Such notice shall also state the identity of the specific Reinsureds to whom the Reinsurance Credit Event Notice is applicable. Such notice shall also be delivered to the Trustee by the Reinsured or the Reinsurer.

(d) Upon the occurrence of a Reinsurance Credit Event I, as noted in Section 12.7(a) above, certain provisions of the Collateral Trust Agreement shall cease to be effective immediately, and other provisions shall automatically become effective thereafter, all as described in the Collateral Trust Agreement. In addition, any other provisions required under the law and regulations of the Relevant Jurisdictions governing trusts providing full statutory financial statement credit for reinsurance ceded by property and casualty insurance companies shall be automatically deemed incorporated into the Collateral Trust Agreement.

(e) Upon the occurrence of a Reinsurance Credit Event II, Reinsurer shall have a period of ninety (90) calendar days (the “Cure Period,” which shall, however, not extend past December 31 of the year in which the Reinsurance Credit Event II occurs) to seek to cure or address to the satisfaction of the Reinsured the circumstances giving rise to the Reinsurance Credit Event II. Unless otherwise agreed or an arbitration panel or court otherwise determines in accordance with the dispute resolution procedures of this Reinsurance Agreement, the Cure Period shall run from the date the Reinsurance Credit Event Notice is received or given, as applicable, by Reinsurer.

(i)	Should Reinsurer be able to cure the situation or address it to the reasonable satisfaction of Reinsured during the Cure Period, no further action shall be required with respect to the Collateral Trust Agreement

(ii)	Should Reinsurer be unable to cure or address the situation, then upon expiration of the Cure Period, or at such earlier time as Reinsurer acknowledges or it is determined pursuant to the dispute resolution procedures hereof that cure will not be practicable, the provisions of the Collateral Trust Agreement in respect of Reinsurance Credit Events shall become effective as set forth in Section 12.7(d) above.

(f) The provisions of the Collateral Trust Agreement that take effect during the pendency of a Reinsurance Credit Event shall remain in effect only so long as the Reinsured could not, absent such provisions, take full financial statement credit in the Relevant Jurisdictions for the coverage provided by this Reinsurance Agreement. If the Reinsured may once again take such full credit absent such provisions, then the Reinsured shall promptly provide a Reinsurance Credit Event Termination Notice to the Trustee. If Reinsurer contends and the Reinsured disputes that the Reinsured can once again take such full credit, then Reinsurer shall bear the burden of establishing that such credit is available. From and after the time that it is determined that such full credit is in fact available, then the provisions of Section 3.1 of the Collateral Trust Agreement shall be implemented.

(g) The injury caused by a failure by Reinsurer, upon or during the pendency of a Reinsurance Credit Event, to comply with the provisions hereof and of the Trust Agreement regarding maintenance of the value of the Collateral Trust Assets at or equal to the Required Amount is hereby agreed to be irreparable within the meaning of any applicable Law relating to the issuance of preliminary injunctions.

(h) Any provisions of this Reinsurance Agreement or the Trust Agreement or any other agreement notwithstanding, if a Reinsurance Credit Event results from one or more, but not all, Reinsureds being unable to take applicable statutory financial statement credit (a “Partial RCE”), the Reinsurance Credit Event shall exist only as to the Reinsured(s) unable to take credit (the “Impacted Reinsureds”). Any obligations of the Reinsurer or limitations on the Reinsurer’s ability to act following a Partial RCE shall be strictly construed to apply only to the Impacted Reinsureds, and any limitations on the assets in the Trust Account shall be construed to apply only to the relevant portion of such assets. For the avoidance of doubt, following a Partial RCE, the Reinsurer shall not be required to take any steps as to Reinsureds not subject to the Partial RCE. For the further avoidance of doubt, following a Partial RCE, all provisions of this Reinsurance Agreement or the Trust Agreement (including those in Appendix A thereto) that involve calculation of an amount certain during the pendency of a Reinsurance Credit Event, including but without limitation any provisions referencing the Required Amount, shall be calculated by looking solely to the Impacted Reinsureds,

12.8 Withdrawal of Collateral Trust Assets by the Reinsured Other than During the Pendency of a Reinsurance Credit Event.

Except during the pendency of a Reinsurance Credit Event:

(a) Collateral Trust Assets may be withdrawn by, and utilized and applied by, the Reinsured only for one or more of the following purposes:

(i)	to pay or reimburse the Reinsured for Reinsurer’s Share of claims, losses, or other amounts due and payable under the terms and conditions of this Reinsurance Agreement, or

(ii)	to pay to Reinsurer amounts held in the Collateral Trust Account in excess of the Security Amount to the extent permitted in the Collateral Trust Agreement.

(b) Notwithstanding the foregoing, Reinsured shall only withdraw Collateral Trust Assets under Sections 12.8(a)(i) and (ii) pursuant to the terms of a Final Order of an arbitration panel with which Reinsurer has failed to comply, provided that notice of such withdrawal is provided not less than five (5) Business Days in advance of the requested withdrawal. If Reinsurer contests the validity of the arbitration order by notice to Reinsurer, Reinsurer may challenge the validity of the withdrawal order in the Designated Court, subject however in all respects to the standards of review of such awards under applicable Law. During the pendency of such litigation, notice of withdrawal shall not be effective except as ordered by the court in which the litigation is pending.

(c) The Reinsured shall return to the Collateral Trust Account assets withdrawn in excess of all amounts due under Section 12.8(a)(i), within five (5) Business Days from determining that such excess amount has been withdrawn. Any such excess amount shall at all times be held by the Reinsured in trust for the benefit of Reinsurer and shall, to the extent known to be excess, be maintained in a segregated account, separate and apart from any other assets of the Reinsured for the sole purpose of funding the payments and reimbursements described in Section 12.8(a).

12.9 Withdrawal of Collateral Trust Assets by Reinsured During the Pendency of a Reinsurance Credit Event.

During the pendency of a Reinsurance Credit Event:

(a) The Collateral Trust Assets may be withdrawn by the Reinsured, and utilized and applied by the Reinsured, for (but only for) one or more of the following purposes:

(i)	to pay or reimburse the Reinsured for Reinsurer’s Share of claims, losses, or other amounts due and payable under the terms and conditions of this Reinsurance Agreement;

(ii)	to fund an account with the Reinsured in an amount at least equal to the amount that would be deductible from the Reinsured’s Liabilities on account of Reinsurer’s obligations under this Reinsurance Agreement if full credit for such obligations were to be given to the Reinsured. The account must include amounts for Reserves; and

(iii)	to pay any other amounts Reinsurer claims are due under this Reinsurance Agreement.

(b) In the event of a withdrawal under Section 12.9(a)(ii):

(i)	such amount shall at all times be held by the Reinsured in trust for the benefit of Reinsurer pending return of such amount and shall be maintained in a segregated account, separate and apart from any other assets of the Reinsured for the sole purpose of funding the payments and reimbursements described in Section 12.9(a)(i) or (iii);

(ii)	The Reinsured shall return to Reinsurer the actual amount of interest, dividends, and other income earned on the assets in such segregated account, net of expenses of maintaining the account, so long as the fair market value of the assets in such segregated account and the fair market value of any remaining Permitted Investments equals, in the aggregate, at least 102% of the Required Amount and so long as such amount of interest, dividends and other income would otherwise be permitted to be returned to the Reinsurer at such time if such amounts were in the Collateral Trust Account, and shall otherwise credit to such segregated account all such income earned and received on the assets in such segregated account; and

(iii)	The Reinsured shall return to Reinsurer and/or the Collateral Trust Account, as applicable, assets withdrawn in excess of the amounts ultimately determined to be due within five (5) Business Days from the Reinsured’s concluding, or from an arbitration panel’s determining, that such excess amount has been withdrawn.

(c) In the event that the Reinsured concludes, or an arbitration panel determines, that Reinsured has withdrawn assets under Section 12.9(a)(i) or (iii) in excess of the aggregate amount permitted to be withdrawn thereunder, then the Reinsured shall, within five (5) Business Days of making such determination, return to the Collateral Trust Account the amount of such excess, and such amount shall, until its return, be deemed to have been held in constructive trust by the Reinsured for the benefit of Reinsurer.

(d) In the event of a Partial RCE, a Reinsured who is not an Impacted Reinsured shall have no rights under this Section 12.9 unless and until it becomes an Impacted Reinsured.

12.10 Reinsurance Credit.

(a) Except as otherwise set forth in Section 12.7, if and to the extent that Reinsurer’s full performance of its obligations hereunder and under the Collateral Trust Agreement does not result in the Reinsured’s being able to obtain full credit on its statutory financial statements for the reinsurance provided hereunder in the Relevant Jurisdictions, Reinsurer shall, at its Own Expense, be required to take all steps (including the posting of letters of credit or other acceptable security) necessary to comply with all applicable Laws in the Relevant Jurisdictions so as to permit such Reinsured to obtain such full credit.

(b) It is understood and agreed that any term or condition required by such applicable Law in a Relevant Jurisdiction to be included in this Reinsurance Agreement for such Reinsured to receive financial statement credit for the reinsurance provided by this Reinsurance Agreement shall be deemed to be incorporated in this Reinsurance Agreement by reference. The Parties shall amend this Reinsurance Agreement or enter into one or more other agreements or execute such additional documents as are needed to comply with the credit for reinsurance laws and regulations and/or the requirements of the applicable Governmental Authorities in all Relevant Jurisdictions. To the extent that any other agreements or additional documents are deemed by Reinsurer to increase or accelerate its Liabilities hereunder or otherwise adversely impact the economics of this Reinsurance Agreement as respects Reinsurer, Reinsurer shall be afforded the opportunity at its Own Expense to investigate alternatives for accomplishing the financial statement credit objectives set forth herein; provided, however, any such investigation of alternatives shall not cause the Reinsured to incur a Schedule F penalty or otherwise fail to receive financial statement credit in a timely manner.

(c) Notwithstanding anything else contained herein, under no circumstances shall Reinsurer be required at any time to deposit funds into any trust(s) and/or account(s) in an aggregate amount greater than 102% (or such greater percentage as is then provided by applicable Law) of the Remaining Aggregate Limit.

ARTICLE XIII

DISPUTE RESOLUTION

13.1 Negotiation.

A Party shall, in the first instance, send written notice (“Dispute Notice”) to the other Party to the Dispute of any dispute, controversy or claim arising out of or relating to this Reinsurance Agreement or the breach, formation, termination, validity, interpretation, performance, or enforceability hereof, whether sounding in contract or tort and whether arising during or after this Reinsurance Agreement’s formation, or after its termination, including any Dispute as to the existence of an agreement to arbitrate or other conditions imposed by this Section 13.1 or Section 13.2 below (a “Dispute”), which Dispute Notice shall set forth in reasonable detail in the matters in Dispute. Thereafter, the Parties agree that they shall first attempt to resolve Disputes by informal discussions and negotiations, conducted in-

person or telephonically, between their duly appointed Representatives. If, for any reason, the Parties to the Dispute are unable to resolve any such Dispute through such discussions and negotiations within thirty (30) calendar days of the date of delivery of the Dispute Notice, then the Dispute shall be submitted for amicable written resolution by negotiations between designated executive officers of each Party, each with authority to resolve the Dispute. If, for any reason, the designated executive officers are unable to reach a mutually acceptable written resolution within forty (40) calendar days of the date of delivery of the Dispute Notice, the Dispute shall be submitted for binding arbitration in accordance with Section 13.2 below. All negotiations, discussions, and communications made or conducted pursuant to the procedures set forth in this Section 13.1 are confidential and will be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and any other applicable rules of evidence and inadmissible in the arbitration provided for in Section 13.2 below.

13.2 Arbitration.

(a) Any and all disputes arising out of or in any way related to this Agreement or any other Transaction Document, specifically including disputes concerning breach, termination, validity, or alleged fraud in the inducement of this Agreement, or any other wrongful pre-Closing conduct, shall be resolved by arbitration in accordance with the provisions of this Article.

(b) Subject only to the provisions of (d) below and, where applicable, Section 5.2 and Section 5.4, the procedure for the arbitration shall be the ARIAS•U.S. Neutral Panel Rules for the Resolution of U.S. Insurance and Reinsurance Disputes (Neutral Prov 2016) without regard to any subsequent amendments thereto (the “Neutral Panel Rules”), with all panel members meeting the neutral criteria set forth in Section 6.3 thereof, and with the following modifications:

(i) the number of candidates each Party shall propose under Section 6.4 of the Neutral Panel Rules shall be 10, and

(ii) each Party shall strike 4 candidates from the other Party’s list of 10 prior to the ranking procedure outlined in Section 6.8 of the Neutral Panel Rules.

(c) In the event that either Party demands arbitration of a Dispute, such Dispute does not relate to the formation and/or validity of this Agreement or arise under Section 5.2 or Section 5.4, and the total amount in dispute in such arbitration is less than U.S.$1,000,000, such Dispute shall be resolved in accordance with the ARIAS U.S. Streamlined Rules for Small Claim Disputes (Streaml Prov 2014) (the “Streamlined Rules”).

(d) The panel shall not be obligated to follow the strict rules of evidence but shall strictly apply the intent of the Parties as reflected in the language of the Agreement.

(e) Any arbitration under this Article shall take place in New York, New York.

(f) The only suits, actions, or proceedings relating to a Dispute permitted to be brought in a judicial forum are those (i) to compel arbitration, (ii) for temporary injunctive relief in aid of arbitration or to preserve the status quo pending the appointment of the arbitrator(s), (iii) to enforce or vacate an arbitral award, (iv) to seek a temporary restraining order or preliminary injunction in relation to any withdrawal from the Collateral Trust Account, or (v) to obtain relief in connection with arbitration pursuant to the Federal Arbitration Act. Any such proceeding shall be brought exclusively in the United States District Court for the Southern District of New York (the “Designated Court”), provided that if said court does not have subject matter jurisdiction then such proceeding shall be brought exclusively the Supreme Court of the State of New York, New York County, which shall then be the Designated Court. The Reinsured and Reinsurer each hereby irrevocably submits to the exclusive jurisdiction of the Designated Court for such purpose and any appellate courts thereof, except that any judgment confirming a final arbitral award hereunder may be entered and enforced in any court having jurisdiction over any Party or any of its assets.

(g) Each of the Reinsured and the Reinsurer acknowledges the sophistication of the other and the extensive due diligence conducted prior to entry into this Agreement. Accordingly, in no event and under no circumstances, including allegations of actual fraud, may the arbitrators award the remedy of rescission, nor may they award rescissory damages or reformation in lieu of rescission. The provisions of this clause (g) are a limitation on the remedial powers of the arbitrators and not on the scope of the obligation to arbitrate.

(h) In the event of any conflict between this Article and the Neutral Rules or the Streamlined Rules, as applicable, this Article, and not the Neutral Rules or the Streamlined Rules, as applicable, will control.

ARTICLE XIV

REGULATORY MATTERS

14.1 Regulatory Matters.

(a) If the Reinsured or the Reinsurer receives notice of, or otherwise becomes aware of any inquiry, investigation, examination, audit or proceeding by a Governmental Authority (other than a Tax Authority) relating to the Covered Business, the Reinsured or the Reinsurer, as applicable, shall promptly notify the other Party thereof, whereupon the Parties shall cooperate to resolve such matter in accordance with the terms of this Reinsurance Agreement, as applicable.

(b) If the Reinsured or the Reinsurer receives notice of, or otherwise becomes aware of any enforcement action by a Governmental Authority (other than a Tax Authority) arising out of any inquiry, investigation, examination, audit or proceeding by such Governmental Authority, the Reinsured or the Reinsurer, as applicable, shall promptly notify the other Party thereof, and the Parties shall cooperate to resolve such matter.

(c) Notwithstanding any other provision of this Reinsurance Agreement to the contrary, the Reinsured shall retain ultimate authority with respect to the handling of all regulatory matters in respect of the Covered Business.

ARTICLE XV

ACCESS TO RECORDS & CONFIDENTIALITY

15.1 Access to Records.

The Reinsurer shall have the right to review, at the Reinsurer’s own expense and subject to the confidentiality provision, the Reinsured’s Books and Records, including reviewing Ceded Reinsurance cessions as respects Covered Business. The Reinsurer’s right to review shall be ongoing and continuous until termination of this Reinsurance Agreement. The Reinsurer’s exercise of such right shall not significantly disrupt the Reinsured’s ordinary course operations and shall otherwise be effectuated in a reasonable manner, giving effect to the size and scope of this transaction. The Reinsured shall make its claims, Ceded Reinsurance and related managerial personnel available at the reasonable request of Reinsurer to review and discuss strategy and management of the Reinsured’s claims, claims operation and Ceded Reinsurance allocations and collections. In addition to the Reinsured’s reporting obligations under this Reinsurance Agreement, the Reinsured will agree to provide such other information and reports related to the Reinsured’s claims operation to the Reinsurer as reasonably requested. The Parties will work in good faith to develop protocols. The Reinsurer’s access to records rights shall not include the right to access privileged materials in which such underlying matter is open, except to the extent that the Reinsurer can demonstrate need for access to such privileged materials and can establish that privilege will be protected with such reasonable cooperation of the Reinsured as may be requested by the Reinsurer. In addition, the preparation of actuarial reports and analyses involves consultation with internal and external counsel, such that determinations of individual reserve levels including incurred-but-not reported reserves may disclose the Reinsured’s privileged determinations about the strengths of legal coverage defenses in individual matters. To protect such privilege, information on reserves and incurred-but-not reported reserves shall be provided in aggregate and rolled up views. The Parties will cooperate fully to protect such legal privilege to the greatest extent possible while providing reporting and substantiation for the reinsurance provided hereunder.

15.2 Confidentiality.

(a) The Parties (each, the “Receiving Party”) hereby covenant and agree, each on behalf of itself and on behalf of its Affiliates, that from and after the date hereof, the Receiving Party and its Affiliates will not disclose, give, sell, use or otherwise divulge any Confidential Information (as defined below) of the other Party (the “Disclosing Party”) or permit their respective Representatives to do the same, except that each Receiving Party may disclose such Confidential Information or portions thereof (i) if legally compelled to do so or as required in connection with an examination by an insurance regulatory authority, (ii) to the extent necessary for the performance of such Receiving Party’s obligations under this Reinsurance Agreement or under any other Transaction Document, (iii) to enforce the rights of such Receiving Party or its Affiliates under this Reinsurance Agreement or under any other Transaction Document, (iv) to those of such Receiving Party’s Affiliates, and to their respective Representatives in each case who need to know such information for the foregoing purposes, (v) as required under any applicable Law, (vi) as required by a Tax Authority to support a position taken on any Tax Return or (vii) as required by the rules of any stock exchange on which the stock of a Receiving Party’s Affiliate is traded, as applicable. If the Receiving Party or its Affiliates, or any of their respective Representatives become legally compelled to disclose any Confidential Information (other than as required in connection with an examination by an insurance regulatory authority or as required to a Tax Authority to support a position taken on any Tax Return), the Receiving Party shall provide the Disclosing Party with prompt written notice of such requirement so that the Disclosing Party may seek a protective order or other remedy or waive compliance with this Section 15.2(a) In the event that such protective order or other remedy is not obtained, or the Disclosing Party waives compliance with this Section 15.2(a), the Receiving Party or its Affiliates, as applicable, shall furnish only that portion of Confidential Information which is legally required to be provided and exercise its commercially reasonable efforts to obtain assurances that appropriate confidential treatment will be accorded to the Confidential Information.

(b) The Receiving Party, on behalf of itself and on behalf of its Affiliates and their respective Representatives, acknowledges that a breach of its obligations under this Section 15.2 may result in irreparable injury to the Disclosing Party. In the event of the breach by Receiving Party or any of its Affiliates or their respective Representatives of any of the terms and conditions of this Section 15.2, the Disclosing Party shall be entitled to seek equitable relief, including injunctive relief and specific performance, in addition to any other remedies available under this Reinsurance Agreement or otherwise available in equity or at law.

(c) For the purposes of this Reinsurance Agreement, “Confidential Information” means all confidential information (irrespective of the form of such information) of any kind, including any analyses, compilations, data, studies, notes, translations, memoranda or other documents, concerning the Disclosing Party or any of its Affiliates obtained directly or indirectly from the Disclosing Party or any of its Affiliates or Representatives in connection with the transactions contemplated by this Reinsurance Agreement and the other Transaction Documents, including any information regarding the Covered Business or provisions or terms of this Reinsurance Agreement or the other Transaction Documents to the extent confidential treatment is sought from any securities regulator for such information (provided that, notwithstanding the foregoing, each Party may make such disclosures in its filings with the U.S. Securities and Exchange Commission as it believes are required), except information (i) which, at the time of the disclosure, was ascertainable or available to the public (other than as a result of a disclosure directly or indirectly by the Receiving Party or any of its Affiliates, or Representatives), (ii) that is or becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party or any of its Affiliates, or Representatives; provided that, to the knowledge of such Receiving Party, such source was not prohibited from disclosing such information to the Receiving Party by a legal, contractual or fiduciary obligation owed to another Person, (iii) that the Receiving Party can establish is already in its possession or the possession of any of its Affiliates or Representatives (other than information furnished by or on behalf of the Disclosing Party) or (iv) that is independently developed by the Receiving Party or its Affiliates without the use or benefit of any information that would otherwise be Confidential Information.

(d) In addition, the Reinsurer hereby acknowledges and agrees that any personal information about individuals protected from disclosure (“Personal Information”) under any applicable state and federal privacy laws (including statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act, Public Law 106-102) (“Privacy Laws”) will not be used or disclosed by the Reinsurer if prohibited by Privacy Laws. The Reinsurer confirms that it has in place written and up-to-date administrative, technical and physical safeguards to protect the security, integrity and confidentiality of Personal Information in accordance with all Privacy Laws to the extent relevant to this Reinsurance Agreement. Should the Reinsurer learn or have reason to believe that Personal Information has been disclosed in a manner contrary to Privacy Laws, the Reinsurer, upon learning of such disclosure, shall give the Reinsured immediate written notice of such disclosure to allow the Reinsured to evaluate its potential rights, and the Reinsurer, at its Own Expense, shall take immediate action to remedy any such disclosure as required by Law.

ARTICLE XVI

PUBLICITY

16.1 Publicity.

Except as required by applicable Law or stock exchange rules or regulations, none of the Parties shall issue any press release concerning this Reinsurance Agreement, or the transactions contemplated hereby, without obtaining the advanced notice and consent of the other Party, which approval shall not be unreasonably withheld, conditioned or delayed. The Parties shall cooperate with each other in making any release or announcement.

ARTICLE XVII

ERRORS AND OMISSIONS

17.1 Errors and Omissions.

Inadvertent delays, errors or omissions made in connection with this Reinsurance Agreement or any transaction hereunder shall not relieve either Party from any Liability which would have attached had such delay, error or omission not occurred, provided that such error or omission is rectified promptly after discovery; provided further, that the Party making such error or omission or responsible for such delay shall be responsible for any additional Liability which attaches as a result. If (a) the failure of either Party to comply with any provision of this Reinsurance Agreement is unintentional or the result of a misunderstanding or oversight and (b) such failure to comply is promptly rectified, both Parties shall be restored as closely as possible to the positions they would have occupied if no error or oversight had occurred.

ARTICLE XVIII

MISCELLANEOUS PROVISIONS

18.1 Notices.

Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery. Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery. Such notices shall be given to the following address:

If to the Reinsurer:

National Indemnity Company

1314 Douglas Street, Suite 1400

Omaha, NE 68102-1944

Attn: Treasurer

With copies to (for information purposes only):

Berkshire Hathaway Reinsurance Division

100 First Stamford Place

Stamford, CT 06902

Attn: General Counsel

If to the Reinsured:

National Union Fire Insurance Company of Pittsburgh, Pa.

175 Water Street

New York, NY 10038

Attn: Chief Ceded Reinsurance Officer

With copies to:

National Union Fire Insurance Company of Pittsburgh, Pa.

175 Water Street

New York, NY 10038

Attn: General Counsel

Any Party may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other Party.

18.2 Entire Agreement.

This Reinsurance Agreement (including the exhibits and schedules hereto) and any other documents delivered pursuant hereto or thereto, including the other Transaction Documents, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and thereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof. The terms and conditions of the term sheet, dated January 14, 2017 by and between the Parties hereto, are superseded and replaced in all respects by the Transaction Documents and shall have no further force and effect.

18.3 Waiver and Amendment.

This Reinsurance Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties hereto, or, in the case of a waiver, by the Party waiving compliance. No other security agreement between the Parties or any of their Affiliates entered in prior to the date hereof or in the future shall in any way modify or amend the terms of this Reinsurance Agreement. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. No waiver of any breach of this Reinsurance Agreement shall be held to constitute a waiver of any other or subsequent breach.

18.4 Successors and Assigns.

The rights and obligations of a Party under this Reinsurance Agreement shall not be subject to assignment (other than, subject to the other terms of this Reinsurance Agreement, among the companies included in the Reinsured) without the prior written consent of the other Party, and any attempted assignment without the prior written consent of the other Party shall be invalid ab initio. The terms of this Reinsurance Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.

18.5 Waiver of Duty of Utmost Good Faith.

Each Party absolutely and irrevocably waives resort to the duty of “utmost good faith” or any similar principle in connection with the negotiation or execution of this Reinsurance Agreement. The Reinsurer acknowledges and agrees that it is entering into this Reinsurance Agreement notwithstanding the existence or substance of any information not disclosed to it by the Reinsured and that, except to the extent covered by an express representation or warranty contained in this Reinsurance Agreement, the Reinsurer is assuming the risk of the existence and substance of any such information. This waiver shall not apply to any such duty as may exist with respect to matters arising, and actions taken, on or after the date hereof.

18.6 Construction; Interpretation.

The Reinsured and the Reinsurer have participated jointly in the negotiation and drafting of this Reinsurance Agreement. In the event any ambiguity or question of intent or interpretation arises, this Reinsurance Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Reinsurance Agreement. Interpretation of this Reinsurance Agreement shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Preamble, Recitals, Article, Section, paragraph, Annex and Exhibit are references to the Preamble, Recitals, Articles, Sections, paragraphs, Annexes and Exhibits to this Reinsurance Agreement unless otherwise specified; (c) references to “$” shall mean U.S. dollars; (d) the word “including” and words of similar import shall mean “including without limitation,” unless otherwise specified; (e) the word “or” shall not be exclusive; (f) the words “herein,” “hereof,” “hereunder” or “hereby” and similar terms are to be deemed to refer to this Reinsurance Agreement as a whole and not to any specific Section; (g) the headings and table of contents are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reinsurance Agreement; (h) whenever the last day for the exercise of any right or the discharge of any duty under this Reinsurance Agreement falls on other than a Business Day, the Party hereto having such right or duty shall have until the next Business Day to exercise such right or discharge such duty; (i) if a word or phrase is defined, the other grammatical forms of such word or phrase have a corresponding meaning; (j) references to any statute, listing rule, rule, standard, regulation or other Law include a reference to (i) the corresponding rules and regulations and (ii) each of them as amended, modified, supplemented, consolidated, replaced or rewritten from time to time; (k) references to any section of any statute, listing rule, rule, standard, regulation or other Law include any successor to such section; (l) references to any Person include such Person’s predecessors or successors, whether by merger, consolidation, amalgamation, reorganization or otherwise; (m) references to any contract or agreement (including this Reinsurance Agreement) are to such contract or agreement as amended, modified, supplemented or replaced from time to time, unless otherwise stated; and (n) references to writing shall include any modes of reproducing words in any legible form and shall include email and facsimile.

18.7 Governing Law and Jurisdiction.

Except as contemplated in the definition of “Extra-Contractual Obligations”, this Reinsurance Agreement shall be governed by and construed in accordance with the Laws of the State of New York without regard to such state’s principles of conflict of laws that could compel the application of the Laws of another jurisdiction.

18.8 No Third Party Beneficiaries.

Except as contemplated in Article XI, nothing in this Reinsurance Agreement is intended or shall be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or in respect of this Reinsurance Agreement or any provision contained herein.

18.9 Counterparts.

This Reinsurance Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatories to the original or the same counterpart. Each counterpart may consist of a number of copies hereof each signed by one, but together signed by both of the Parties. Each counterpart may be delivered by facsimile transmission or email, which transmission shall be deemed delivery of an originally executed document. This Reinsurance Agreement may also be executed by electronic signature technology employing computer software and a digital signature or digitizer pen pad to capture a person’s handwritten signature in such a manner that the signature is unique to the person signing and is capable of verification to authenticate the signature

18.10 Severability.

Any term or provision of this Reinsurance Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Reinsurance Agreement or affecting the validity or enforceability of any of the terms or provisions of this Reinsurance Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. If any provision of this Reinsurance Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable. In the event of such invalidity or unenforceability of any term or provision of this Reinsurance Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.

18.11 Agent.

(a) National Union Fire Insurance Company of Pittsburgh, Pa. (together with any of its successors) shall be deemed to be and is hereby designated and appointed as the agent of the Reinsured for purposes of sending or receiving notices and all communications required under this Reinsurance Agreement and for remitting and/or receiving any amounts due any Party to this Reinsurance Agreement. The Reinsurer and Reinsured hereby agree that the Reinsured shall be entitled to appoint an alternative Party to act as agent on behalf of the Reinsureds in substitution for National Union Fire Insurance Company of Pittsburgh, Pa. (the “Substitute Agent”) at any time upon giving 30 days’ written notice to the Reinsurer (and the Reinsurer shall have no right to object to such appointment) provided always that the Substitute Agent (i) is a wholly-owned subsidiary of American International Group, Inc., and (ii) undertakes in writing to the Reinsurer to be bound by the above terms (as if references to National Union Fire Insurance Company of Pittsburgh, Pa. were references to the Substitute Agent). Following expiry of the 30 day notice period, and subject to the Reinsurer having received the Substitute Agent’s written undertaking to be bound by the above terms, the Substitute Agent shall act as the agent of the Reinsureds in place of National Union Fire Insurance Company of Pittsburgh, Pa. It is understood, however, that, such 30-day notice period shall not apply in the event of an insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. or any Substitute Agent. All payments to National Union Fire Insurance Company of Pittsburgh, Pa. or the Substitute Agent by the Reinsurer are deemed paid to and received by the Reinsureds.

(b) Further, each Reinsured, as a beneficiary of the Collateral Trust Agreement, hereby appoints National Union Fire Insurance Company of Pittsburgh, Pa. as the Beneficiaries’ Agent thereunder to act as its sole and exclusive agent in connection therewith and authorizes the Beneficiaries’ Agent to exercise such rights, powers and discretion as are required to enable the Beneficiaries’ Agent to discharge such agency on the terms hereof together with all such rights, powers and discretions as are reasonably incidental thereto. Each Reinsured agrees that any communications issued or action taken by the Beneficiaries’ Agent on its behalf under the Collateral Trust Agreement shall be effective as a communication made or action taken by that Reinsured thereunder, and neither the Grantor nor the Trustee shall in any circumstances be required to confirm with each or any individual Reinsured that any such communication has been given or action taken by the Beneficiaries’ Agent and shall in no circumstances be deemed to be liable to any Reinsured if the Beneficiaries’ Agent shall have failed to inform that Reinsured of any matter or if the Beneficiaries’ Agent shall not have obtained any requisite approval or consent from a Reinsured for any such communication issued or action taken by it hereunder. The Reinsurer and Reinsured hereby agree that the Reinsured shall be entitled to appoint an alternative Party to act as beneficiaries’ agent on behalf of the Reinsureds in substitution for National Union Fire Insurance Company of Pittsburgh, Pa., provided always that such substitute is a wholly-owned, direct or indirect subsidiary of American International Group, Inc. and undertakes in writing to the Reinsurer to be bound by the above terms as if the references to National Union Fire Insurance Company of Pittsburgh, Pa. were references to such substitute. The Reinsurer shall cooperate with the Reinsured to make any necessary changes to the Collateral Trust Agreement to implement such change so long as such change would not result in a Reinsurance Credit Event or Partial RCE or otherwise constitute an undue burden.

18.12 Incontestability.

Each Party hereby acknowledges that this Reinsurance Agreement, and each and every provision hereof, is and shall be enforceable according to its terms. Each Party hereby irrevocably waives any right to contest in any respect the validity or enforceability of this Reinsurance Agreement or any of the provisions hereof. Each Party hereby acknowledges that this Reinsurance Agreement, and each and every provision hereof, is and shall be enforceable according to its terms. Each Party hereby irrevocably waives any right to contest in any respect the validity or enforceability hereof. This Reinsurance Agreement shall not be subject to rescission, or to an award of damages, restitution, or reformation in lieu of rescission, on any basis whatsoever, including intentional fraud. Nothing in this Section 18.12 relieves a Party of Liability, whether for damages or for specific performance, for breach of this Reinsurance Agreement. Nothing herein shall be construed to prevent a claim for damages for intentional fraud in the inducement of this Reinsurance Agreement or any of the Transaction Documents, or any of the transactions contemplated hereby or thereby, by either Reinsurer against the Reinsured or by Reinsured against Reinsurer, provided, however, that (i) no such claim shall be brought against any individual but only against the entity or entities on whose behalf such individual acted, (ii) any such claim shall be brought in an arbitration pursuant to Article XIII hereof, and (iii) the measure of damages with respect to any such claim is that set forth in Section 8.4.

18.13 Currency.

All financial data required to be provided pursuant to the terms of this Reinsurance Agreement shall be expressed in Dollars. All payments and all settlements of account between the Parties shall be in United States currency unless otherwise agreed by the Parties. Where a transaction is originally recorded in a currency other than Dollars, it shall be converted to Dollars at the time and at the conversion rate used on the books of the Reinsured in the ordinary course of business.

18.14 Specific Performance.

The only equitable remedies set forth in this Reinsurance Agreement are as specifically set forth in Sections 5.2(c) and 15.2. For the sake of clarity, this limitation shall not be applicable to any other Transaction Document.

18.15 Taxes.

The Reinsurer will allow for the purpose of paying the Federal Excise Tax, only to the extent applicable, the applicable percentage of the premium payable hereon to the extent such premium is subject to the Federal Excise Tax. Upon prior written request therefor, the Reinsurer shall provide or otherwise make available updated documentation on forms approved by the United States Internal Revenue Service that establish an exemption from withholding of premium payable hereunder. If the Reinsurer fails to do so or ceases to be exempt from withholding in accordance with the Foreign Account Tax Compliance Act (“FATCA”), the Reinsured shall withhold the applicable percentage of premium payable hereunder and the Reinsurer shall allow such withholding. Interest shall not be payable on any amounts withheld in accordance herewith, nor shall any such amounts be subject to offset. In the event any return of premium is due to the Reinsured, the Reinsurer will return the premium paid hereunder and the Reinsured or its agent will recover Taxes paid to the United States Government in accordance herewith. Notwithstanding the foregoing, in the event that the Reinsured’s attempt to recover such Taxes is denied, contested or disputed by the United States Government, then the Reinsurer shall reimburse the Reinsured for such Taxes within thirty (30) days of receipt of written notice of such denial, contest or dispute. The Reinsurer agrees to indemnify the Reinsured for any Tax liability, or interest or penalty related to such tax liability, that the Reinsured may incur by reason of (i) any inaccurate or invalid documentation provided to establish an exemption from FATCA withholding, or (ii) a violation by the Reinsurer of FATCA (or any modification thereof) or Internal Revenue Code Section 4371 (or any amendments or supplements thereto), or (iii) a violation by the Reinsurer of any other applicable withholding tax requirement.

18.16 Expenses.

Regardless of whether any or all of the transactions contemplated by this Reinsurance Agreement and the other Transaction Documents are consummated, and except as otherwise expressly provided herein or therein, the Reinsurer and the Reinsured shall each bear their respective direct and indirect fees, costs and expenses incurred in connection with the negotiation, preparation and execution of this Reinsurance Agreement, the other Transaction Documents and the consummation of the transactions contemplated hereby or thereby, including all fees and expenses of its Representatives.

18.17 Service of Suit.

(a) This Section 18.17 shall only be applicable if the Reinsurer becomes domiciled outside of the United States or is neither licensed nor accredited by the state(s) in which any company included in the Reinsured is domiciled.

(b) At the request of the Reinsured and notwithstanding the provisions of Article XIII or Section 18.1, the Reinsurer agrees to submit to the jurisdiction of any court of competent jurisdiction within the United States and agrees to comply with the requirements necessary to give the court jurisdiction with respect to any and all court proceedings that the Reinsured may initiate in connection with an arbitration, including proceedings to compel, stay or enjoin arbitration or to confirm, vacate, modify or correct an arbitration award. The Reinsurer agrees to abide by the final decision of that court or of an appellate court in the event of an appeal, and consents to any effort to enforce the final decision of that court within its home jurisdiction, including the granting of full faith and credit or comity in the Reinsurer’s home jurisdiction or any other jurisdiction where the Reinsurer is subject to jurisdiction. Nothing herein constitutes or should be understood to constitute a waiver of the rights of the Reinsurer to remove such an action to a United States District Court, or to seek a transfer of such a case to another court as permitted by the laws of the United States or of any state in the United States, or to commence an action in connection with the arbitration in the Designated Court. It is further agreed that service of process on the Reinsurer in such suit may be made upon Clyde & Co., The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, or such other entity at its New York address as is specifically designated by the Reinsurer in writing to the Reinsured, and that, in any suit instituted against the Reinsurer under this Reinsurance Agreement, the Reinsurer will abide by the final decision of such court or of any appellate court in the event of an appeal.

(c) Clyde & Co., or such other designated entity, is authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Reinsured to give a written undertaking to the Reinsured that it will enter a general appearance on the Reinsurer’s behalf in the event such a suit shall be instituted.

(d) Further, pursuant to any statute of any state, territory or district of the United States that makes provision therefor, the Reinsurer also hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his or her successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Reinsured or any beneficiary hereunder arising out of this Reinsurance Agreement, and hereby designates Clyde & Co., or such other entity as designated, as the entity to whom such officer is authorized to mail such process or a true copy thereof.

(e) Nothing in this Section 18.17 shall be read to conflict with or override the obligation of the Parties to arbitrate any and all disputes or differences arising out of this Reinsurance Agreement.

(The remainder of this page has been intentionally left blank.)

IN WITNESS WHEREOF, the Parties hereby execute this Reinsurance Agreement as of the day and year first set forth above.

AIG ASSURANCE COMPANY
AIG PROPERTY CASUALTY COMPANY
AIG SPECIALTY INSURANCE COMPANY
AIU INSURANCE COMPANY
AMERICAN HOME ASSURANCE COMPANY
COMMERCE AND INDUSTRY INSURANCE COMPANY
GRANITE STATE INSURANCE COMPANY
ILLINOIS NATIONAL INSURANCE CO.
LEXINGTON INSURANCE COMPANY
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA
NEW HAMPSHIRE INSURANCE COMPANY
THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

By:	/s/ Jeremy D. Edgecliffe-Johnson
	Name:	Jeremy D. Edgecliffe-Johnson
	Title:	President and Chief Executive Officer

NATIONAL INDEMNITY COMPANY

By:	/s/ Brian G. Snover
Name:	Brian G. Snover
Title:	Senior Vice President

[Signature Page – Aggregate Excess of Loss Reinsurance Agreement]

Exhibit A

Collateral Trust Agreement

TRUST AGREEMENT

by and among

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

and

NATIONAL INDEMNITY COMPANY

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

Dated as of January 20, 2017

Table of Contents

		Page

ARTICLE I DEFINED TERMS
Section 1.1	Definitions	1
Section 1.2	Interpretation	5

ARTICLE II MODIFICATION UPON A COLLATERAL TRIGGERING EVENT

Section 2.1	Collateral Triggering Event	6

ARTICLE III MODIFICATION UPON A REINSURANCE CREDIT EVENT

Section 3.1	Reinsurance Credit Event	6

ARTICLE IV CREATION OF TRUST ACCOUNT

Section 4.1	Obligations of the Beneficiaries’ Agent and the Grantor	7
Section 4.2	Purpose of the Trust	7
Section 4.3	Grantor Trust for United States Federal Income Tax Purposes	8
Section 4.4	Designation of Agents	8
Section 4.5	Title to Assets	8

ARTICLE V MAINTENANCE OF THE TRUST

Section 5.1	Substitution of Trust Account Assets	8
Section 5.2	Valuation of Assets	8
Section 5.3	Quarterly Certification	9

ARTICLE VI RELEASE AND ADJUSTMENT OF TRUST ACCOUNT ASSETS

Section 6.1	Adjustment of Trust Account Assets	9
Section 6.2	Release of Trust Account Assets to the Beneficiaries’ Agent	10
Section 6.3	Release of Trust Account Assets to the Grantor	10

ARTICLE VII DUTIES OF THE TRUSTEE

Section 7.1	Acceptance of Assets by the Trustee	11

ARTICLE XI DISPUTE RESOLUTION; ARBITRATION

Section 11.1	Arbitration of Disputes Not Resolved by Negotiation	20
Section 11.2	Procedure for Arbitration and Mandatory Pre-Arbitration Negotiation	20
Section 11.3	Permitted Judicial Proceedings	20
Section 11.4	Disputes to Which the Trustee is a Required Party	20

ARTICLE XII EFFECTIVE DATE AND EXECUTION

Appendix A	Trust Provisions Following a Reinsurance Credit Event

TRUST AGREEMENT

THIS TRUST AGREEMENT (this “Trust Agreement”) is made and entered into as of January 20, 2017, by and among National Union Fire Insurance Company of Pittsburgh, Pa., a Pennsylvania property and casualty insurance company acting on its own behalf and as agent for all Beneficiaries named herein (“Beneficiaries’ Agent”), National Indemnity Company, a Nebraska property and casualty insurance company (the “Grantor”) and Wells Fargo Bank, National Association, a national banking association, as trustee (“Trustee”).

WHEREAS, the Beneficiaries and the Grantor have entered into an Aggregate Excess of Loss Reinsurance Agreement, dated as of January 20, 2017 (the “Reinsurance Agreement”);

WHEREAS, the Reinsurance Agreement contemplates that the Grantor and Beneficiaries’ Agent enter into this Trust Agreement whereby the Grantor creates a trust to hold assets as security for the satisfaction of the obligations of the Grantor to Beneficiary under the Reinsurance Agreement; and

WHEREAS, the parties intend that, in the event of a Reinsurance Credit Event, certain provisions of this Trust Agreement shall cease to be effective, and other provisions shall be effective thereafter, as described in Article III.

NOW THEREFORE, the Grantor, the Beneficiaries’ Agent and the Trustee (each individually, a “Party” and collectively, the “Parties”), in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and upon the terms and conditions hereinafter set forth, agree as follows:

ARTICLE I

DEFINED TERMS

Section 1.1 Definitions. The following terms, when used in this Trust Agreement, shall have the meanings set forth in this Section 1.1. The terms defined below shall be deemed to refer to the singular or plural, as the context requires.

(a) “Actually Paid” shall have the meaning provided in the Reinsurance Agreement.

(b) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(c) “Aggregate Limit” shall have the meaning set forth in the Reinsurance Agreement.

(d) “Assets” means the assets held in the Trust Account, including, as applicable, Eligible Investments and Permitted Investments.

(e) “Beneficiaries’ Agent” shall have the meaning set forth in the preamble hereof.

(f) “Beneficiary” means each of AIG Assurance Company, AIG Property Casualty Company, AIG Specialty Insurance Company, AIU Insurance Company, American Home Assurance Company, Commerce and Industry Insurance Company, Granite State Insurance Company, Illinois National Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania, individually or collectively, unless otherwise stated herein,

(g) “Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in New York are required or authorized by law to be closed.

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(h) “Code” has the meaning set forth in Section 7.4(c).

(i) “Collateral” has the meaning set forth in Section 8.2.

(j) “Collateral Triggering Agreement” means any agreement entered into by the Grantor at any time since August 31, 2010 with any Person and with an effective date after the date hereof, that contains a provision requiring the Grantor to post collateral (whether by the procurement of a letter of credit, the establishment of a collateral trust or any other means) for the benefit of the counterparty to such agreement upon the occurrence of certain specified events, changes or conditions. For the avoidance of doubt, any agreement that requires the establishment of collateral at the time such agreement becomes effective absent any other triggering events shall not be considered a Collateral Triggering Agreement.

(k) “Collateral Reduction Event” shall have the meaning set forth in Section 2.1(c).

(l) “Collateral Triggering Event” shall have the meaning set forth in Section 2.1(a).

(m) “Consideration” shall have the meaning set forth in the Reinsurance Agreement.

(n) “Covered Business” shall have the meaning set forth in the Reinsurance Agreement.

(o) “Designated Court” shall have the meaning set forth in the Reinsurance Agreement.

(p) “Dispute” shall have the meaning set forth in the Reinsurance Agreement.

(q) “Eligible Investments” means, with respect to Assets conforming to the provisions of this Trust Agreement prior to the occurrence of a Reinsurance Credit Event, cash and any investments of the types permitted under the laws and regulations of Grantor’s domiciliary state for property and casualty insurance companies; provided, however, that no Eligible Investments may be issued or guaranteed by an institution that is the parent, a Subsidiary or an Affiliate of Grantor; and provided, further, no single Eligible Investment (except cash and the Wells Fargo Government Money Market Fund) shall at any time constitute more than twenty-five percent (25%) of the fair market value of the Assets in the Trust Account. All Eligible Investments deposited in the Trust Account shall be free and clear of all liens, charges or encumbrances at all times.

(r) “Final Order” means (a) an order or award of an arbitration panel that is by its terms final and as to which the time to petition for review has expired or (b) an order or judgment of a court of competent jurisdiction (including without limitation an order of the Designated Court with respect to an arbitration award) that is by its terms final and is no longer subject to appeal, either as of right or discretionary.

(s) “Governmental Authority” means any government, political subdivision, court, board, commission, regulatory or administrative agency or other instrumentality thereof, whether federal, state, provincial, local or foreign and including any regulatory authority which may be partly or wholly autonomous.

(t) “Grantor” shall have the meaning set forth in the preamble hereof.

(u) “Impacted Reinsureds” shall have the meaning set forth in the Reinsurance Agreement.

(v) “Initial Security Amount” shall have the meaning set forth in Section 4.1.

(w) “Insurance Commissioner” means the Governmental Authority responsible for the regulation of insurance companies in the jurisdictions in which each company included in the Beneficiary is domiciled.

(x) “Law” shall have the meaning set forth in the Reinsurance Agreement.

(y) “LPT Beneficiary” means the “Beneficiary” as defined in the LPT Trust Agreement.

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(z) “LPT Eligible Investments” shall mean “Eligible Investments” as defined in the LPT Trust Agreement.

(aa) “LPT Permitted Investments” shall mean “Permitted Investments” as defined in the LPT Trust Agreement.

(bb) “LPT Required Amount” shall mean “Required Amount”, as defined in the LPT Trust Agreement.

(cc) “LPT Trust Account” shall mean the “Trust Account”, as defined in the LPT Trust Agreement.

(dd) “LPT Trust Agreement” means the Trust Agreement, by and among Eaglestone Reinsurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., National Indemnity Company and Wells Fargo Bank, National Association, dated as of June 17, 2011.

(ee) “Partial RCE” shall have the meaning set forth in the Reinsurance Agreement.

(ff) “Party” shall have the meaning set forth in the recitals hereof.

(gg) “Permitted Investments” means, with respect to Assets conforming to the provisions of this Trust Agreement, upon the occurrence and during the pendency of a Reinsurance Credit Event, cash and any investments of the types permitted under the laws and regulations of the domiciliary states or countries of each company included in the Beneficiary for trusts providing full statutory financial statement credit for reinsurance ceded by property and casualty insurance companies, provided, however, that no Permitted Investments may be issued or guaranteed by an institution that is the parent, a Subsidiary or an Affiliate of Grantor. All Permitted Investments deposited in the Trust Account shall be free and clear of all liens, charges or encumbrances at all times.

(hh) “Person” means any natural person, corporation, partnership, limited liability company, trust, joint venture or other entity, including any Governmental Authority.

(ii) “Proceeds” shall have the meaning set forth in the UCC.

(jj) “Quarterly Certification” shall have the meaning set forth in Section 5.3.

(kk) “Reinsurance Agreement” shall have the meaning set forth in the recitals.

(ll) “Reinsurance Credit Event” shall have the meaning set forth in the Reinsurance Agreement.

(mm) “Reinsurance Credit Event Condition” shall mean with respect to any particular Reinsurance Credit Event Notice, the occurrence of one or more of the following events:

(i) five (5) Business Days shall have elapsed from the date on which the Trustee received the Reinsurance Credit Event Notice and the Trustee shall not have received any letter or other instrument in writing from the Grantor evidencing the intent of the Grantor to dispute that a Reinsurance Credit Event has occurred; or

(ii) the Grantor and the Beneficiaries’ Agent shall have mutually agreed in writing that a Reinsurance Credit Event has occurred; or

(iii) ten (10) Business Days shall have elapsed from the date on which the Trustee received the Reinsurance Credit Event Notice and the Trustee shall not have been served with a temporary restraining order or preliminary injunction from the Designated Court suspending the effectiveness of the Reinsurance Credit Event Notice.

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(nn) “Reinsurance Credit Event Notice” shall have the meaning set forth in the Reinsurance Agreement.

(oo) “Reinsurance Credit Event Termination Condition” shall mean with respect to any particular Reinsurance Credit Event Termination Notice, the occurrence of one of the following events:

(i) five (5) Business Days shall have elapsed between the date on which the Trustee received the Reinsurance Credit Event Termination Notice (along with written evidence of delivery of a copy of such notice to the Beneficiaries’ Agent) and the Trustee shall not have received any letter or other instrument in writing from the Beneficiaries’ Agent evidencing the intent of the Beneficiaries’ Agent to dispute that a Reinsurance Credit Termination Event has occurred; or

(ii) The Grantor and the Beneficiaries’ Agent shall have mutually agreed in writing that a Reinsurance Credit Termination Event has occurred; or

(iii) The Trustee shall have received a certificate from the Grantor (along with written evidence of delivery of a copy of such notice to the Beneficiaries’ Agent) certifying that an order from an arbitration panel has been entered specifying that a Reinsurance Credit Termination Event has occurred, with a copy of such order attached.

(pp) “Reinsurance Credit Event Termination Notice” means a notice that a Reinsurance Credit Event has terminated.

(qq) “Reinsurance Credit Termination Event” means the termination of a Reinsurance Credit Event.

(rr) “Reinsurer” shall have the meaning provided in the Reinsurance Agreement.

(ss) “Relevant Jurisdictions” shall have the meaning set forth in the Reinsurance Agreement.

(tt) “Required Amount” means, at any time, an amount equal to the lesser of (i) net Reserves reinsured under the Reinsurance Agreement and (ii) the Aggregate Limit less the amount of Ultimate Net Loss Actually Paid by Grantor under the Reinsurance Agreement at such time.

(uu) “Reserves” has the meaning set forth in the Reinsurance Agreement.

(vv) “SAP” means, as to any entity, the statutory accounting principles prescribed or permitted by the Governmental Authority responsible for the regulation of insurance companies in the jurisdiction in which such entity is domiciled.

(ww) “Security Amount” means, at any time, (i) prior to the occurrence of a Collateral Triggering Event, an amount at such time equal to the Initial Security Amount minus any Ultimate Net Loss Actually Paid by the Grantor under the Reinsurance Agreement; and (ii) on and after the occurrence of a Collateral Triggering Event, an amount equal to the greater of (x) the amount reflected in clause (i) of this “Security Amount” definition, disregarding the reference to Collateral Triggering Event therein, and (y) the Required Amount, in each case as calculated at such time.

(xx) “Security Entitlement” means “security entitlement” as defined in the UCC.

(yy) “Subject Liabilities” has the meaning set forth in the Reinsurance Agreement.

(zz) “Subsidiary” means, when used with respect to any Person, any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

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(aaa) “Third Party Appraiser” means an independent appraisal firm which is mutually acceptable to the Grantor and the Beneficiaries’ Agent, or, if Grantor and Beneficiaries’ Agent cannot agree on such an appraisal firm, then the amount or other matter to be determined by such an appraisal firm shall be treated as an amount or matter subject to dispute that shall be resolved in accordance with Section 11.1 of this Trust Agreement.

(bbb) “Transaction Documents” has the meaning set forth in the Reinsurance Agreement.

(ccc) “Trust” means the trust formed hereunder, including such trust following a Reinsurance Credit Event.

(ddd) “Trust Account” shall have the meaning set forth in Section 4.1(a).

(eee) “Trust Agreement” shall have the meaning set forth in the preamble hereof.

(fff) “Trustee” shall have the meaning set forth in the preamble hereof.

(ggg) “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

(hhh) “Ultimate Net Loss” shall have the meaning provided in the Reinsurance Agreement.

Section 1.2 Interpretation. When a reference is made in this Trust Agreement to a Section or Article, such reference shall be to a section or article of this Trust Agreement unless otherwise clearly indicated to the contrary. The Article and Section headings contained in this Trust Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Trust Agreement. Whenever the words “include,” “includes” or “including” are used in this Trust Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement. The meaning assigned to each term used in this Trust Agreement shall be equally applicable to both the singular and the plural forms of such term and to both the masculine as well as the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and then in effect and (in the case of statutes) by succession of comparable successor statutes. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. Whenever the last day for the exercise of any right or the discharge of any duty under this Trust Agreement falls on other than a Business Day, the Party hereto having such right or duty shall have until the next Business Day to exercise such right or discharge such duty. References to a Person are also to its predecessors, successors, whether by merger, consolidation, amalgamation, reorganization or otherwise, and permitted assigns. References to writing shall include all modes of reproducing words in any legible form and shall include email and facsimile. The words “paid” and “received” with respect to any item shall mean that the liability on the items has been discharged as of such time, whether by payment, by offset or otherwise and the amount of the liability that is “paid” or “received”, as applicable, shall be measured by the amount of the consideration given for discharging the liability, not by the carrying value of the liability prior to discharge.

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ARTICLE II

MODIFICATION UPON A COLLATERAL TRIGGERING EVENT

Section 2.1 Collateral Triggering Event.

(a) If, at any time after the date hereof, the Grantor is required to post collateral pursuant to the terms of one or more Collateral Triggering Agreements as a result of the occurrence of one or more events, changes or conditions specified in any such Collateral Triggering Agreement, and the amount of collateral required to be posted by the Grantor pursuant to such Collateral Triggering Agreement(s) is reasonably expected by the Grantor to equal, either on an individual or aggregate basis, one billion dollars ($1,000,000,000) or more (such event, the “Collateral Triggering Event”), then the Grantor shall promptly notify the Beneficiaries’ Agent of the Collateral Triggering Event and take the following additional actions as set forth in this Section 2.1.

(b) Upon the occurrence of a Collateral Triggering Event, all references in this Trust Agreement to “Security Amount” shall be modified in accordance with its definition to give effect to such Collateral Triggering Event. In addition, as soon as is practicable, but no later than contemporaneously with the first posting of the collateral under any Collateral Triggering Agreement that results in the Grantor posting one billion dollars ($1,000,000,000) or more of collateral either on an individual or aggregate basis, the Grantor shall deposit additional assets into the Trust Account so that the aggregate fair market value of the Eligible Investments or Permitted Investments, as applicable, in the Trust Account equals the newly computed Security Amount.

(c) Until such time as (i) all events, changes or conditions that gave rise to the collateral requirement under any Collateral Triggering Agreements cease to exist or apply and (ii) the Grantor has withdrawn or reduced the aggregate amount of collateral posted under Collateral Triggering Agreements ((i) and (ii) together, the “Collateral Reduction Event”), the Grantor shall ensure that the Trust Account shall hold at all times Eligible Investments or Permitted Investments, as applicable, with a fair market value of no less than 100% of the Security Amount computed per clause (ii) of the definition of “Security Amount”; provided, however, if a Collateral Reduction Event has occurred, the Security Amount shall be reduced by a percentage which is proportionate to each percentage reduction of all collateral posted under the Collateral Triggering Agreements; provided, further, however, in no event shall the Security Amount be reduced to an amount less than 100% of the Security Amount computed per clause (i) of the definition of “Security Amount”; and provided, further, in no event shall the Security Amount be reduced by reason of a withdrawal or reduction of the aggregate amount of collateral posted under any Collateral Triggering Agreement(s) to the extent that the withdrawn collateral was applied to satisfy the obligations secured thereby. Nothing herein shall interfere with the Grantor’s obligations hereunder during the continuance of a Reinsurance Credit Event.

ARTICLE III

MODIFICATION UPON A REINSURANCE CREDIT EVENT

Section 3.1 Reinsurance Credit Event.

(a) Notwithstanding anything in this Trust Agreement to the contrary, in the event the Beneficiaries’ Agent provides a Reinsurance Credit Event Notice to the Trustee pursuant to the Reinsurance Agreement, along with written evidence of delivery of a copy of such notice to the Grantor, certifying that a Reinsurance Credit Event has occurred, upon the fulfillment of a Reinsurance Credit Event Condition, the provisions set forth in Sections 4.1, 4.2, 5.1(a), 5.3, 6.1, 6.2, 6.3, 7.4, 7.5, 7.8, 7.11 and 10.2 hereof shall automatically be replaced by the provisions set forth in Appendix A hereof for the equivalent Sections and thereafter not be effective, and the provisions set forth in Appendix A, including Section 9.4, shall automatically become effective without further action by any Party, but only as respects

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the Beneficiaries specified in the Reinsurance Credit Event Notice. In addition, any other provisions required under Law and regulations governing trusts providing full statutory financial statement credit for reinsurance ceded by property and casualty insurance companies in the Relevant Jurisdictions to the extent applicable to the companies included in the Beneficiary, and specified in the Reinsurance Credit Event Notice, shall be automatically incorporated herein. Notwithstanding the foregoing, the Trust created hereunder shall continue in existence.

(b) Following a Reinsurance Credit Event that is not a Partial RCE, the Grantor shall be required to replace the Assets held in the Trust Account that are not Permitted Investments with Assets that are Permitted Investments within five (5) Business Days following the fulfillment of a Reinsurance Credit Event Condition. Simultaneously with such replacement of the Assets, the Grantor shall deposit into the Trust Account sufficient additional Assets so that the aggregate fair market value of the Permitted Investments in the Trust Account equals the Required Amount. Following a Partial RCE, the Grantor shall, within five (5) Business Days, be required to replace or deposit sufficient Assets so that the aggregate fair market value of Permitted Investments in the Trust Account equals the Required Amount for the Impacted Reinsureds.

(c) The provisions set forth in Appendix A shall remain effective only for the time during which the event, change or condition giving rise to the Reinsurance Credit Event continues to apply. In the event the Beneficiaries’ Agent provides a Reinsurance Credit Event Termination Notice to the Trustee pursuant to the Reinsurance Agreement, along with written evidence of delivery of a copy of such notice to the Grantor, certifying that a Reinsurance Credit Termination Event has occurred, then upon the subsequent fulfillment of a Reinsurance Credit Event Termination Condition, (i) the provisions set forth in Sections 4.1, 4.2, 5.1(a), 5.3, 6.1, 6.2, 6.3, 7.4, 7.5, 7.8, 7.11 and 10.2 hereof shall automatically again be effective and replace the provisions set forth in Appendix A without further action by any party and (ii) Beneficiaries’ Agent shall promptly provide its approval for the return and/or substitution of assets to or by the Grantor so that the aggregate value of Eligible Investments in the Trust Account equals or exceeds the Security Amount.

ARTICLE IV

CREATION OF TRUST ACCOUNT

Section 4.1 Obligations of the Beneficiaries’ Agent and the Grantor.

(a) Prior to the execution of this Trust Agreement, the Grantor shall have procured with the Trustee, in the name of the Trustee, to be held for the sole benefit of the Beneficiaries’ Agent, acting on its own behalf and as agent for one or more Beneficiaries, pursuant to the provisions of this Trust Agreement, a segregated trust account maintained by the Trustee with account number [Redacted] under account name [Redacted] (which shall be hereinafter referred to as the “Trust Account”). Following payment by the Beneficiary of each installment of Consideration and interest thereon under Section 3.1 of the Reinsurance Agreement, the Grantor shall be permitted as and when it deems appropriate to substitute and replace the cash Consideration Actually Paid by Beneficiary with Eligible Investments having a fair market value equal to the amount Actually Paid by the Beneficiary. The sum of the amounts so deposited by Beneficiary as set forth herein shall be referred to as the “Initial Security Amount.”

(b) Except as set forth in Sections 2.1, 3.1, 4.1(a) and 6.1, the Grantor shall not be required to transfer and assign additional assets into the Trust Account after the date hereof.

Section 4.2 Purpose of the Trust.

(a) The Assets in the Trust Account shall be held by the Trustee for the sole purpose of satisfying any obligations of the Grantor to the Beneficiary with respect to the Subject Liabilities under the Reinsurance Agreement.

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(b) The Grantor grants to the Trustee all trust powers necessary and reasonable in the performance of its duties hereunder except as otherwise expressly provided herein.

Section 4.3 Grantor Trust for United States Federal Income Tax Purposes. The Trust Account shall be treated as a grantor trust (pursuant to sections 671 through 677 of the Code) for United States federal income tax purposes. The Grantor shall constitute the grantor (within the meaning of sections 671 and 677 of the Code) and, thus, any and all income derived from the Assets held in the Trust shall constitute income or gain of the Grantor as the owner of such Assets.

Section 4.4 Designation of Agents. Except as otherwise expressly provided in this Trust Agreement, any statement, certificate, notice, request, consent, approval, or other instrument to be delivered or furnished by the Grantor or the Beneficiaries’ Agent shall be sufficiently executed if executed in the name of the Grantor or the Beneficiaries’ Agent by such officer or officers of Grantor or Beneficiaries’ Agent or by such other agent or agents of the Grantor or the Beneficiaries’ Agent as may be designated in a resolution of the Board of Directors of the Grantor or the Beneficiaries’ Agent or Committee thereof or a letter of advice issued by the President, Secretary or Treasurer of the Grantor or the Beneficiaries’ Agent, as applicable. Written notice of such designation by the Grantor or the Beneficiaries’ Agent shall be filed with the Trustee. The Trustee shall be protected in acting upon any written statement or other instrument made by such officers or agents of the Grantor or the Beneficiaries’ Agent with respect to the authority conferred on it.

Section 4.5 Title to Assets . Title to any Assets transferred by the Grantor to the Trustee for deposit to the Trust Account or otherwise held in the Trust Account shall be recorded in the name of the Trustee. The out-of-pocket costs of transfers of title between the Grantor and the Trustee shall be shared equally by the Grantor and the Beneficiaries’ Agent, and the Grantor shall use reasonable efforts to limit such costs.

ARTICLE V

MAINTENANCE OF THE TRUST

Section 5.1 Substitution of Trust Account Assets.

(a) The Grantor may, from time to time, substitute or exchange Assets contained in the Trust Account, provided, however, (i) the Assets so substituted or exchanged must be Eligible Investments or, if then required, Permitted Investments, (ii) after giving effect to such substitution, the fair market value of the newly deposited Assets are at least equal to the fair market value of the substituted Assets and (iii) the replacement Assets to be deposited in the Trust Account in such substitution or exchange are deposited therein on the day of, and concurrently with, withdrawal of the substituted or exchanged Assets. Upon any substitution or exchange as provided for herein, the Grantor shall certify to the Trustee and Beneficiaries’ Agent that such substitution or exchange meets the requirements of this Section 5.1. The Trustee shall act on the instruction and certification of the Grantor and shall give the Beneficiaries’ Agent prompt written notice of any substitution made pursuant hereto.

(b) The Grantor shall, prior to depositing any Assets into the Trust Account, and from time to time as required, execute all assignments and endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or any other assets requiring assignment in order that the Trustee, upon direction of the Beneficiaries’ Agent, may whenever necessary negotiate any such assets without consent or signature from the Grantor or any other entity.

Section 5.2 Valuation of Assets. The Grantor shall determine, in good faith and with due care and diligence, the fair market value of any Assets in the Trust Account. In making this determination, the Grantor shall use prices published by a nationally recognized pricing service for Assets for which such prices are then available, and for Assets for which such prices are not then available, the

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Grantor shall use methodologies consistent with those which it uses for determining the fair market value of similar assets held in its own general account (other than the Assets) in the ordinary course of business. The Beneficiaries’ Agent shall have the right to object to any determination of the fair market value of any Asset in the Trust Account, and any resulting dispute shall be resolved pursuant to the provisions of Section 5.3 hereof, including provisions for the Beneficiaries’ Agent to audit the Grantor’s records, as if such determination of fair market value were contained in a Quarterly Certification.

Section 5.3 Quarterly Certification. Within fourteen (14) calendar days following the end of each calendar quarter, the Grantor shall provide the Beneficiaries’ Agent (with a copy to the Trustee) a written certification (the “Quarterly Certification”) stating the Security Amount as of the calendar quarter end and the aggregate fair market value of the Eligible Investments, or Permitted Investments, as the case may be, held in the Trust Account as of the calendar quarter end (both on an asset-by-asset basis and a cumulative basis). Such certification shall separately state the Asset withdrawals by the Grantor from the Trust Account effected during such calendar quarter. As soon as is practicable, but in no event more than ten (10) Business Days following its receipt of the Quarterly Certification, the Beneficiaries’ Agent shall either (i) countersign such certification and forward it to the Trustee or (ii) notify the Grantor that it objects to the Grantor’s calculation of the Security Amount or the Grantor’s valuation of any Asset. If the Grantor and Beneficiaries’ Agent are able to resolve such dispute within ten (10) Business Days of the Beneficiaries’ Agent’s transmittal to the Grantor of its notice of objection, they shall promptly forward to the Trustee a jointly signed certification of the Security Amount or Asset valuation, as applicable. If the parties are unable to resolve such dispute within ten (10) Business Days of the Beneficiaries’ Agent’s transmittal to the Grantor of its notice of objection, and the dispute relates to the valuation of an Asset, the value of such Asset shall be determined by a Third Party Appraiser and the Grantor and Beneficiaries’ Agent shall be bound by such valuation. All other disputes shall be resolved in accordance with Section 11.1. Upon resolution of such dispute, the Parties shall forward to the Trustee a copy of the corrected Quarterly Certification setting forth the Security Amount or Asset value, as applicable, as resolved through such Third Party Appraiser or arbitration. The Grantor shall, to the extent reasonably necessary or required in order to verify Grantor’s certification, permit the Beneficiaries’ Agent to audit its records in order to determine its compliance with Section 5.2 and this Section 5.3. The Grantor shall cooperate fully with such audit. Access to the Grantor and its employees by the Beneficiaries’ Agent in connection with such audit shall be at reasonable times during regular business hours upon reasonable prior written notice (including by e-mail) in a manner which does not unreasonably interfere with the business or operations of the Grantor.

Section 5.4 Modification of Beneficiaries’ Reserves Subject to Trust. Notwithstanding anything else contained herein, should (i) the Covered Business of any Beneficiary cease to be within the coverage of the Reinsurance Agreement pursuant to Section 2.5(l) of the Reinsurance Agreement, then the definition of Reserves and all obligations of Grantor hereunder in respect of Subject Liabilities shall be revised for all purposes hereunder to account for such change, and Grantor and the Beneficiaries’ Agent shall so certify such revision to the Trustee; and (ii) the Grantor cease to be obligated to assure that any Beneficiary receives statutory credit in respect of the Reinsurance Agreement by operation of Section 2.7 of the Reinsurance Agreement, the Grantor’s obligations hereunder in respect of a Reinsurance Credit Event for such Beneficiary shall be revised for all purposes hereunder to account for such change.

ARTICLE VI

RELEASE AND ADJUSTMENT OF TRUST ACCOUNT ASSETS

Section 6.1 Adjustment of Trust Account Assets.

(a) The Security Amount as of the end of each calendar quarter shall be certified to the Trustee by the Grantor in the manner set forth in Section 5.3 hereof.

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(b) Following the occurrence of a Collateral Triggering Event, if the aggregate fair market value of the Eligible Investments, or Permitted Investments if then required, maintained in the Trust Account as of any calendar quarter end is less than the Security Amount (computed taking into account the occurrence of the Collateral Triggering Event) as of such calendar quarter end, then within five (5) Business Days Grantor shall deposit into the Trust Account such additional Assets with an aggregate fair market value as are necessary to ensure that the aggregate fair market value of the Eligible Investments, or Permitted Investments if then required, held in the Trust Account is no less than 100% of the Security Amount as of the immediately prior calendar quarter end.

(c) If, following a Collateral Triggering Event, the event, change or condition which gave rise to the collateralization requirement ceases to exist or apply, then the Security Amount shall thereafter (until the occurrence of a further Collateral Triggering Event) be computed without regard to such Collateral Triggering Event.

Section 6.2 Release of Trust Account Assets to the Beneficiaries’ Agent. By transmittal of contemporaneous prior written notice to the Trustee and the Grantor, together with a Final Order of an arbitration panel if required pursuant to Section 12.8 of the Reinsurance Agreement, the Beneficiaries’ Agent, acting on its own behalf and as agent for all Beneficiaries, may withdraw Assets from the Trust Account pursuant to the provisions of Sections 12.8 and 12.9 of the Reinsurance Agreement; provided that notice of such withdrawal is received not less than five (5) Business Days in advance of the requested withdrawal. The Trustee shall promptly comply with such notice. The Security Amount shall be adjusted, if necessary, to reflect the application of the funds so withdrawn.

Section 6.3 Release of Trust Account Assets to the Grantor.

(a) All proceeds from the sale or substitution of the Assets in the Trust Account and the collection of interest, dividends and other income in respect to the Assets in the Trust Account shall be retained in the Trust Account and shall not be released to the Grantor, except in accordance with the provisions set forth in subparagraphs (b) and (c) in this Section 6.3.

(b) Following each calendar quarter end, by transmittal of written notice to the Trustee and contemporaneous notice to the Beneficiaries’ Agent stating a withdrawal date that shall not be less than five Business Days following the date of the notice, the Grantor may withdraw Assets from the Trust Account in an amount equal to the positive difference, if any, between (i) the aggregate amount of Ultimate Net Loss Actually Paid by Grantor under the Reinsurance Agreement (excluding amounts withdrawn by the Beneficiaries’ Agent pursuant to Section 6.2) minus (ii) the aggregate amount previously withdrawn by Grantor under this Section 6.3(b); provided, however, that in connection with any such withdrawal, the Grantor shall provide a written certification to the Trustee stating the fair market value of each non-cash Asset withdrawn; and provided, further, following a Collateral Triggering Event, the Grantor shall be permitted to withdraw Assets from the Trust Account pursuant to this Section 6.3(b) only to the extent that the aggregate fair market value of the Eligible Investments remaining in the Trust Account after such withdrawal is not less than 100% of the Security Amount. The Trustee shall comply with such notice on the withdrawal date specified therein.

(c) Commencing at the fifth anniversary of the date hereof, at any calendar quarter end following the delivery of the Quarterly Certification as to which there is no dispute outstanding between the Grantor and the Beneficiaries’ Agent and following any withdrawal pursuant to clause (b) above, in the event the aggregate fair market value of the Eligible Investments maintained in the Trust Account exceeds 150% of net Reserves of the Beneficiary (including reserves for losses incurred but not reported) calculated in accordance with SAP with respect to Subject Liabilities reinsured with the Grantor as of such calendar quarter end, then by transmittal of fourteen (14) calendar days’ prior written notice to the Trustee and the Beneficiaries’ Agent, and absent receipt by the Trustee of a written objection thereto by

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the Beneficiaries’ Agent prior to the end of such time period (which such objection the Beneficiaries’ Agent shall not unreasonably provide), the Grantor may direct the Trustee to withdraw from the Trust Account and transfer to the Grantor Assets having a fair market value equal to the amount of such excess; provided, however, in connection with any such withdrawal, the Grantor must provide a written certification to the Trustee stating the fair market value of each non-cash Asset withdrawn; and provided, further, that following a Collateral Triggering Event, the Grantor shall be permitted to withdraw Assets from the Trust Account pursuant to this Section 6.3(c) only to the extent that the aggregate fair market value of the Eligible Investments remaining in the Trust Account after such withdrawal is not less than 100% of the Security Amount; and provided, further, that the Grantor shall be permitted to withdraw Assets from the Trust Account pursuant to this Section 6.3(c) only to the extent that, in addition to the other requirements set forth herein, (1) the aggregate fair market value of the Eligible Investments remaining in the Trust Account after such withdrawal plus the aggregate fair market value of LPT Eligible Investments remaining in the LPT Trust Account after such withdrawal will exceed (2) the net Reserves of the Beneficiary (including reserves for losses incurred but not reported) calculated in accordance with SAP with respect to Subject Liabilities reinsured with the Grantor as of such calendar quarter end plus the “LPT Required Amount” as of such quarter end. In any such event, the Trustee shall promptly comply with such notice.

ARTICLE VII

DUTIES OF THE TRUSTEE

Section 7.1 Acceptance of Assets by the Trustee.

(a) The Trustee shall not accept any Assets (other than cash) for deposit into the Trust Account unless the Trustee determines that it is or will be the registered owner of and holder of legal title to the Assets or that such Assets are in such form that the Trustee may, if applicable to such asset class, negotiate any such Assets, without consent or signature from the Grantor or any other person or entity. Any Assets received by the Trustee which, if applicable to such asset class, are not in such proper negotiable form or for which title has not been transferred to the Trustee shall not be accepted by the Trustee and shall be returned to the Grantor as unacceptable.

(b) The Trustee and its lawfully appointed successors is and are authorized and shall have the power to receive such Assets as the Grantor (or the Beneficiaries’ Agent on behalf of the Grantor) from time to time may transfer or remit to the Trust Account and to hold and dispose of the same for the uses and purposes and in the manner and according to the provisions herein set forth. All such Assets at all times shall be maintained as a trust account, separate and distinct from all other assets on the books and records of the Trustee, and shall be continuously kept in a safe place within the United States.

Section 7.2 Collection of Interest and Dividends; Voting Rights; Investment by the Trustee. The Trustee is hereby authorized, without prior notice to the Grantor or the Beneficiaries’ Agent, to demand payment of and collect all interest or dividends on the Assets comprising the Trust Account if any. All payments of interest, dividends and other income in respect to Assets in the Trust Account shall be deposited promptly upon receipt by the Trustee into the Trust Account. Subject to the other provisions of this Trust Agreement, the Grantor shall have the full and unqualified right to direct the Trustee to vote, and to execute consents, bond powers, stock powers, mortgage and title instruments and other instruments of transfer, pledge and release with respect to any Assets comprising the Trust Account.

Section 7.3 Obligations of the Trustee. The Trustee agrees to hold and disburse the various Assets of the Trust Account in accordance with the provisions expressed herein.

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Section 7.4 Responsibilities of the Trustee.

(a) The Trustee, in the administration of the Trust Account, is to be bound solely by the express provisions herein, and such further written and signed directions as the appropriate party or parties may, under the conditions herein provided, deliver to the Trustee. The Trustee shall be under no obligation to enforce the Grantor’s obligations under this Trust Agreement, except as otherwise expressly provided or directed pursuant hereto. The Trustee shall be restricted to holding title to, operating and collecting the Assets comprising the Trust Account and the payment and distribution thereof for the purposes set forth in this Trust Agreement and to the conservation and protection of such Assets and the administration thereof in accordance with the provisions of this Trust Agreement, and the Trustee shall be liable only for its own negligence, willful misconduct or lack of good faith and for the breach of the Trustee’s obligations under this Trust Agreement; provided, however, that any actions taken in strict accordance with written instructions provided to the Trustee from the parties hereto will not constitute a breach of the Trustee’s obligations under this Trust Agreement. Upon request of the Grantor or the Beneficiaries’ Agent, the Trustee further agrees promptly to forward to such party a statement of all Assets held in the Trust Account.

(b) Subject to the other provisions of this Trust Agreement, including the requirement that only Eligible Investments may be held in the Trust Account, and provisions relating to the substitution of Assets, (i) the Grantor or an asset manager appointed by Grantor shall have the irrevocable authority and sole power to direct the Trustee, in the Grantor’s sole discretion, with respect to all aspects of the management or investment of the Assets contained in the Trust Account and (ii) the Trustee and the Beneficiaries’ Agent each acknowledges that it has no authority with respect to such management or investment activities, the Trustee agrees it will not exercise any discretion or take any action with respect to the matters in clause (i) above and the Trustee will take any actions related thereto as directed by the Grantor in writing in accordance therewith. Any deposit or investment directed by the Grantor or its investment advisor shall constitute a certification to the Trustee that the assets deposited or to be purchased pursuant to such directions are Eligible Investments. The Trustee shall be under no duty or responsibility to confirm that such investments constitute or continue to be Eligible Investments. Wells Fargo Government Money Market Fund is deemed to be an Eligible Investment.

(c) For certain payments made pursuant to this Trust Agreement, the Trustee may be required to make a “reportable payment” or “withholding payment” and in such cases the Trustee shall have the duty to act as a payor or withholding agent, respectively, that is responsible for any tax withholding and reporting required under Chapters 3, 4 and 61 of the United States Internal Revenue Code of 1986, as amended (the “Code”). The Trustee shall have the sole right to make the determination as to which payments are “reportable payments” or “withholdable payments.” All Parties to this Trust Agreement shall provide an executed IRS Form W-9 or appropriate IRS Form W-8 (or, in each case, any successor form) to the Trustee prior to closing, and shall promptly update any such form to the extent such form becomes obsolete or inaccurate in any respect. The Trustee shall have the right to request from any party to this Trust Agreement, or any other Person entitled to payment hereunder, any additional forms, documentation or other information as may be reasonably necessary for the Trustee to satisfy its reporting and withholding obligations under the Code. To the extent any such forms to be delivered under this Section 7.4(c) are not provided prior to or by the time the related payment is required to be made or are determined by the Trustee to be incomplete and/or inaccurate in any respect the Trustee shall be entitled to withhold on any such payments hereunder to the extent withholding is required under Chapters 3, 4 or 61 of the Code, and shall have no obligation to gross up any such payment. As of the date hereof, the Grantor is the owner for U.S. federal income tax purposes of funds in the Trust Account until such funds are released in accordance with the terms hereof.

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Section 7.5 Books and Records. The Trustee shall keep full and complete records of the administration of the Trust Account. The Grantor and the Beneficiaries’ Agent may examine such records, upon reasonable notice to the Trustee, at any time during business hours through any person or persons duly authorized in writing by Grantor or the Beneficiaries’ Agent, at the requesting party’s expense.

Section 7.6 Activity Reports. The Trustee agrees to provide an activity report to the Beneficiaries’ Agent and the Grantor upon creation of the Trust Account and within five (5) Business Days following the end of each calendar quarter, which report shall, in reasonable detail, show (i) all deposits, withdrawals exchanges and substitutions during such quarter and (ii) a listing of securities and other assets held and cash balances in the Trust Account as of the last day of such quarter. The Trustee agrees to provide written notification to the Grantor and the Beneficiaries’ Agent within five (5) days of any deposits to or withdrawals from the Trust Account.

Section 7.7 Resignation or Removal of the Trustee; Appointment of Successor Trustee.

(a) The Trustee may at any time resign as Trustee and terminate its capacity hereunder by delivery of written notice of resignation, effective not less than ninety (90) days after receipt by both the Beneficiaries’ Agent and the Grantor. The Trustee may be removed by the Grantor by delivery to the Trustee and the Beneficiaries’ Agent of a written notice of removal, effective not less than ninety (90) days after receipt by the Trustee and the Beneficiaries’ Agent of the notice. Notwithstanding the foregoing, no such resignation by the Trustee or removal by the Grantor shall be effective until a successor to the Trustee shall have been duly appointed by the Grantor and approved by the Beneficiaries’ Agent, which approval shall not be unreasonably withheld, and all the securities and other Assets in the Trust Account have been duly transferred to such successor. The Grantor, upon receipt of such notice of resignation, shall undertake to obtain the agreement of a qualified, successor depository, agreeable to the Beneficiaries’ Agent, to act as a successor Trustee in accordance with all agreements of the Trustee herein and upon duly qualifying to act as such pursuant to Section 7.7(b). The Beneficiaries’ Agent agrees not to withhold unreasonably approval of such Trustee. Upon the Trustee’s delivery of the Assets to the qualified, successor depository, along with a closing statement showing all activities from the last quarterly report, the Trustee shall be discharged of further responsibilities hereunder, subject to any remaining obligations under Sections 7.4 and 7.7(b). In the event that the Grantor and the Beneficiaries’ Agent fail to appoint a successor trustee within ninety (90) days following receipt of the Trustee’s notice of resignation or a notice of removal, the Trustee may, in its sole discretion and at the expense of the Grantor, petition any court of competent jurisdiction for the appointment of a successor trustee or for other appropriate relief, and any such resulting appointment shall be binding upon all the parties.

(b) Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall deliver the same to the Grantor, the Beneficiaries’ Agent and to the then acting Trustee. Thereupon such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of its predecessor in the Trust with like effect as if originally named herein; but the predecessor Trustee shall nevertheless, when requested in writing by the successor Trustee, execute an instrument or instruments conveying and transferring to the Trustee upon the Trust herein all the estates, properties, rights, powers and trusts of such predecessor Trustee, and shall duly assign, transfer and deliver to the Trustee all property and money held by such predecessor hereunder. The predecessor Trustee shall be entitled to reimbursement in accordance with Section 7.10 for all expenses it incurs in connection with the settlement of its accounts and the transfer and delivery of the Trust assets to its successor. The predecessor Trustee shall continue to be indemnified by reason of such entity being or having been a Trustee in accordance with Section 7.9.

Section 7.8 Release of Information. The Trustee shall promptly respond to any and all reasonable requests for information concerning the Trust Account or the Assets held therein by any of the

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parties to this Trust Agreement. Furthermore, the Trustee shall fully and completely respond to any direct inquiries of any applicable regulatory authority with jurisdiction over the Grantor or the Beneficiary concerning the Trust Account or the Assets held hereunder, including detailed inventories of securities or funds, and the Trustee shall permit such regulatory authority to examine and audit all securities or funds held hereunder. The Trustee shall promptly provide notice to the Beneficiaries’ Agent and the Grantor concerning all such inquiries, and shall provide seven (7) days’ prior notice to the Beneficiaries’ Agent and the Grantor of all such examinations and audits.

Section 7.9 Indemnification of the Trustee. The Grantor shall indemnify, defend and hold the Trustee (and its directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature arising out of or in connection with this Trust Agreement or with the performance of its duties hereunder, including, among other things, reasonable attorneys’ fees and court costs, except to the extent such loss, liability, damage, cost and expense shall be caused by the Trustee’s negligence, willful misconduct or lack of good faith. Whenever an action by the Trustee is authorized by written signed direction pursuant to the provisions of this Trust Agreement and such action is taken strictly in accordance with such written and signed direction by the appropriate party or parties, the party or parties authorizing such action hereby agree to indemnify the Trustee against all losses, damages, costs and expenses, including reasonable attorneys’ fee, resulting from any action so taken by the Trustee. The provisions of this paragraph shall survive the termination of this Trust Agreement and the resignation or removal of the Trustee for any reason.

Section 7.10 Charges of the Trustee. The Grantor agrees to pay all reasonable costs or fees charged by the Trustee for acting as the Trustee pursuant to this Trust Agreement, as agreed between the Grantor and the Trustee; provided, however, that no such costs, fees or expenses shall be paid out of the Assets held in or credited to the Trust Account.

Section 7.11 Limitations of the Trustee. The Trustee shall in no way be responsible for determining the amount of Assets required to be deposited, or monitoring whether or not the Assets held within the Trust Account are Eligible Investments. The Trustee shall be under no liability for any release of Assets made by it to the Grantor in accordance with Article VI.

Section 7.12 Concerning the Trustee.

(a) No provision in this Trust Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

(b) The Trustee shall be entitled to rely on advice of or on an opinion of counsel concerning all matters of trust and its duty hereunder and shall not be liable for any action taken or not taken by it in reliance on such advice or on such opinion of counsel.

(c) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution notice, request, consent, certificate, order, entitlement order, affidavit, letter, telegram, facsimile transmission, electronic mail or other paper or document believed by it to be genuine and to have been signed or sent by the proper person or persons. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, notice, consent, request, certificate, order, entitlement order, affidavit, letter, telegram, facsimile transmission, electronic mail or other paper or document.

(d) The permissive right of the Trustee to take action enumerated in this Trust Agreement shall not be construed as a duty and it shall not be answerable for other than its negligence, willful misconduct or lack of good faith. In no event shall the Trustee be liable for indirect, special, incidental, punitive or consequential losses or damages, including but not limited to lost profits, whether or not foreseeable, even if the Trustee has been advised of the possibility thereof.

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(e) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the Assets.

(f) The Trustee shall not be accountable for the use or application by the Grantor or any Beneficiary or any other party of Assets which the Trustee has released in accordance with the terms of this Trust Agreement.

(g) The Trustee makes no representations as to the validity or sufficiency of the Assets and the Trust Account for any particular purpose and shall incur no responsibility in respect thereof, other than in connection with the duties or obligations assigned to or imposed upon it as provided herein.

(h) The Trustee shall not be responsible for the perfection, priority or enforceability of any lien or security interest in any of the Assets or in the Trust Account.

(i) In accepting the trust hereby created, the Trustee acts solely as trustee and not in its individual capacity, and all persons having any claim against the Trustee arising from this Trust Agreement, shall look only to the Assets held by the Trustee hereunder for payment except as otherwise provided herein.

(j) The Trustee shall not be considered in breach of or in default in its obligations hereunder in the event of delay in the performance of such obligations due to unforeseeable causes beyond its control (including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or other wire or communication facility) or without its willful misconduct, negligence or lack of good faith.

ARTICLE VIII

GRANT OF SECURITY INTEREST

Section 8.1 Establishment and Maintenance of the Trust Account. The Trustee hereby confirms and agrees that:

(a) (i) it has established the Trust Account in the name of the Trustee and (ii) the Trust Account is a “securities account” (as defined in the UCC) in respect of which the Trustee is a “securities intermediary” (as defined in the UCC);

(b) it shall not change the entitlement holder or account number of the Trust Account without prior written consent of the Beneficiaries’ Agent; and

(c) each item of property (whether cash, a security, an instrument or any other property whatsoever) credited to the Trust Account shall be treated as a “financial asset” under Article 8 of the UCC.

Section 8.2 Grant of Security Interest. As security for the prompt and complete payment, reimbursement and performance when due in full of all the Grantor’s obligations under the Reinsurance Agreement, the Grantor hereby grants to the Beneficiaries’ Agent, acting on its own behalf and as agent for all Beneficiaries, a security interest in and continuing lien on all of the Grantor’s right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which being hereinafter collectively called the “Collateral”):

(a) the Trust Account;

(b) all Security Entitlements carried in the Trust Account; and

(c) all Proceeds of any or all of the foregoing; provided, however, that the security interest granted hereunder shall terminate as to the Proceeds of a withdrawal by the Grantor that, at the time of such withdrawal, was rightful in amount.

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Section 8.3 Limitation on Exercise of Remedies. The Beneficiaries’ Agent, acting on its own behalf and as agent for the Beneficiaries, may exercise the remedies of a “secured party” (as defined in the UCC) only at such times as it would be entitled to withdraw assets from the Trust pursuant to Article VI hereof.

Section 8.4 Other Matters.

(a) The Grantor hereby authorizes the Beneficiaries’ Agent, acting on its own behalf and as agent for the Beneficiaries, to file UCC-1 financing statements naming the Grantor as debtor and describing the Collateral pledged hereunder. The Grantor shall not change its name or jurisdiction of organization, unless it has given the Beneficiaries’ Agent, acting on its own behalf and as agent for the Beneficiaries, a notice of such change within 30 days of such change and all filings have been made by the Grantor under the UCC or otherwise that are required in order for the Beneficiaries’ Agent, acting on its own behalf and as agent for the Beneficiaries, to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral.

(b) The Trustee hereby subordinates to the Beneficiaries’ Agent’s security interest in the Collateral any statutory or contractual right or claim of offset or lien resulting from any transaction which involves the Trust Account, other than with respect to fees and expenses related to the Trust Account.

(c) Nothing in this Article VIII shall be construed as a qualification or limitation on the creation of the Trust Account and/or the transfer of legal title in the Assets to the Trustee pursuant to Article III. The security interest granted pursuant to this Article VIII is intended to be effective solely to the extent that the trust created hereunder is not valid, the transfer of Assets to the Trust Account is not effective, or the transfer of such Assets may be characterized as a pledge rather than a lawful conveyance to the Trustee.

ARTICLE IX

TERMINATION

Section 9.1 Termination. This Trust Agreement may be terminated by the Grantor and the Beneficiaries’ Agent by delivery to the Trustee of written notice of termination signed by both the Grantor and the Beneficiaries’ Agent. The Beneficiaries’ Agent shall provide its consent to the termination of this Trust Agreement if (i) the Grantor seeks to terminate this Trust Agreement as a result of the exhaustion of the Reinsurance Limit or (ii) the Aggregate Limit less those amounts Actually Paid in respect of Subject Liabilities by the Grantor is $50,000,000 or lower.

Section 9.2 Disposition of Assets Upon Termination. Upon a termination pursuant to this Article IX, the Trustee shall distribute all Assets held and deposited under this Trust Agreement, to the Grantor and shall take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in such Assets and to deliver physical custody, if applicable, in such Assets to the Grantor or as otherwise directed by the Grantor.

Section 9.3 No Termination Due to Insolvency of Beneficiaries or Beneficiaries’ Agent.

The Grantor shall not terminate the Trust Account or this Agreement on the basis of the insolvency of the Beneficiaries’ Agent or the Beneficiaries.

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ARTICLE X

GENERAL PROVISIONS

Section 10.1 Notices. Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any party under this Trust Agreement shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery. Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on written confirmation of receipt, or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery. Such notices shall be given to the following addresses:

If to the Trustee:

Wells Fargo Bank, N.A.

CMES, Insurance Trust Group

150 East 42nd Street, 40th Floor

New York, New York 10017

Attention: Sami Limanovski, Assistant Vice President – Relationship Manager

Office: (917) 260-1674

Facsimile: (917) 260-1590

Email: Sami.Limanovski@wellsfargo.com

If to the Grantor:

National Indemnity Company

1314 Douglas Street, Suite 1400

Omaha, NE 68102-1944

Attn: Treasurer

Email: bsnover@berkre.com

With copies to (for information purposes only):

Berkshire Hathaway Reinsurance Division

100 First Stamford Place

Stamford, CT 06902

Attn: General Counsel

Email: bsnover@berkre.com

If to the Beneficiaries’ Agent:

National Union Fire Insurance Company of Pittsburgh, Pa.

175 Water Street

New York, NY 10038

Attention: Chief Ceded Reinsurance Officer

Telephone: (212) 458-7524

Email: wcavanagh@aig.com

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With copies to:

National Union Fire Insurance Company of Pittsburgh, Pa.

c/o AIG PC Inc.

175 Water Street, 15th Floor

New York, New York 10038

Attention: General Counsel

Telephone: (212) 458-2261

Facsimile: (212) 458-7080

AIG Property Casualty Inc.

Reinsurance Security Unit

175 Water Street

New York, NY 10038

Attention: Bill Cavanagh

Telephone: (212) 458-7675

Email: william.cavanagh@aig.com

American International Group, Inc.

12 Metrotech Center – 30th Fl.

Brooklyn, NY 11201

Attention: Comptrollers Security Dept.

Telephone: (718) 250-1709

Facsimile: (718) 250-1709

Email: donato.diluzio@aig.com

Each party to this Trust Agreement may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other parties to this Trust Agreement.

Section 10.2 Entire Agreement. This Trust Agreement, including Appendix A hereto and any other documents delivered pursuant hereto or thereto (as well as the defined terms from the LPT Trust Agreement referenced herein), constitutes the entire agreement among the parties hereto with respect to the subject matter hereof insofar as such agreements affect the Trustee, and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof and thereof.

Section 10.3 Waiver and Amendment. This Trust Agreement and the Trust created hereunder shall be irrevocable, subject solely to the termination provisions set forth herein. This Trust Agreement may be altered, amended or terminated at any time by written agreement executed by each party hereto. The failure of either party at any time to exercise any of the rights or powers conferred upon it herein shall constitute neither a waiver of its right to exercise, nor stop it from exercising, any rights at any subsequent time, nor shall such failure reduce in any degree any liability or obligation for which the other party is bound hereunder.

Section 10.4 Successors and Assigns. The rights and obligations of a Party under this Trust Agreement shall not be subject to assignment without the prior written consent of the other Parties hereto, and any attempted assignment without the prior written consent of the other Parties hereto shall be invalid ab initio. The terms of this Trust Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties. Notwithstanding the foregoing, any corporation or association into which the Trustee may be merged or converted, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business shall be the successor to the Trustee without the execution or filing of any paper or further act.

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Section 10.5 Headings. The headings of this Trust Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 10.6 Governing Law and Jurisdiction. This Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction.

Section 10.7 No Third Party Beneficiaries. Except for the Beneficiaries, each of which shall be an express third party beneficiary hereof, nothing in this Trust Agreement is intended or shall be construed to give any person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Trust Agreement or any provision contained herein. To the extent National Union Fire Insurance Company of Pittsburgh, Pa. elects to appoint a successor Beneficiaries’ Agent hereunder, the Grantor and Trustee will not unreasonably withhold their consent thereto and shall cooperate to execute the necessary amendments hereto to effectuate such substitution as promptly as practicable.

Section 10.8 Counterparts. This Trust Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the parties hereto notwithstanding the fact that all parties hereto are not signatory to the original or the same counterpart. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

Section 10.9 Severability. Any term or provision of this Trust Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Trust Agreement or affecting the validity or enforceability of any of the terms or provisions of this Trust Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. If any provision of this Trust Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable. In the event of such invalidity or unenforceability of any term or provision of this Trust Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.

Section 10.10 Incontestability. Each Party hereby acknowledges that this Trust Agreement, and each and every provision hereof, is and shall be enforceable according to its terms. Each Party hereby irrevocably waives any right to contest in any respect the validity or enforceability hereof. This Trust Agreement shall not be subject to rescission, or to an award of damages, restitution, or reformation in lieu thereof, on any basis whatsoever, including intentional fraud.

Section 10.11 Set-Off. Notwithstanding Section 4.4 of the Reinsurance Agreement, there are no rights of set-off whatsoever, whether contractual, at common law, or otherwise, with respect to the Trust and the Trust Assets.

Section 10.12 Currency. All financial data required to be provided pursuant to the terms of this Trust Agreement shall be expressed in United States dollars. All payments and all settlements of account between the parties hereto shall be in United States currency unless otherwise expressly agreed by the Parties in writing.

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ARTICLE XI

DISPUTE RESOLUTION; ARBITRATION

Section 11.1 Arbitration of Disputes Not Resolved by Negotiation. Any Dispute arising under or in any way related to this Trust Agreement, specifically including without limitation disputes concerning alleged fraud in the inducement of any of the Transaction Documents or other wrongful pre-Closing conduct, but not including a Dispute as to which the Trustee would be a required party within the meaning of Rule 19(a)(1) of the Federal Rules of Civil Procedure, shall, to the extent not resolved by negotiation between the Parties, be resolved by arbitration in a consolidated arbitration involving all agreements and Parties relevant to the Dispute. Any Person that is a Party to any of the Transaction Documents shall have an absolute right to intervene in any such arbitration.

Section 11.2 Procedure for Arbitration and Mandatory Pre-Arbitration Negotiation.

(a) The procedures for the arbitration and for the mandatory pre-arbitration negotiation are set forth in Article XIII of the Reinsurance Agreement, which is hereby incorporated herein. Arbitration hereunder shall be conducted in New York, New York.

(b) In considering any relief to be awarded, the arbitrators (and the Designated Court, as appropriate) shall take into account the Parties’ view that the nature and uniqueness of the relationships created under the Transaction Documents as a whole render specific performance the remedy of choice for Disputes under this Trust Agreement where it is possible to implement that remedy.

Section 11.3 Permitted Judicial Proceedings. Subject to Section 11.4 hereof, the only permitted judicial proceedings relating to any Dispute are those set forth in, and are subject to the exclusive jurisdiction provisions of, Section 13.2(f) of the Reinsurance Agreement. Each Party finally and irrevocably waives any right to trial by jury of any matter or issue in such a permitted judicial proceeding.

Section 11.4 Disputes to Which the Trustee is a Required Party. In the event of a Dispute to which the Trustee is a required party within the meaning of Rule 19(a)(1) of the Federal Rules of Civil Procedure, then:

(a) To the extent any portion of the Dispute can be resolved without the participation of the Trustee, it shall be resolved pursuant to Sections 11.1 to 11.3 above.

(b) The remainder of the Dispute shall be resolved by litigation in the Designated Court, which shall be the sole and exclusive forum for such litigation.

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ARTICLE XII

EFFECTIVE DATE AND EXECUTION

NATIONAL UNION FIRE INSURANCE COMPANY

OF PITTSBURGH, PA., as Beneficiaries’ Agent

acting on its own behalf and on behalf of the Beneficiaries

By:
	Title:	Executive Vice President
	Date:	January 20, 2017

Attest:
	Title:	Secretary
	Date:	January 20, 2017

NATIONAL INDEMNITY COMPANY, as Grantor

By:
	Title:	President
	Date:	January 20, 2017

By:
	Title:	Treasurer
	Date:	January 20, 2017

Attest:
	Title:	Senior Finance Manager
	Date:	January 20, 2017

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Trustee

By:
	Title:	Vice President
	Date:	January 20, 2017

Attest:
	Title:	Vice President
	Date:	January 20, 2017

APPENDIX A

TRUST PROVISIONS FOLLOWING A REINSURANCE CREDIT EVENT

Section 4.1 Continuing Obligation of the Grantor.

(a) The segregated trust account maintained by the Trustee with account number [Redacted] under account name [Redacted] (which shall be hereinafter referred to, including all successor accounts thereto, as the “Trust Account”) shall continue in existence upon the occurrence of a Reinsurance Credit Event and the substitution of Assets as required under Section 3.1 of this Trust Agreement.

(b) The Grantor shall ensure that the Trust Account shall hold Permitted Investments at all times with a fair market value of no less than 100% of the Required Amount, calculated with respect to the Beneficiaries specified in the Reinsurance Credit Event Notice, as determined in accordance with Section 5.2 of this Trust Agreement.

Section 4.2 Purpose of the Trust. The Assets in the Trust Account shall be held by the Trustee for the sole benefit of the Beneficiary. The Grantor grants to the Trustee all trust powers necessary and reasonable in the performance of its duties hereunder except as otherwise expressly provided herein.

Section 5.1 (a) Substitution of Trust Account Assets. Upon receipt of the prior written consent of the Beneficiaries’ Agent, the Grantor may, from time to time, substitute or exchange Assets contained in the Trust Account, provided, however, (i) the Assets so substituted or exchanged must be Permitted Investments, (ii) after giving effect to such substitution, the fair market value of the newly deposited Assets are at least equal to the fair market value of the substituted Assets and (iii) the replacement Assets to be deposited in the Trust Account in such substitution or exchange are deposited therein on the day of withdrawal of the substituted or exchanged Assets. Upon any substitution or exchange as provided for herein, the Grantor shall certify to the Trustee and Beneficiaries’ Agent that such substitution or exchange meets the requirements of this Section 5.1. The Trustee shall act on the instruction and certification of the Grantor and shall give the Beneficiaries’ Agent prompt written notice of any substitution made pursuant hereto.

Section 5.3 Quarterly Certification. Within fourteen (14) calendar days following the end of each calendar quarter, the Grantor shall provide the Beneficiaries’ Agent (with a copy to the Trustee) a written certification (the “Quarterly Certification”) stating the Required Amount and the Security Amount as of the calendar quarter end and the aggregate fair market value of the Permitted Investments, as determined by a nationally recognized valuation service retained by the Trustee at the Grantor’s expense, held in the Trust Account as of the calendar quarter end (both on an asset-by-asset basis and a cumulative basis). Such certification shall separately state the effect on the fair market value of the Assets of withdrawals by the Grantor from the Trust Account effected during such calendar quarter. As soon as is practicable, but in no event more than ten (10) Business Days following its receipt of the Quarterly Certification, the Beneficiaries’ Agent shall either (i) countersign such certification and forward it to the Trustee or (ii) notify the Grantor that it objects to the Grantor’s calculation of the Required Amount or the Security Amount or the Grantor’s valuation of any Asset. If the parties are able to resolve such dispute within ten (10) Business Days of the Beneficiaries Agent’s transmittal to the Grantor of its notice of objection, they shall promptly forward to the Trustee a jointly signed certification of the Required Amount, the Security Amount or Asset valuation, as applicable. If the Parties are unable to resolve such dispute within ten (10) Business Days of the Beneficiaries Agent’s transmittal to the Grantor of its notice of objection, and the dispute relates to the valuation of an Asset, the value of such Asset shall be determined by a Third Party Appraiser and the parties shall be bound by such valuation. All other disputes shall be resolved in accordance with Section 11.1 of this Trust Agreement. Upon resolution of such dispute, the Parties shall forward to the Trustee a copy of the corrected Quarterly Certification setting forth the Required Amount, the Security Amount or Asset value, as applicable, as resolved through such Third Party Appraiser or arbitration. The Grantor shall, to the extent reasonably necessary or required in order to verify Grantor’s certification, permit the Beneficiaries’ Agent to audit its records in order to determine its compliance with this Section 5.3. The Grantor shall cooperate fully with such audit. Access to the Grantor and its employees by the Beneficiaries’ Agent in connection with such audit shall be at reasonable times during regular business hours upon reasonable prior written notice (including by e-mail) in a manner which does not unreasonably interfere with the business or operations of the Grantor.

Section 6.1 Adjustment of Trust Account Assets.

(a) The Required Amount and the Security Amount as of the end of each calendar quarter shall be certified to the Trustee by the Grantor in the manner set forth in Section 5.3 hereof.

(b) If the aggregate fair market value of the Permitted Investments maintained in the Trust Account as of any calendar quarter end is less than the Required Amount as of such calendar quarter end, then within five (5) Business Days of its receipt of the certification set forth in Section 5.3, the Grantor shall deposit into the Trust Account such additional Assets with an aggregate fair market value as are necessary to ensure that the aggregate fair market value of the Permitted Investments held in the Trust Account is no less than 100% of the Required Amount as of the immediately prior calendar quarter end.

Section 6.2 Release of Trust Account Assets to the Beneficiaries’ Agent.

(a) Notwithstanding anything in this Trust Agreement to the contrary, the Beneficiaries’ Agent, acting on its own behalf and as agent for one or more Beneficiaries, shall have the right to withdraw Assets from the Trust Account at any time, without notice to the Grantor, subject only to written notice to the Trustee from the Beneficiaries’ Agent given in accordance with Section 10.1 of this Trust Agreement. Other than such notice, no other statement or document need be presented by the Beneficiaries’ Agent to withdraw such Assets except that the Beneficiaries’ Agent shall acknowledge to the Trustee receipt of such withdrawn Assets. Upon such written notice of demand of the Beneficiaries’ Agent, the Trustee shall immediately take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in the Assets to the Beneficiaries’ Agent and, to the extent applicable, deliver physical custody of such Assets to the Beneficiaries’ Agent. Upon such transfer, Trustee shall promptly forward a copy of such notice to the Grantor. The Trustee shall not be subject to any liability for any payment made by it to the Beneficiaries’ Agent pursuant to such written demand by the Beneficiaries’ Agent.

Section 6.3 Release of Trust Account Assets to the Grantor.

(a) All proceeds from the sale or substitution of the Assets in the Trust Account and the collection of interest, dividends and other income in respect to the Assets in the Trust Account shall be retained in the Trust Account and shall not be released to the Grantor, except in accordance with the provisions set forth in subparagraph (b) in this Section 6.3.

(b) Commencing from and after the fifth anniversary of the date hereof, and subject to receipt of the Beneficiaries’ Agent’s prior written consent, which shall not be unreasonably withheld, delayed or conditioned, the Grantor shall have the right to withdraw Assets from the Trust Account with an aggregate fair market value equal to the excess over 102% of the Required Amount as of the prior calendar quarter end, so long as, following such withdrawal, the aggregate fair market value of the Permitted Investments remaining in the Trust Account plus the aggregate fair market value of Assets remaining in the LPT Trust Account will exceed the net Reserves of the Beneficiary (including reserves for losses incurred but not reported) calculated in accordance with SAP with respect to Subject Liabilities reinsured with the Grantor as of such calendar quarter end plus the “LPT Required Amount” as of such quarter end; and provided, further, that in connection with any such withdrawal, the Grantor must provide a written certification to the Trustee stating the fair market value of each non-cash Asset withdrawn. In connection with any such release of Assets, the Trustee shall take any and all necessary steps to transfer absolutely and unequivocally all right, title and interest in such released Assets to the Grantor or its designee. The Trustee shall not be subject to any liability for any payment made by it to the Grantor pursuant to such written instructions received by it from the Beneficiaries’ Agent.

Section 7.4 Responsibilities of the Trustee.

(a) The Trustee, in the administration of the Trust Account, is to be bound solely by the express provisions herein, and such further written and signed directions as the appropriate party or parties may, under the conditions herein provided, deliver to the Trustee. The Trustee shall be under no obligation to enforce the Grantor’s obligations under this Trust Agreement, except as otherwise expressly provided or directed pursuant hereto. The Trustee shall be restricted to holding title to, operating and collecting the Assets comprising the Trust Account and the payment and distribution thereof for the purposes set forth in this Trust Agreement and to the conservation and protection of such Assets and the administration thereof in accordance with the provisions of this Trust Agreement, and the Trustee shall be liable only for its own negligence, willful misconduct or lack of good faith. The Trustee further agrees to forward upon request of the Beneficiaries’ Agent, the Grantor or any Insurance Commissioner a statement and valuation of all Assets held under this Trust Agreement.

(b) Subject to the other provisions of this Trust Agreement, including the requirements that only Permitted Investments may be held in the Trust Account and provisions relating to the substitution of Assets, (i) the Grantor or an asset manager appointed by the Grantor shall have the irrevocable authority and sole power to direct the Trustee, in the Grantor’s sole discretion, with respect to all aspects of the management or investment of the Assets contained in the Trust Account and (ii) the Trustee and the Beneficiaries’ Agent each acknowledges that it has no authority with respect to such management or investment activities, the Trustee agrees it will not exercise any discretion or take any action with respect to the matters in clause (i) above and will take any actions related thereto as directed by the Grantor in accordance therewith.

Section 7.5 Books and Records. The Trustee shall keep full and complete records of the administration of the Trust Account. The Grantor, any Beneficiary, the Beneficiaries’ Agent and/or the Insurance Commissioner may examine such records, upon reasonable notice to the Trustee, at any time during business hours through any person or persons duly authorized in writing by Grantor, the Beneficiary, the Beneficiaries’ Agent and/or the Insurance Commissioner, at the requesting party’s expense.

Section 7.8 Release of Information. The Trustee shall promptly respond to any and all reasonable requests for information concerning the Trust Account or the Assets held therein by any of the parties to this Trust Agreement. Furthermore, the Trustee shall fully and completely respond to any direct inquiries of the Insurance Commissioner, or any of its representatives, concerning the Trust Account or the Assets held hereunder, including, detailed inventories of securities or funds, and the Trustee shall permit the Insurance Commissioner, or its representatives, to examine and audit all securities or funds held hereunder. The Trustee shall promptly provide notice to the Beneficiaries’ Agent and the Grantor concerning all such inquiries, and shall provide seven (7) days prior notice to the Beneficiaries’ Agent and the Grantor of all such examinations and audits.

Section 7.11 Limitations of the Trustee. The Trustee shall in no way be responsible for determining the amount of Assets required to be deposited, or monitoring whether or not the Assets held within the Trust Account are Permitted Investments. The Trustee shall be under no liability for any release of Assets made by it to the Grantor in accordance with Article VI.

Section 9.4 Termination of Trust Account. At least 30 days, but not more than 45 days, prior to the termination of the Trust Account, written notice of termination shall be delivered by the Trustee to the Beneficiaries’ Agent

Section 10.2 Construction and Effect. This Trust Agreement and the enforceability hereof shall not be subject to the satisfaction of any conditions or qualifications not expressly included herein.

Exhibit B

Parental Guarantee Agreement

THIS PARENTAL GUARANTEE AGREEMENT, dated as of January 20, 2017 (this “Parental Guarantee Agreement”), is made by Berkshire Hathaway Inc., a Delaware corporation (“Berkshire”) in favor of National Union Fire Insurance Company of Pittsburgh, Pa., for itself and as appointed agent for the Reinsureds under the Reinsurance Agreement and as beneficiaries’ agent for the beneficiaries under the Trust Agreement (“NUFIC”, and NUFIC and the Reinsureds, including NUFIC, under the Reinsurance Agreement individually or collectively, as the context may require, referred to as “Reinsured”), and with respect to certain obligations of National Indemnity Company, a Nebraska property and casualty insurance company (“NICO”).

WITNESSETH:

WHEREAS, pursuant to the Aggregate Excess of Loss Reinsurance Agreement, dated as of January 20, 2017, by and between the Reinsured and NICO (the “Reinsurance Agreement”), the Reinsured ceded to NICO Ultimate Net Loss in excess of the Retention, subject to the Reinsurer’s Aggregate Limit.

WHEREAS, NICO is a wholly-owned subsidiary of Berkshire and Berkshire shall derive direct or indirect benefit from the transactions contemplated by the Reinsurance Agreement;

WHEREAS, in connection with entry into the Reinsurance Agreement, NICO, and NUFIC, as beneficiaries’ agent (“Trust Beneficiaries’ Agent”) for the Reinsureds (the “Trust Beneficiaries”), have agreed to enter into a Trust Agreement (the “Trust Agreement”) with Wells Fargo Bank, National Association, pursuant to which NICO shall create a trust to hold assets as security for the satisfaction of the obligations of NICO to the beneficiaries thereunder; and

WHEREAS, to induce the Reinsureds to enter into the transactions contemplated by the Reinsurance Agreement, Berkshire has executed and delivered this Parental Guarantee Agreement;

NOW, THEREFORE, in consideration of the foregoing, the covenants and agreements set forth herein, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and intending to be legally bound hereby, Berkshire and NUFIC (each individually, a “Party” and collectively, the “Parties”) hereby agree as follows:

ARTICLE I

DEFINITIONS; CONSTRUCTION

Section 1.1 Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Reinsurance Agreement or Trust Agreement as applicable. The following terms shall have the following meanings when used in this Parental Guarantee Agreement:

“Beneficiary” means NUFIC, acting for itself and as appointed agent on behalf of the Reinsureds under the Reinsurance Agreement and/or Trust Beneficiaries under the Trust Agreement.

“Berkshire” has the meaning set forth in the Preamble and includes successors and permitted assigns.

“Collateral” shall have the meaning provided in the Trust Agreement.

“Collateral Obligations” has the meaning set forth in Section 2.1(a).

“Collateral Triggering Event” shall have the meaning provided in the Trust Agreement.

“Dispute” shall have the meaning provided in the Reinsurance Agreement.

“Guaranteed Obligations” has the meaning set forth in Section 2.1(a).

“Insolvency Event” means, in respect of any Person, the occurrence or continuance of any of the following events, acts, occurrences or conditions, whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by that Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body: (i) that Person shall commence a voluntary case concerning itself under any insolvency laws or otherwise commence any other proceeding under any bankruptcy, rehabilitation, liquidation, conservation, dissolution, reorganization, arrangement, adjustment of debt, relief of debtors, insolvency or similar law of any jurisdiction whether now or hereafter in effect relating to such Person (any of the foregoing, an “Insolvency Proceeding”); (ii) an involuntary Insolvency Proceeding is commenced against that Person and such Insolvency Proceeding is not controverted within ten (10) calendar days, or is not dismissed within thirty (30) calendar days, after commencement of the case; (iii) a receiver, rehabilitator, custodian or liquidator is appointed for, or takes charge of, all or substantially all of the property of that Person; (iv) any order for relief or other order approving any such case or proceeding is entered; (v) that Person is adjudicated insolvent or bankrupt; (vi) that Person suffers any appointment of any custodian or the like for it or any substantial part of its property, which appointment continues undischarged or unstayed for a period of thirty (30) calendar days; (vii) that Person makes a general assignment for the benefit of creditors; (viii) that Person shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (ix) that Person shall call a meeting of its creditors with a view of arranging a composition or adjustment of its debts; (x) that Person shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing; or (xi) any corporate action is taken by such Person for the purpose of effecting any of the foregoing items (i)–(x).

“Interest” has the meaning set forth in Section 2.1(b).

“Interest Rate” shall have the meaning provided in the Reinsurance Agreement.

“NICO” has the meaning set forth in the Preamble and includes successors and permitted assigns.

“NUFIC” has the meaning set forth in the Preamble and includes successors and permitted assigns.

“Parental Guarantee” has the meaning set forth in Section 2.1(a).

“Parental Guarantee Agreement” has the meaning set forth in the Preamble.

“Party” or “Parties” has the meaning set forth in the Recitals.

“Proceeds” means “proceeds” as such term is defined in the UCC.

“Reinsurance Agreement” has the meaning set forth in the Recitals.

“Reinsurance Credit Event” shall have the meaning provided in the Reinsurance Agreement.

“Required Amount” shall have the meaning set forth in the Trust Agreement.

“Security Amount” shall have the meaning set forth in the Trust Agreement.

“Trigger Events” shall have the meaning set forth in Section 2.1(b).

“Trust Account” shall have the meaning set forth in the Trust Agreement.

“Trust Agreement” shall have the meaning set forth in the Recitals.

“Trustee” shall have the meaning set forth in the Trust Agreement.

“Ultimate Net Loss” shall have the meaning provided in the Reinsurance Agreement.

ARTICLE II

PARENTAL GUARANTEE

Section 2.1 Parental Guarantee.

(a) Berkshire hereby unconditionally and irrevocably guarantees (the “Parental Guarantee”) NICO’s full and prompt payment and, in the case of the obligations set forth in (ii) below (the “Collateral Obligations”), performance when due of NICO’s obligations for: (i) the payment of all Ultimate Net Loss due and owing by NICO, pursuant to and in accordance with the applicable provisions of the Reinsurance Agreement, subject always to the Aggregate Limit; and (ii) the transfer and assignment of assets into the Trust Account when required, including upon the occurrence of a Collateral Triggering Event or a Reinsurance Credit Event, pursuant to and in accordance with the applicable provisions of the Reinsurance Agreement and the Trust Agreement (such obligations, collectively, the “Guaranteed Obligations”).

(b) Except as set forth in Article III, the Beneficiary shall be entitled to proceed against Berkshire under this Parental Guarantee Agreement only following the occurrence of a Trigger Event. If NICO, after any of the events listed under (i), (ii) or (iii) below (the “Trigger Events”) has occurred, has not timely paid (or, in the case of Collateral Obligations, performed) a Guaranteed Obligation within thirty (30) days after the due date of such Guaranteed Obligation, the Beneficiary may proceed directly and at once, upon written notice to NICO and Berkshire, against Berkshire to obtain payment (or, in the case of Collateral Obligations, performance) of the full amount or any portion of the Guaranteed Obligation that is then due and payable and has not been paid (or, in the case of Collateral Obligations, performed) by NICO, together with interest on any such payments at the Interest Rate accrued from the applicable due date until the date of such payment (“Interest”). Following the occurrence of a Trigger Event, the Beneficiary shall be entitled to so proceed directly against Berkshire without first proceeding against or joining NICO or any other Person. The Trigger Events are as follows:

(i) any dissolution, liquidation, conservation, rehabilitation, bankruptcy, statutory reorganization, receivership, compulsory composition or similar statutory or delinquency proceeding involving NICO;

(ii) a final arbitration award, court order, decision or judgment with no appeal or stay pending (A) has been issued against NICO in favor of a Reinsured under the Reinsurance Agreement or the Trust Beneficiaries or the Trust Beneficiaries’ Agent under the Trust Agreement and remains unpaid (or, in the case of Collateral Obligations, unperformed) by NICO, or (B) has been issued against a Reinsured with respect to a claim in respect of Subject Liabilities that NICO has acknowledged in writing its obligation to pay and such claim remains unpaid by NICO; or

(iii) NICO has acknowledged in writing its obligation to pay (or, in the case of Collateral Obligations, perform) a Guaranteed Obligation and such Guaranteed Obligation remains due and unpaid (or, in the case of Collateral Obligations, unperformed) by NICO.

(c) This Parental Guarantee Agreement is a guarantee of payment (or, in the case of Collateral Obligations, performance) and not of collection merely, and upon the occurrence of a Trigger Event and any failure of NICO to pay (or, in the case of Collateral Obligations, perform) a Guaranteed Obligation as set forth above the Beneficiary, may, at its option, proceed directly and at once, with written notice, against Berkshire to collect and recover the full amount of NICO’s liability to pay (or, in the case of Collateral Obligations, perform) such Guaranteed Obligation (or any portion thereof) then due and owing, together with any applicable Interest, and otherwise enforce the Collateral Obligations. The Parental Guarantee is a continuing guaranty and the obligations of Berkshire hereunder are and shall be absolute under any and all circumstances, irrespective of, and Berkshire hereby waives, any defense it may have relating to: (i) any lack of validity, regularity or enforceability of this Parental Guarantee Agreement, the Reinsurance Agreement or the Trust Agreement, (ii) any change in time or place of payment of or other term of the Guaranteed Obligation, or any other amendment or waiver of or consent to departure from this Parental Guarantee Agreement, the Reinsurance Agreement, or the Trust Agreement, (iii) except with respect to whether a Trigger Event has occurred, any change, restructuring or termination of the corporate structure or existence, including a Change of Control, of NICO or Berkshire, or any dissolution, liquidation, conservation, rehabilitation, bankruptcy, statutory reorganization, receivership, compulsory composition, or similar statutory or delinquency proceeding affecting NICO or Berkshire or any of its assets or any resulting release or discharge of any obligation of NICO under the Reinsurance Agreement or the Trust Agreement or (iv) in the case of a Trigger Event of the type described in Section 2.1(b)(ii) or Section 2.1(b)(iii), any defense, set-off or other circumstance which might otherwise constitute a defense available to Berkshire or, except as to set-offs, to NICO. Notwithstanding anything contained herein to the contrary, nothing in this Parental Guarantee Agreement shall preclude Berkshire from asserting a valid claim or valid defense to the effect that the Guaranteed Obligation has been paid, discharged or satisfied in full in accordance with the terms of the Reinsurance Agreement or the Trust Agreement, as applicable. Except as otherwise expressly set forth in this Parental Guarantee Agreement, Berkshire hereby expressly waives promptness, diligence, demand, notice of dishonor, non-payment, non-performance or other default with respect to the Guaranteed Obligations, or any requirements that any right or power be exhausted or any action taken against NICO. To the extent that Berkshire shall have made any payments under this Parental Guarantee Agreement, any rights to subrogation which Berkshire may have as a result of any such payment shall be deferred, postponed and subordinated to the prior indefeasible payment in full of the Guaranteed Obligations. If all or any part payment applied to the Guaranteed Obligation is or must be recovered, rescinded or returned to NICO, Berkshire or any other Person because of a dissolution, liquidation, conservation, rehabilitation, bankruptcy, statutory reorganization, receivership, compulsory composition, or similar proceeding affecting any Party, such Guaranteed Obligation shall be deemed to have continued in existence, and this Parental Guarantee Agreement shall continue in effect as to such Guaranteed Obligation, all as though such payment had not been made.

(d) Berkshire shall pay on demand all fees and out-of-pocket expenses (including reasonable attorneys’ fees and expenses) incurred by the Beneficiary in any way relating to the successful enforcement of the rights of the Beneficiary hereunder. The Beneficiary shall pay on demand all fees and out-of-pocket expenses (including reasonable attorneys’ fees and expenses) incurred by Berkshire in any way relating to its defense of an unsuccessful action by the Beneficiary hereunder. Notwithstanding anything to the contrary in this Section 2.1(d), the Beneficiary shall not be entitled to be reimbursed hereunder for the costs or out-of-pocket expenses incurred in connection with any notice or demand required under Section 2.1(b) to the extent that such demand is not disputed or objected to by Berkshire.

(e) For the avoidance of doubt, but subject to Section 2.1(d), the payment (or, in the case of Collateral Obligations, performance) of a Guaranteed Obligation by Berkshire pursuant to this Parental Guarantee Agreement shall be deemed to satisfy NICO’s obligation to perform or pay such Guaranteed Obligation for any purpose, including under the Reinsurance Agreement, or the Trust Agreement, as applicable. The Beneficiary shall not be entitled to obtain payment (or, in the case of Collateral Obligations, performance) of a Guaranteed Obligation from NICO under the Reinsurance Agreement or the Trust Agreement or withdraw funds from the Trust Account or any replacement or successor thereof or substitution therefor to satisfy a Guaranteed Obligation to the extent that such Guaranteed Obligation has theretofore been paid or performed in full by Berkshire under this Parental Guarantee Agreement. In furtherance of the foregoing, the Beneficiary hereby agrees that any amounts paid by Berkshire under this Parental Guarantee Agreement shall be in satisfaction of any such amounts due and payable (but unpaid) by NICO under the Reinsurance Agreement, or the Trust Agreement, as applicable.

(f) Berkshire waives any and all rights of subrogation to NICO’s rights with respect to the Trust Account and any claims it may have with respect thereto now or in the future and whether by reason of any payment made by it of a Guaranteed Obligation or otherwise.

ARTICLE III

REMEDIES; RIGHTS UPON DEFAULT, INSOLVENCY, ETC.

Section 3.1 Insolvency Event. Upon the occurrence and continuance of an Insolvency Event of Berkshire, Beneficiary may proceed directly against Berkshire, independent of the existence or non-existence of a Trigger Event at such time. For the avoidance of doubt, for purposes of this Section 3.1, the Guaranteed Obligations with respect to the Trust Account shall include the obligation to contribute to the Trust Account the amounts necessary to satisfy the payment and performance obligations under the Trust Agreement with respect to the Security Amount or the Required Amount applicable to the Trust Account in effect at the time of the Insolvency Event of Berkshire and thereafter.

ARTICLE IV

DISPUTE RESOLUTION; ARBITRATION

Section 4.1 Arbitration of Disputes Not Resolved by Negotiation.

All Disputes arising under or in any way related to this Parental Guarantee Agreement, specifically including without limitation Disputes concerning alleged fraud in the inducement of any Transaction Document or other wrongful pre-Closing conduct shall, to the extent not resolved by negotiation between the Parties, be resolved by arbitration in a consolidated arbitration involving all agreements and Parties relevant to the dispute. Any Person that is a Party to any Transaction Document shall have an absolute right to intervene in any such arbitration.

Section 4.2 Procedure for Arbitration and Mandatory Pre-Arbitration Negotiation.

(a) The procedures for the arbitration and for the mandatory pre-arbitration negotiation are set forth in Article XIII of the Reinsurance Agreement, which is hereby incorporated herein. Arbitration hereunder shall be conducted in New York City, New York.

(b) In considering any relief to be awarded, the arbitrators (and the Designated Court, as appropriate) shall take into account the Parties’ view that the nature and uniqueness of the relationships created under the Transaction Documents as a whole render specific performance the remedy of choice hereunder where it is possible to implement that remedy.

Section 4.3 Permitted Judicial Proceedings.

The only permitted judicial proceedings relating to any Dispute are those set forth in, and are subject to the exclusive jurisdiction provisions of, Section 13.2(f) of the Reinsurance Agreement. Each Party finally and irrevocably waives any right to trial by jury of any matter or issue in such a permitted judicial proceeding.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.1 Entire Agreement. This Parental Guarantee Agreement, the Reinsurance Agreement, the Trust Agreement and any other documents delivered pursuant hereto or thereto, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof.

Section 5.2 Waiver and Amendment. This Parental Guarantee Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties hereto, or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. No waiver of any breach of this Parental Guarantee Agreement shall be held to constitute a waiver of any other or subsequent breach.

Section 5.3 Successors and Assigns. The rights and obligations of the Parties under this Parental Guarantee Agreement shall not be subject to assignment without the prior written consent of the other Parties, and any attempted assignment without the prior written consent of the other Parties shall be invalid ab initio. The terms of this Parental Guarantee Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.

Section 5.4 Construction; Interpretation. The Parties have participated jointly in the negotiation and drafting of this Parental Guarantee Agreement. In the event of an ambiguity or question of intent or interpretation arises, this Parental Guarantee Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Parental

Guarantee Agreement. When a reference is made to a Section such reference shall be to a Section of this Parental Guarantee Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Parental Guarantee Agreement, they shall be deemed to be followed by the words “without limitation.” The term “Parental Guarantee Agreement,” means this Parental Guarantee Agreement as amended or supplemented, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this Parental Guarantee Agreement in its entirety and not to any particular Section or provision of this Parental Guarantee Agreement. Reference to any applicable Law means such applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder. References to a Person are also to its successors and permitted assigns.

Section 5.5 Governing Law and Jurisdiction. This Parental Guarantee Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into therein, without reference to principles of choice of law or conflicts of laws that would require the application of the law of another jurisdiction.

Section 5.6 No Third Party Beneficiaries. Except for the Reinsureds and Trust Beneficiaries, each of which shall be an express third party beneficiary hereof, nothing in this Parental Guarantee Agreement is intended or shall be construed to give any Person, other than the Parties hereto, any legal or equitable right, remedy or claim under or in respect of this Parental Guarantee Agreement or any provision contained herein.

Section 5.7 Counterparts. This Parental Guarantee Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

Section 5.8 Severability. Any term or provision of this Parental Guarantee Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Parental Guarantee Agreement or affecting the validity or enforceability of any of the terms or provisions of this Parental Guarantee Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. If any provision of this Parental Guarantee Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable. In the event of such invalidity or unenforceability of any term or provision of this Parental Guarantee Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.

Section 5.9 Specific Performance. Each of the Parties acknowledges and agrees that the other Party would be irreparably damaged in the event that any of the provisions of this Parental Guarantee Agreement were not performed or complied with in accordance with their specific terms or were otherwise breached, violated or unfulfilled. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent noncompliance with, or breaches or violations of, the provisions of this Parental Guarantee Agreement by the other Party and to enforce specifically this Parental Guarantee Agreement and the terms and provisions hereof in any action instituted in accordance with Section 5.5, in addition to any other remedy to which such Party may be entitled, at law or in equity. In the event that any action is brought in equity to enforce the provisions of this Parental Guarantee Agreement, no Party will allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at law. The Parties further agree that (i) by seeking the remedies provided for in this Section 5.9, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Parental Guarantee Agreement, including monetary damages in the event that this Parental Guarantee Agreement has been terminated or in the event that the remedies provided for in this Section 5.9 are not available or otherwise are not granted and (ii) nothing contained in this Section 5.9 shall require any Party to institute any action for (or limit any Party’s right to institute any action for) specific performance under this Section 5.9 before exercising any other remedies under this Parental Guarantee Agreement that may be available then or thereafter nor shall the commencement of any action pursuant to this Section 5.9 or anything contained in this Section 5.9 restrict or limit any Party’s right to pursue any other remedies under this Parental Guarantee Agreement that may be available then or thereafter.

Section 5.10 Incontestability. Each Party hereby acknowledges that this Parental Guarantee Agreement, and each and every provision hereof, is and shall be enforceable according to its terms. Each Party hereby irrevocably waives any right to contest in any respect the validity or enforceability hereof. This Parental Guarantee Agreement shall not be subject to rescission, or to an award of damages, restitution, or reformation in lieu thereof, on any basis whatsoever, including intentional fraud.

Section 5.11 Notice. Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery. Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery. Such notices shall be given to the following address:

If to Beneficiary, to:

National Union Fire Insurance Company of Pittsburgh, Pa.

175 Water Street

New York, NY 10038

Attn: Chief Ceded Reinsurance Officer

With copies to:

National Union Fire Insurance Company of Pittsburgh, Pa.

175 Water Street

New York, NY 10038

Attn: General Counsel

If to Grantor, to:

National Indemnity Company

1314 Douglas Street, Suite 1400

Omaha, NE 68102-1944

Attn: General Counsel

With a copy to:

Berkshire Hathaway Group

100 First Stamford Place

Stamford, CT 06903

Attn: General Counsel

If to Berkshire, to:

Berkshire Hathaway Inc.

3555 Farnam Street

Omaha, NE 68131

Attn: Chief Financial Officer

Beneficiary, Berkshire or NICO may change its notice provisions hereunder on fifteen (15) calendar days’ advance notice in writing to each of such other Persons.

Section 5.12 Representations and Warranties. As of the date hereof, Berkshire hereby represents and warrants that (i) it has obtained all authorizations and approvals required under applicable Law to enter into and perform its obligations hereunder; (ii) it has all requisite corporate power and authority to enter into this Parental Guarantee Agreement and to perform its obligations hereunder; (iii) its execution and delivery of this Parental Guarantee Agreement, and its performance of its obligations hereunder, have been duly authorized by all necessary corporate action; and (iv) this Parental Guarantee Agreement, when duly executed and delivered by the other Parties hereto, will be a valid and binding obligation, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar Laws affecting creditors’ rights generally, by applicable insurance insolvency and liquidation statutes and regulations and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(The remainder of this page has been intentionally left blank.)

IN WITNESS WHEREOF, the Parties hereby execute this Parental Guarantee Agreement as of the day and year first set forth above.

BERKSHIRE HATHAWAY INC.

By:
	Name:	Marc D. Hamburg
	Title:	Senior Vice President

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA., for itself and as appointed agent for the Reinsureds and Trust Beneficiaries

By:
	Name:	Jeremy D. Edgecliffe-Johnson
	Title:	President and Chief Executive Officer

NATIONAL INDEMNITY COMPANY

By:
	Name:	Brian G. Snover
	Title:	Senior Vice President

[Signature Page to Parental Guarantee Agreement]

Exhibit C

NUFIC Pool Indicated Reserves: Notes By Proposed ADC Subjectivity, Line of Business, and Reserve Type, As of Q4/2015 Discount and ULAE Not Included in ADC Included in ADC Grand Total
Line of Business
Bulk ULAE
Acctg Adjus tments
Foreign Assumed
Retro/Bulk
Short-tailed
2016 Exit
Residual Market
Runoff Segment
DBA War Hazard
Acctg Adjus tments
Included Workers_Comp [Redacted] [Redacted] [Redacted]
[Redacted] [Redacted] [Redacted]
[Redacted]
Excess_Umbrella [Redacted] [Redacted] [Redacted]
[Redacted]
Commercial_Genl_Liab
[Redacted] [Redacted] [Redacted] [Redacted] [Redacted] Assmd_Re [Redacted] [Redacted] [Redacted]
[Redacted] DNO [Redacted] [Redacted]
[Redacted] EO_PI [Redacted] [Redacted]
[Redacted]
Commercial_Prop [Redacted] [Redacted] [Redacted]
Commercial_Auto_Liab [Redacted]
[Redacted]
[Redacted]
Med_Mal [Redacted]
[Redacted] [Redacted]
[Redacted]
EIL [Redacted] [Redacted] [Redacted]
[Redacted] Other_Casualty [Redacted] [Redacted]
[Redacted]
[Redacted]
EPLI
[Redacted]
[Redacted]
AH [Redacted]
[Redacted]
[Redacted] Homeowners [Redacted] [Redacted]
ULAE
[Redacted] [Redacted]
Aviation [Redacted] [Redacted] [Redacted]
[Redacted]
Fidelity
[Redacted]
[Redacted]
Marine [Redacted]
[Redacted] [Redacted] Personal_Auto_Liab [Redacted]
[Redacted]
[Redacted] Surety [Redacted]
[Redacted]
Trade_Credit [Redacted]
[Redacted]
Commercial_Auto_PD [Redacted] [Redacted] Warranty [Redacted] [Redacted] Inland_Marine [Redacted] [Redacted] Other_FinlLines [Redacted]
[Redacted]
KRE [Redacted]
[Redacted]
Crisis_Mgmt [Redacted]
[Redacted]
Cyber [Redacted]
[Redacted]
Political_Risk [Redacted]
[Redacted]
Personal_Auto_PD [Redacted]
[Redacted]
Legacy Ceded Adjustment [Redacted]
[Redacted]
[Redacted]
Grand Total
[Redacted]
[Redacted]
[Redacted]
[Redacted]
[Redacted]
[Redacted]
[Redacted]
[Redacted]
[Redacted]
[Redacted]
[Redacted]
[Redacted] AIG
Source: Internal. The booked workers’ compensation discount is represented by Workers’ Compensation Accounting Adjustments. The segmentation by Line of Business is based on AIG categories and generally ties to Annual Statement Lines. Regarding the 2016 Exits: (1) amounts shown represent only the NUFIC Pool portion (AEL and Canada make up the complement), (2) Healthcare is split between Excess_Umbrella and Comm Genl Liab, (3) Trucking resides in Excess_Umbrella, (4) PLL resides in EIL. Adjuster includes internally allocated internal adjuster expenses. “Legacy Ceded Adjustment” estimates are amounts booked as Net on the NUFIC Pool but are related to Legacy exposures Confidential 6

Exhibit D

Scheduled Segments1

(All $ in Millions USD)

1.	Full Segments identified as Excluded in “AIG Executive Summary Final Report 2015 (02-26-2016).pdf” dated Feb 26, 2016 (Table 2, Page 7) (Data Room at 1.4.2):

a.	AIG Europe ($[Redacted])

b.	Excess Workers’ Compensation ($[Redacted])

2.	Sub-Segments identified as Excluded in “Environmental – Final Report – 1Q2015 021516.pdf“ dated Feb 15, 2016 (Table 2, Page 4) (Data Room at 1.4.2.2).

a.	PROPAC NYGL ($[Redacted])

b.	PROPAC NY Pollution ($[Redacted])

c.	PROPAC ex NY GL ($[Redacted])

d.	PROPAC ex NY Pollution ($[Redacted])

3.	Sub-Segments identified as Excluded in “Environmental – Other Pollution Products – Final Report.pdf“ dated Feb 15, 2016 (Table 1, Page 7) (Data Room at 1.4.2.2)

a.	PLL-ES ($[Redacted])

b.	PLL-US ($[Redacted])

c.	CPL-ES ($[Redacted])

d.	E&O-ES ($[Redacted])

e.	E&O-US ($[Redacted])

f.	UST-ES ($[Redacted])

4.	Sub-Segments identified as Excluded in “Healthcare Final Report – 2015Q1 (02-15-2016).pdf“ dated Feb 15, 2016 (Table 1, Page 3) (Data Room at 1.4.2.5)

a.	Physicians and Surgeons ($[Redacted])

b.	Primary Products ($[Redacted])

c.	Excess Products ($[Redacted])

5.	Sub-Segments identified as Excluded in:

a.	“Lexington Casualty Div 92 XS 1Q2015 Final Report (2016_02_15).pdf“ dated Feb 15, 2016 (Table 1, Page 5) (Data Room at 1.4.2.6) and/or

b.	“Lexington Casualty D92 1Q2015 FINAL Report (2016_02_15).pdf“ dated Feb 15, 2016 (Table 1, Page 5) (Data Room at 1.4.2.6)

c.	Excess Trucking ($[Redacted]), as identified in (a) or (b) above

d.	Excess Workers Comp ($[Redacted]), as identified in (a) or (b) above

e.	AEL ($[Redacted]), as identified in (b) above

f.	Canada ($[Redacted], as identified in (a) or (b) above

g.	Other (-$[Redacted]), as identified in (a) or (b) above

h.	Prior Reviewed AIG Europe ($[Redacted]), as identified in (a) above

[1]	Data Room Reports identified above define “Greyed Out” [1] as follows: “[t]hroughout this report, certain items are highlighted in grey. These items are not relevant for the purpose of the potential reinsurance transaction, as they pertain to either items excluded from the scope of the transaction or to totals including items excluded from the scope.”

SCHEDULE 3.1

Illustrative Payment Schedule

Date	No. of Days since Effective Date	Total Amount Due	Balance Outstanding With Accrued Interest	Payments Made Illustration	Residual Balance Owed
1/1/2016	Effective Date	$9,760,000,000.00
2/3/2017	400		$10,188,646,416.13	$3,000,000,000.00	$7,188,646,416.13
3/3/2017	428		$7,210,307,554.33	$2,000,000,000.00	$5,210,307,554.33
4/3/2017	459		$5,227,692,414.81	$1,000,000,000.00	$4,227,692,414.81
5/3/2017	489		$4,241,342,879.86	$1,000,000,000.00	$3,241,342,879.86
6/30/2017	547		$3,261,607,087.49	$3,261,607,087.49	$0.00

SCHEDULE 8.1(a)

Approval under Section 1308 of the New York Insurance Law

SCHEDULE 8.1(e)

Reinsured Company	Domicile**	Pool Share of the Grand Total Reflected in the “Included in ADC” column of Exhibit C
National Union Fire Insurance Company of Pittsburgh, Pa.	Pennsylvania	35%
American Home Assurance Company	New York	35%
Lexington Insurance Company	Delaware	30%
AIG Assurance Company	Illinois	0%
AIG Property Casualty Company	Pennsylvania	0%
AIG Specialty Insurance Company	Illinois	0%
AIU Insurance Company	New York	0%
Commerce and Industry Insurance Company	New York	0%
Granite State Insurance Company	Illinois	0%
Illinois National Insurance Co.	Illinois	0%
New Hampshire Insurance Company	Illinois	0%
The Insurance Company of the State of Pennsylvania	Illinois	0%

**[Redacted]. Under no circumstance, shall a change or modification in the Inter-Company Pooling Agreement by and among the companies included in the Reinsured trigger a Reinsurance Credit Event.

SCHEDULE 8.2

Information Provided to Reinsurer

DATA ROOM FOLDER	FOLDER AND DOCUMENT NAMES
1	Berkshire Hathaway
1.1	Legal Documentation
AIGPC_Nico.pdf
Berkshire_ReleaseLetter.pdf
1.2	Q&A
AIG_2012_YellowBook.pdf
DBA WHR 2q14 to [Redacted].xlsx
DBA WHR 2q15 to [Redacted].xlsx
DBA_Questions.pdf
DBA_Warhazard_Transition.xlsx
Financial Lines US Business Mix 2012 - 2015.xls
[Redacted] POLICY LIST.docx
[Redacted] Policies.docx
Policies with Limits ([Redacted]).xls
Project Zenith - Berkshire Questions_asof_2017.01.13.xlsx
Project Zenith - Berkshire Questions_asof_2017.01.13_v2.xlsx
1.3	Transaction Overview
ADC_Reserves_by_AY_LOB_and_DIV.xlsx
ADC-IM-2016_August_12.pdf
Discount Split for Markets.xlsx
Information Phasing Process.pdf
Reconciliation_Summary.xlsx
rough reconciliation 8-26-2016.xlsx
rough reconciliation 9-6-2016.xlsx
rough reconciliation DRAFT 8-25-2016.pdf
Timeline 8-10-16.pdf
Transaction Overview 8-10-16.pdf
1.3.1	Documentation on Exclusions
Excluded Segments.pdf
Risk Sharing Memo 20160701.pdf
1.4	[Redacted] Reports
1.4.1	ADC Specific
AIG ADC Payout Report (07-14-2016) Range-Valued Exhibits.xlsx
AIG ADC Payout Report (07-14-2016).pdf
1.4.2	Standard 2015 Analysis
AIG Executive Summary Final Report 2015 (02-26-2016).pdf
1.4.2.1	DBA (Division 17)

DBA 2Q2015 Final Report 2016-02-15.pdf
DBA 2Q2015 Final Technical Appendix 2016-02-15.pdf
1.4.2.2	Environmental (Div 57 73 77)
Environmental - Final Report - 1Q2015 021516.pdf
Environmental - Final TA - 1Q2015 021516.pdf
Environmental - Other Pollution Products - Final Report.pdf
Environmental - Other Pollution Products Technical Appendix FINAL 2016-02-15.pdf
1.4.2.3	Excess Casualty (Divisions 08 30 32 68 75 81)
Excess Casualty Final Report - 1Q2015 (2016-02-15).pdf
Excess Casualty Final Technical Appendix - 1Q2015 (2-15-2016).pdf
1.4.2.4	Financial Services (Div 4,35,36,37,39,62,69&88)
Financial Services - 3Q2015 - FINAL Report (2016_02_15).pdf
Financial Services - 3Q2015 - Technical Appendix FINAL (2016_02_15).pdf
1.4.2.5	Healthcare (Divs 09,29,66,97)
Healthcare Final Report - 2015Q1 (02-15-2016).pdf
Healthcare Final Technical Appendix - 2015Q1 (02-15-2016).pdf
1.4.2.6	Lexington Casualty (Division 92)
Lexington Casualty D92 1Q2015 FINAL Report (2016_02_15).pdf
Lexington Casualty D92 1Q2015 Technical Appendix FINAL (2016_02_15).pdf
Lexington Casualty Div92 XS 1Q2015 Final Report (2016-02-15).pdf
Lexington Casualty Div92 XS 1Q2015 Final Technical Appendix (2016-02-15).pdf
1.4.2.7	Lexington Cat Excess Casualty (Division 91)
Div 91 CAT XS - Final Report - 1Q2015 021516.pdf
Div 91 CAT XS - Final TA - 1Q2015 021516.pdf
1.4.2.8	Lexington Cat Excess Financial (Division 63)
Cat Excess Financial Div 63 - Final Report - 2Q2015 021516.pdf
Cat Excess Financial Div 63 - Final TA - 2Q2015 021516.pdf
1.4.2.9	Lexington Financial Lines (Division 38)
Lexington Financial - Final Report 2Q2015 (2016-02-15).pdf
Lexington Financial - Final Technical Appendix 2Q2015 (2-15-2016).pdf
1.4.2.10	Primary AL GL WC (Division 13 21 26 27 54 55 58 59 82 89)
Construction Div 82 FINAL Report - 4Q2014 (02-15-2016).pdf
Construction Div 82 FINAL Technical Appendix - 4Q2014 (02-15-2016).pdf
Primary AL FINAL Report - 4Q2014 (02-15-2016).pdf
Primary AL FINAL Technical Appendix - 4Q2014 (02-15-2016).pdf
Primary GL - Final Report - 4Q2014 021516.pdf
Primary GL - Final Tech Appendix - 4Q2014 021516.pdf
Primary WC Report 4Q2014 FINAL (2015_02_15).pdf
Primary WC Technical Appendix #1 - Specialty FINAL (2016_02_15).pdf
Primary WC Technical Appendix #2 - Energy FINAL (2016_02_15).pdf

Primary WC Technical Appendix #3 - National Accounts FINAL (2016_02_15).pdf
Primary WC Technical Appendix #4 - Commercial Risk FINAL (2016_02_15).pdf
Primary WC Technical Appendix #5 - Transportation FINAL (2016_02_15).pdf
Primary WC Technical Appendix #6 - Construction FINAL (2016_02_15).pdf
Primary WC Technical Appendix #7 - Worldsource FINAL (2016_02_15).pdf
Primary WC Technical Appendix #8 - Truck FINAL (2016_02_15).pdf
Primary WC Technical Appendix #9 - Savings FINAL (2016_02_15).pdf
1.4.2.11	Professional Liab (Division 5 & 65)
Prof Liability - Final Report - (02-15-2016).pdf
Prof Liability - Tech Appendix - (02-15-16) Final.pdf
1.5	Tiger Extraction from [Redacted] Reports
1.5.1	Primary WC & DBA
01_WCprimary_SubmissionSumry.xlsb
01_WCprimary_SubmissionSumry_All_0_Tri_Years_Removed.xlsb
09_DBA_SubmissionSumry.xlsb
09_DBA_SubmissionSumry_All_0_Tri_Years_Removed.xlsb
WC_CaseReserves_Tri_NatAccts_Spec_Energy_CommRisk_Construc_Transp.xlsx
1.5.2	Excess Casualty & Lex Casualty & Lex Cat Excess Casualty
02_ExcessCasualty_SubmissionSumry.xlsb
02_ExcessCasualty_SubmissionSumry_All_0_Tri_Years_Removed_V2.Updated_8.19.2016.xlsb
03_LexingtonCasualty_SubmissionSumry.xlsb
04_LexingtonCAT_ExcessCasualty_SubmissionSumry.xlsb
Additional_ExcessCasualty_UnpaidLossLegal_LossTables.xlsx
Additional_ExcessCasualty_UnpaidLossLegal_LossTables_V2_Updated_8.25.2016.xlsx
1.5.3	Financial Services & Lex Financial & Lex Cat Excess Financial
05_LexingtonFinancial_CAT_ExcessCasualty_SubmissionSumry.xlsb
06_LexingtonFinancial_SubmissionSumry.xlsb
06_LexingtonFinancial_SubmissionSumry_V2.Updated_8.19.2016.xlsb
07_FinancialServices_SubmissionSumry.xlsb
1.5.4	General Liability
11_GL_Excess_SubmissionSumry.xlsb
14_GL_Primary_SubmissionSumry.xlsb
15_GL_Primary_Construction_SubmissionSumry.xlsb
1.5.5	Auto Liability
10_AL_Excess_SubmissionSumry.xlsb
16_AL_Primary_SubmissionSumry.xlsb
1.5.6	Healthcare
08_Healthcare_SubmissionSumry.xlsb
08_Healthcare_SubmissionSumry_V2.Updated_8.19.2016.xlsb

1.5.7	Professional Liability
12_ProfLiab_SubmissionSumry.xlsb
1.5.8	Environmental
13_Enviromental_SubmissionSumry.xlsb
1.6	AIG Materials
1.6.1	SupportForNon[Redacted]ReviewedSegments
Index_Non[Redacted]ReviewedSupplemental.xlsx
1.6.1.1	AIG Re (Div 49) and Risk Solutions (Div 78 83)
AIG RE (49.78.83) 2015 DVR Summary and Memo_v2.pdf
1.6.1.1.1	4Q Rollforward
AIG RE Reinsurance Solutions 4Q15 Rollforward DVR.pdf
1.6.1.2	Aviation and Aviation WC (Div 14)
Div 14 Aerospace Year End 2015 Aviation Gross (includes DVR).pdf
Div 14 Aerospace Year End 2015 Aviation Net (includes DVR).pdf
Div 14 Aerospace Year End 2015 WC Gross (includes DVR).pdf
Div 14 Aerospace Year End 2015 WC Net (includes DVR).pdf
1.6.1.3	Commutes and Insovents (Div 4C)
Breakout.xlsx
Div 4C 2015 National Union Memo.pdf
Div 4C Dublin Segment.pdf
Div 4C Lexington Excess Casualty.pdf
Div 4C Loss Development Factors.pdf
Div 4C National Union Segment Part 1.pdf
Div 4C National Union Segment Part 2.pdf
Div 4C Sunset Commutation Report at 3Q15 DRAFT ( 9-15-15).pdf
1.6.1.4	Compulsory Cessions Acct (Div 47)
CompCessionDiv47 GROSS Pool2015.pdf
CompCessionDiv47 NET Pool2015.pdf
Division47GrossPoolMemo2015.pdf
Division47NetPoolMemo2015.pdf
1.6.1.5	ECO
ECO DVR_123115_Memo.pdf
ECO DVR_Net_123115_Exhibits.pdf
1.6.1.6	Fidelity
Fidelity US Carried Reserve 4Q15.pdf
Fidelity US Gross 2015 Study.pdf
Fidelity US Net 2015 Study.pdf
1.6.1.7	Internal Reins Acct (Div 48)
Div 48 2015 DVR Summary & Memo.pdf
1.6.1.8	Marine (Div 41)
Div 41 Marine Year End 2015 Grs (includes DVR).pdf
Div 41 Marine Year End 2015 Net (includes DVR).pdf

1.6.1.9	Personal Umbrella and Personal Auto Liab (Div 7)
PCG IBNR Review YE 2015.pdf
1.6.1.10	Programs-Casualty (Div 66)
Div66 &78 2015 DVR - Gross.pdf
Div66 &78 2015 DVR - Net.pdf
1.6.1.10.1	4Q2015_Data
__Div66_Unpaid Rsvs by Segment_4q15.xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
[Redacted].xlsx
1.6.1.10.1.1	NonMachineAdjustments
D66 Non Machine & Indexing Adj_4q15.xlsx

1.6.1.11	Surety
1.6.1.11.1	Div 03
Div 03 Runoff Surety 2015 Year End Study.pdf
1.6.1.11.2	Div 60
Div 60 Domestic Surety 2015 Year-End Gross Study.pdf
Div 60 Domestic Surety 2015 Year-End Net Study.pdf
1.6.2	SupplementalSupportForSelect[Redacted]ReviewedSegments
1.6.2.1	Healthcare
Healthcare (Divs 09,29,66,97) 2015 DVR US Pool eval 4q15 Net Memo.pdf
Healthecare Net US Pool 2015 Exhibits (1).pdf
Healthecare Net US Pool 2015 Exhibits (2).pdf
Healthecare Net US Pool 2015 Exhibits (3).pdf
Healthecare Net US Pool 2015 Exhibits (4).pdf
Healthecare Net US Pool 2015 Exhibits (5).pdf
Index_Healthcare US Pool Carried Reserves As of 4Q15.xlsx
Nursing Homes Diagnostics (Exh 3 Appendix 1 - 4).pdf
Primary Hospitals Diagnostics (Exh 1 Appendix 1 - 4).pdf
XS Hospitals Diagnostics (Exh 2 Appendix 1 - 4).pdf
1.6.2.2	PrimaryWorkersCompensation
PrimaryWorkComp_Index.xlsx
1.6.2.2.1	Worldsource (Div21)
Div 21 YE 2015 Net DVR - (WC Only).pdf
1.6.2.2.2	Commercial Risk (Div59)
Div 59 WC YE 2015 Net DVR (all files).pdf
1.6.2.2.3	Energy (Div26 & Div54)
FINAL - Div 26 YE Package_WC.PDF
FINAL - Div 54_US_Net YE Package_WC.PDF
1.6.2.2.4	National Accounts (Div55)
4q15 Div 55 GC WC AOS - Net.pdf
4q15 Div 55 GC WC CA - Net.pdf
Div 55 Appendix D - Primary XS WC Appendix Exhibits.pdf
Div 55 Appendix D - Primary XS WC LDF Memo.pdf
Div 55 Appendix E – Primary XS WC Tail Memo.pdf
Exhibit I – 2015 Div 55 GC WC Memo.pdf
Exhibit M – 2015 Div 55 XS WC Memo.pdf
Exhibit N - Div 55 2015 XS WC DVR.pdf
1.6.2.2.5	SWC (Div58 & Div13)
SWC Net Study.pdf
1.6.2.2.6	Transportation (Div89)
Div 89 Appendix A1 - Excess AY 2015 ELR.pdf
Div 89 Appendix A2 - Guaranteed Cost AY 2015 ELR.pdf
Div 89 Appendix D - Primary XS WC Appendix Exhibits.pdf

Div 89 Appendix D - Primary XS WC LDF Memo.pdf
Div 89 Exhibit I - 2015 GC WC AOS Memo.pdf
Div 89 Exhibit J - 2015 GC WC AOS DVR.pdf
Div 89 Exhibit K - 2015 GC WC CA Memo.pdf
Div 89 Exhibit L - 2015 GC WC CA DVR.pdf
DIv 89 Exhibit M - 2015 XS WC Memo.pdf
Div 89 Exhibit N - 2015 XS WC DVR.pdf
Div 89 Year_End_Memo.pdf
1.6.2.3	ExcessCasualty
XSCas_Net_Memo_4Q2015_Update_02112016_with_1Q15_Memo.pdf
1.6.2.4	FinancialServices
Index_FinancialServices.xlsx
US Financial Services 2015 Net DVR Package.pdf
1.6.2.5	LexingtonCatExcessCasualty
Div91 2015 Net DVR.pdf
Index_LexingtonCatExcessCasualty.xlsx
1.6.2.6	Professional Liab (Division 5 & 65)
Div 5&65 Prof Liab Gross YE 2015 DVR.pdf
Div 5&65 Prof Liab Net YE 2015 DVR.pdf
1.6.2.7	Primary AL GL WC
1.6.2.7.1	Division 59
Div 59 YE 2015 Gross DVR (all files).pdf
Div 59 YE 2015 Net DVR (all files).pdf
1.6.2.7.2	Division 55
1.6.2.7.2.1	Gross Canada
2015 Gross Div 55 GC AL Canada CAD DVR.pdf
2015 Gross Div 55 GC AL Canada USD DVR.pdf
2015 Gross Div 55 GC GL Canada CAD DVR.pdf
2015 Gross Div 55 GC GL Canada USD DVR.pdf
2015 Gross Div 55 XS AL Canada CAD DVR.pdf
2015 Gross Div 55 XS AL Canada USD DVR.pdf
2015 Gross Div 55 XS GL Canada CAD DVR.pdf
2015 Gross Div 55 XS GL Canada USD DVR.pdf
Appendix A1 - Excess AY 2015 ELR Canada.pdf
Appendix A2- Guaranteed Cost AY 2015 ELR Canada.pdf
Appendix B.pdf
Div 55 YE Memo (Gross Canada).pdf
Exhibit A - Paid-to-paid Adjuster Ratio Selection.pdf
1.6.2.7.2.2	Gross US
1	Bulk
2015 Div 55 Bulk-Inactive DVR.pdf
2015 Div 55 Gross Bulk-Active DVR.pdf

2	GC
2015 Div 55 GC Ceded Memo.pdf
Div 55 85 Non-Excess Ceded Unpaid Claim Estimate 4q15.pdf
3	XS
2015 Div 55 XS AL US DVR Gross.pdf
2015 Div 55 XS GL US DVR Gross.pdf
2015 Div 55 XS WC US DVR Gross.pdf
2015 Grs XS AL Memo.pdf
2015 Grs XS GL Memo.pdf
2015 Grs XS WC Memo.pdf
1.6.2.7.2.3	Net Canada
Appendix A1 - Excess AY 2015 ELR Canada.pdf
Appendix A2- Guaranteed Cost AY 2015 ELR Canada.pdf
Div 55 YE Memo (Net Canada).pdf
Exhibit A - 2015 Div 55 Net AL Canada Memo.pdf
Exhibit B - 2015 Div 55 XS AL Canada CAD DVR.pdf
Exhibit C - 2015 Div 55 XS AL Canada USD DVR.pdf
Exhibit D - 2015 Div 55 GC AL Canada CAD DVR.pdf
Exhibit E - 2015 Div 55 GC AL Canada USD DVR.pdf
Exhibit F - 2015 Div 55 Net GL Canada Memo.pdf
Exhibit G - 2015 Div 55 XS GL Canada CAD DVR.pdf
Exhibit H - 2015 Div 55 XS GL Canada USD DVR.pdf
Exhibit I - 2015 Div 55 GC GL Canada CAD DVR.pdf
Exhibit J - 2015 Div 55 GC GL Canada USD DVR.pdf
1.6.2.7.2.4	Net US
Appendix A1 Excess AY 2015 ELR.pdf
Appendix A2 Guaranteed Cost AY 2015 ELR US.pdf
Appendix B SCI, Aggregate, Deductible Corrections PYD.pdf
Appendix C Service Fees PYD.pdf
Appendix D Primary XS AL Appendix Exhibits.pdf
Appendix D Primary XS AL LDF Memo.pdf
Appendix D Primary XS GL Appendix Exhibits.pdf
Appendix D Primary XS GL LDF Memo.pdf
Appendix D Primary XS WC LDF Memo.pdf
Appendix D Primary XS WC Appendix Exhibits.pdf
Appendix E Primary XS WC Tail Memo.pdf
Appendix F1 Bulk AL Diagnostics.pdf
Appendix F2 Bulk GL Diagnostics.pdf
Appendix F3 Bulk WC Diagnostics.pdf
Appendix G Bulk WC LDF Inflation Relativities.pdf

Appendix H Aggregate Excess Reserves.pdf
Div 55 YE Memo (Net US).pdf
Exhibit A 2015 Div 55 GC AL Memo.pdf
Exhibit B 2015 Div 55 GC AL DVR.pdf
Exhibit C 2015 Div 55 XS AL Memo.pdf
Exhibit D 2015 XS AL DVR.pdf
Exhibit E 2015 Div 55 GC GL Memo.pdf
Exhibit F 2015 Div 55 GC GL DVR.pdf
Exhibit G 2015 Div 55 XS GL Memo.pdf
Exhibit H 2015 XS GL DVR.pdf
Exhibit I 2015 Div 55 GC WC Memo.pdf
Exhibit J 2015 Div 55 GC WC AOS DVR.pdf
Exhibit L 2015 Div 55 GC WC CA DVR.pdf
Exhibit M 2015 Div 55 XS WC Memo.pdf
Exhibit N 2015 XS WC DVR.pdf
Exhibit O 2015 Div 55 Bulk Memo.pdf
Exhibit P 2015 Div 55 Net Bulk-Active DVR.pdf
Exhibit Q 2015 Div 55 Bulk-Inactive DVR.pdf
1.6.2.7.3	Division 27
Division 27 Gross Reserve Study.pdf
Division 27 Net Reserve Study.pdf
1.6.2.7.4	Division 26 & 54 - Energy
FINAL - Div 26 YE Package.pdf
FINAL - Div 54_CAN_Grs YE Package.pdf
FINAL - Div 54_CAN_Net YE Package.pdf
FINAL - Div 54_US_Grs YE Package.pdf
FINAL - Div 54_US_Net YE Package.pdf
1.6.2.7.5	Division 21
Div 21 YE 2015 Gross DVR (all files).pdf
Div 21 YE 2015 Net DVR (all files).pdf
1.6.2.7.6	Division 13 & 58 - Specialty WC
SWC Gross Study signed.pdf
SWC Net Study signed.pdf
1.6.2.7.7	Division 89
1.6.2.7.7.1	PDF
1	Gross
Appendix H1 GC AY 2015 LR.pdf
Appendix H2 XS AY 2015 LR.pdf
Appendix I Legal PTP.pdf
Appendix J GC Deal Sheet and Adj Summary.pdf
Div 89 2015 Gross Study Memo.pdf
Div 89 2015 Gross Study.pdf

2	Net
Appendix A1 Excess AY 2015 ELR.pdf
Appendix A2 Guaranteed Cost AY 2015 ELR.pdf
Appendix B SCI, Aggregate, Deductible Corrections PYD.pdf
Appendix C Service Fees PYD.pdf
Appendix D Primary XS Exhibits.pdf
Appendix E Primary XS WC Tail Memo.pdf
Appendix F1 Bulk AL Diagnostics.pdf
Appendix F2 Bulk GL Diagnostics.pdf
Appendix F3 Bulk WC Diagnostics.pdf
Appendix G Bulk WC LDF Inflation Relativities.pdf
Div 89 Year_End_Memo.pdf
Exhibit A 2015 GC AL Memo.pdf
Exhibit B 2015 GC AL DVR.pdf
Exhibit C 2015 XS AL Memo.pdf
Exhibit D 2015 XS AL DVR.pdf
Exhibit E 2015 GC GL Memo.pdf
Exhibit F 2015 GC GL DVR.pdf
Exhibit G 2015 XS GL Memo.pdf
Exhibit H 2015 XS GL DVR.pdf
Exhibit I 2015 GC WC AOS Memo.pdf
Exhibit J 2015 GC WC AOS DVR.pdf
Exhibit K 2015 GC WC CA Memo.pdf
Exhibit L 2015 GC WC CA DVR.pdf
Exhibit M 2015 XS WC Memo.pdf
Exhibit N 2015 XS WC DVR.pdf
Exhibit O 2015 Bulk Memo.pdf
Exhibit P 2015 Bulk-Active DVR.pdf
Exhibit Q 2015 Bulk-Inactive DVR.pdf
Exhibit R Agg XS Exhibit.pdf
1.6.2.7.8	Division 82
1.6.2.7.8.1	Gross
Exhibit A1 — 2015 Gross Div 82 Year_End_Memo - signed.pdf
Exhibit A1 — 2015 Gross Div 82 Year_End_Memo.pdf
Exhibit A2 — 2015 Gross Reserve Study.pdf
Exhibit B1 — Div 82 2015 Gross Reserve Study Standard Report WC AOS.pdf
Exhibit B2 — Div 82 2015 Gross Reserve Study Standard Report WC CA.pdf
Exhibit B3 — Div 82 2015 Gross Reserve Study Standard Report WC NY.pdf
Exhibit C1 — Div 82 2015 Gross Reserve Study Standard Report GL CD CA.pdf
Exhibit C2 — Div 82 2015 Gross Reserve Study Standard Report GL CD xCA.pdf

Exhibit C3 — Div 82 2015 Gross Reserve Study Standard Report GL xCD AOS.pdf
Exhibit C4 — Div 82 2015 Gross Reserve Study Standard Report GL xCD CA.pdf
Exhibit C5 — Div 82 2015 Gross Reserve Study Standard Report GL xCD NY.pdf
Exhibit C7 — Primary GL Div 82 2015 DVR Revised Method Weights Supplement.pdf
Exhibit D1 — Div 82 2015 Gross Reserve Study Standard Report AL.pdf
Exhibit D2 — Div 82 2015 Gross Reserve Study Standard Report APD.pdf
Exhibit E1 — Div 82 2015 Gross Reserve Study CAT NYSCA and NM.pdf
Exhibit F1 — 4Q15 Ad Hoc Analysis_SCI Fusion Deductible Memo.pdf
Exhibit F2 — Exh Pack SCI_K5 list for MD Correction_bpd 20151220 DRAFT v2.pdf
Exhibit F3 — Deductible Aggregate&Closeout Exposure From [Redacted] @2Q15.pdf
Exhibit F4 — Appx 1_Deductible Correction - AIG Claims ppt.pdf
Exhibit G1 — 2015 Canada Gross Study 4q14.pdf
zAppendicies — Div 82 Gross Reserve Study.pdf
1.6.2.7.8.2	Net
Exhibit A1 — 2015 Div 82 Year_End_Memo - signed.pdf
Exhibit A1 — 2015 Div 82 Year_End_Memo.pdf
Exhibit A2 — 2015 Net Reserve Study.pdf
Exhibit B1 — Div 82 WC DVR 2015 Memo.pdf
Exhibit B2 — Div 82 2015 Reserve Study Standard Report WC AOS.pdf
Exhibit B3 — Div 82 2015 Reserve Study Standard Report WC CA.pdf
Exhibit B4 — Div 82 2015 Reserve Study Standard Report WC NY.pdf
Exhibit C1 — Primary GL Div 82 2015 DVR @ 4Q14_Memo.pdf
Exhibit C2 — Primary GL Div 82 2015 DVR @ 4Q14_CD CA_Exhibits.pdf
Exhibit C3 — Primary GL Div 82 2015 DVR @ 4Q14_CD xCA_Exhibits.pdf
Exhibit C4 — Primary GL Div 82 2015 DVR @ 4Q14_xCD AOS_Exhibits.pdf
Exhibit C5 — Primary GL Div 82 2015 DVR @ 4Q14_xCD CA_Exhibits.pdf
Exhibit C6 — Primary GL Div 82 2015 DVR @ 4Q14_xCD NY_Exhibits.pdf
Exhibit C8 — Primary GL Div 82 2015 DVR Revised Method Weights Supplement.pdf
Exhibit D1 — Primary AL 2015 DVR @ 4Q14_Div 82_Memo.pdf
Exhibit D2 — Primary AL 2015 DVR @ 4Q14_Div 82 AL_Exhibits.pdf
Exhibit D3 — Primary AL 2015 DVR @ 4Q14_Div 82 APD_Exhibits.pdf
Exhibit E1 — Div 82 NM CAT & NYSCA DVR Model Validation Memo.pdf
Exhibit E2 — Div 82 2015 Reserve Study CAT NYSCA and NM.pdf
Exhibit F1 — 4Q15 Ad Hoc Analysis_SCI Fusion Deductible Memo.pdf
Exhibit F2 — Exh Pack SCI_K5 list for MD Correction_bpd 20151220 DRAFT v2.pdf
Exhibit F3 — Deductible Aggregate&Closeout Exposure From [Redacted] @2Q15.pdf
Exhibit F4 — Appx 1_Deductible Correction - AIG Claims ppt.pdf

Exhibit G1 — 2015 Canada Study 4q14.pdf
zAppendicies — Div 82 Net Reserve Study.pdf
1.6.2.8	DBA (Division 17)
2015 Div 17 Gross Memo (with DvR).pdf
2015 Div 17 Net Memo (with DvR).pdf
1.6.2.9	Environmental (Div 57 73 77)
Gross Environmental US reserve analysis as of 4Q15 print v3.pdf
Net Environmental US reserve analysis as of 4Q15 print v8.pdf
1.6.2.10	Lexington Cat Excess Financial (Division 63)
D63_2015q4_DVR_Net_and_Gross.pdf
1.6.2.11	Lexington Casualty (Division 92)
D92 2015 DVR - US Pool - 4q15 - GROSS.pdf
D92 2015 DVR - US Pool - 4q15 - NET.pdf
1.6.2.12	WorkCompSavings
Settlement Strategy Savings Update Extract.pdf
Settlement_Rates_Primary_WC.pdf
WC supporting package (KPI + credit walk) - v1.pdf
1.6.2.13	Lexington Financial Lines (Division 38)
D38_2015q4_DVR_Net_and_Gross_LessLargeClaimLists.pdf
1.6.3	ProfitabilityStudyExtracts
MixShift_Extracts_6Sep2016.pdf
1.7	Tiger Extraction from AIG Reports
AL_NET_DVR_Extracts_Loss_LAE_Legal.xlsx
ExcessCasualty_NET_DVR_Extracts_Loss_LAE_Legal.xlsx
Financial_Services_Net_DVR_Extracts_Loss_LAE_Legal.xlsx
GL_NET_DVR_Extracts_Loss_LAE_Legal.xlsx
Lexington_Financial_NET_DVR Extracts_Loss_LAE_Legal.xlsx
WC_Net_DVR_Extracts_Loss_LAE_Legal.xlsx
1.8	CY 2016 Info
10Jan2017_CY2016_Incurred Data_Schedule_Summary.xlsx
13Jan2017_CY2016_Paid Data_Schedule_Summary.xlsx
9Jan2017_CY2016_Incurred Data_Schedule_Summary.xlsx.xlsx
9Jan2017_CY2016_Paid Data_Schedule_Summary.xlsx
AdmD91CY2016.xlsx
Admitted Large Events.xlsx
Div92 16q4 - XS CY 2016 Large Claims.xlsx
GC_WC_settlement_payments_exhibit.xlsx
Top 35 Excess Casualty Paid Claims in CY 2016.xlsx
Top 35 Excess Casualty Paid Claims in CY 2016_v2.xlsx

Limitations and Qualifications

Certain of the documents Reinsureds have provided to the Reinsurer are derived from data and information (collectively, the “Data”): (i) maintained in or compiled by certain automated systems and/or manual processes of the Reinsureds or their Affiliates that exist in their normal course of business (and the Reinsured is not aware, as of the Execution Date of this Reinsurance Agreement, of any significant deficiencies in the controls covering such systems or processes) and/or (ii) received by the Reinsureds directly or indirectly from third parties. For purposes of the representation in Section 8.2 of this Reinsurance Agreement, the term “reasonable inquiry” is not intended to be construed, and shall not be construed, to include an independent verification by Reinsureds of the accuracy, completeness or integrity of the Data.

The representations and warranties given by Reinsureds herein with respect to any document supplied to the Reinsurer are limited by the actual knowledge of the individual who prepared it as of the time it was prepared and for the purposes of which it was prepared, and, subject to Section 8.1 of this Reinsurance Agreement, no additional representations or warranties are made as to the subject matter of such documents. As to documents created and maintained in the ordinary course of business and supplied to the Reinsurer, as opposed to documents created expressly for the Reinsurer, Reinsureds represent only that the individuals supplying such documents did not have reason to believe that the documents so supplied were materially inaccurate. Any limitations, qualifications or conditions that form part of any of the documents included in this Schedule 8.2 are expressly incorporated herein.

When information set forth in materials listed on this Schedule 8.2 has been amended, modified or supplemented by other information listed on this Schedule 8.2, the representation in Section 8.2 of this Reinsurance Agreement is made solely as to such information as so amended, modified or supplemented. In implementation of this paragraph, the following documents supersede other documents supplied to Reinsurer, as indicated:

•	“Project Zenith - Berkshire Questions_asof_2017.01.13_v2.xlsx” supersedes “Project Zenith - Berkshire Questions_asof_2017.01.13.xlsx” (Folder 1.2)

•	“rough reconciliation 9-6-2016.xlsx” supersedes “rough reconciliation 8-26-2016.xlsx” and “rough reconciliation DRAFT 8-25-2016.xlsx” (Folder 1.3)

•	“13Jan2017_CY2016_Paid Data_Schedule_Summary.xlsx” supersedes “9Jan2017_CY2016_Paid Data_Schedule_Summary.xlsx” (Folder 1.8)

•	“10Jan2017_CY2016_Incurred Data_Schedule_Summary.xlsx” supersedes “9Jan2017_CY2016_Incurred Data_Schedule_Summary.xlsx.xlsx” (Folder 1.8)

•	“Top 35 Excess Casualty Paid Claims in CY 2016_v2.xlsx” supersedes “Top 35 Excess Casualty Paid Claims in CY 2016.xlsx” (Folder 1.8)

The representation set forth in Section 8.2 of this Reinsurance Agreement does not apply to materials provided to the Reinsurer prior to August 11, 2016 except, and only to the extent that, such materials are expressly incorporated into and adopted by materials supplied to the Reinsurer on or after such date.

Except to the extent setting forth qualifications or limitations, the description of the documents set forth in this Schedule 8.2 are for identification purposes only, form no part of the representations or warranties made in this Reinsurance Agreement, and shall not be referred to in any dispute resolution proceedings thereunder except as, and only to the extent, necessary to determine the identity of a document or documents at issue in such proceeding.

SCHEDULE 8.2-1

Knowledgeable Individuals

Chris Laws

Nathan Lord

Nicholas Pastor

Frank Schmid

Megan Watt*

*	only with respect to the following documents in Data Room Folder 1.2: “[Redacted] POLICY LIST.docx, [Redacted] Policies.docx, Policies with Limits ([Redacted]).xls and the fourth question/request in Project Zenith - Berkshire Questions_as_of_2017.01.12_v3.xlsx.

SCHEDULE 8.5

Paid Loss Data

13Jan2017_CY2016_Paid Data_Schedule_Summary.xlsx